--------------------------------------------------------------------------------
                         |                           |
Securitized Products     |   [LOGO Morgan Stanley]   |     Group October 5, 2001
                         |                           |
--------------------------------------------------------------------------------

                           CMBS NEW ISSUE TERM SHEET

                   ------------------------------------------
                                  $635,496,000
                                 (APPROXIMATE)

                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                  AS DEPOSITOR
                   ------------------------------------------

                      O LINCOLN REALTY CAPITAL CORPORATION

               O FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                      AND

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      O NATIONWIDE LIFE INSURANCE COMPANY

                         O MONY LIFE INSURANCE COMPANY

            O TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                        O AEGON USA REALTY ADVISORS INC.


                            AS MORTGAGE LOAN SELLERS

                          ----------------------------
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ
                          ----------------------------



                                 MORGAN STANLEY
GOLDMAN, SACHS & CO.                                        SALOMON SMITH BARNEY

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

TRANSACTION FEATURES
--------------------

>     Loan Pool:

      A combination of seasoned and newly originated commercial and multifamily mortgage loans. The mortgage pool has an approximate weighted average seasoning of 3.3 years and comprises collateral originated or acquired by these six insurance companies for their general account portfolios, between 1990 and 2001.

------------------------------------------------------------------------------------------------------------------------------
                                                                               WEIGHTED AVE.    WEIGHTED AVE.    WEIGHTED AVE.
                                 CUT-OFF DATE                WEIGHTED AVE.      DSCR @ 9.0%      CUT-OFF DATE       BALLOON
SELLERS         NO. OF LOANS     BALANCE ($)     % OF POOL    UCF DSCR (X)      CONSTANT (X)       LTV (%)          LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Lincoln                10        197,744,004         27.7         1.54             1.60              56.1            44.0
Allmerica              43        182,187,649         25.6         1.46             1.71              57.2            34.2
Nationwide             20        138,101,654         19.4         1.42             1.67              60.6            35.2
MONY                    8         70,161,659          9.8         1.66             1.71              62.9            53.2
TIAA                    5         67,701,429          9.5         1.36             1.36              70.5            62.3
AEGON                   5         57,143,389          8.0         1.70             1.76              56.6            46.2
Total:                 91       $713,039,783        100.0%        1.50x            1.64x             59.3%           42.6%
------------------------------------------------------------------------------------------------------------------------------

      o     Average Cut-off Date Balance: $7,835,602, 1.1% of the pool

      o     Largest Loan: $54,478,890, 7.6% of the pool

      o Five largest and ten largest loan exposures: 24.5% and 37.1% of pool, respectively

      o Four loans of the ten largest are shadow rated investment grade representing 19.6% of the pool

>     Property Types:

                                  [PIE CHART]

                         Retail               35.3%
                         Office               33.9%
                         Industrial           16.6%
                         Multifamily           8.5%
                         Mixed Use             5.6%

> Collateral Information Updates: Updated loan information is expected to be part of the monthly Certificateholder Reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.ctslink.com/cmbs.

> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

OFFERED CERTIFICATES
--------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CERTIFICATE
                                                                                       EXPECTED FINAL                  PRINCIPAL TO
       INITIAL CERTIFICATE  SUBORDINATION      RATINGS        AVERAGE      PRINCIPAL    DISTRIBUTION        RATE           VALUE
CLASS      BALANCE (1)          LEVELS     (FITCH/MOODY'S)  LIFE (2)(3)  WINDOW (2)(4)    DATE (2)     DESCRIPTION (5)   RATIO (6)
-----------------------------------------------------------------------------------------------------------------------------------
A-1       $200,100,000         14.000%         AAA/Aaa         3.40          1 - 57      7/18/2006         Fixed          51.0%
A-2       $151,800,000         14.000%         AAA/Aaa         5.70         57 - 81      7/18/2008         Fixed          51.0%
A-3       $261,314,000         14.000%         AAA/Aaa         7.90         81 - 111     1/18/2011         Fixed          51.0%
B         $ 22,282,000         10.875%         AA/Aa2          9.23        111 - 111     1/18/2011         Fixed          52.9%

PRIVATE CERTIFICATES (7)
------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       INITIAL CERTIFICATE                                                                                             CERTIFICATE
           BALANCE OR                                                                  EXPECTED FINAL                  PRINCIPAL TO
            NOTIONAL        SUBORDINATION      RATINGS        AVERAGE      PRINCIPAL    DISTRIBUTION        RATE           VALUE
CLASS      AMOUNT (1)           LEVELS     (FITCH/MOODY'S)  LIFE (2)(3)  WINDOW (2)(4)    DATE (2)     DESCRIPTION (5)   RATIO (6)
-----------------------------------------------------------------------------------------------------------------------------------
C         $ 18,718,000          8.250%           A/A2          9.33        111 - 114     4/18/2011         Fixed          54.4%
D         $  5,347,000          7.500%          A-/A3          9.48        114 - 114     4/18/2011         Fixed          54.9%
E         $  5,348,000          6.750%        BBB+/Baa1        9.55        114 - 115     5/18/2011         Fixed          55.3%
F         $  8,913,000          5.500%         BBB/Baa2        9.69        115 - 120    10/18/2011      Fixed/NWAC        56.0%
G         $  5,348,000          4.750%        BBB-/Baa3       10.20        120 - 125     3/18/2012      Fixed/NWAC        56.5%
X-1       $713,039,782 (8)      -----          AAA/Aaa        -----          -----         -----       Variable Rate      -----
X-2       $219,000,000 (8)      -----          AAA/Aaa        -----          -----         -----       Variable Rate      -----
H - N     $ 33,869,782          -----           -----         -----          -----         -----            Fixed         -----
-----------------------------------------------------------------------------------------------------------------------------------

Notes: (1)  As of October 1, 2001. In the case of each Class, subject to a permitted variance of plus or minus 5%.

       (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

       (3)  Average life is expressed in terms of years.

       (4) Principal window is the period (expressed in terms of months and commencing with the month of November 2001) during which distributions of principal are expected to be made to the holders of each designated Class.

       (5) The Class A-1, A-2, A-3, B, C, D and E Certificates will accrue interest at a fixed rate. The Class F and G Certificates will be subject to a NWAC cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."

       (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-2 and A-3 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-2 and A-3 Certificate Balances.

       (7) Certificates are not offered hereby and are to be offered privately pursuant to Rule 144A.

       (8) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Class X-2 Notional Amount at any time on or before the Distribution Date occurring in October 2008 is equal to the sum of the Certificate Balances of the Class B, Class C and the deemed Certificate Balance of a component (the "Class A-3B Component") of the Class A-3 Certificates representing an initial Certificate Balance equal to $178,000,000, which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class A-3A Component"), representing an initial Certificate Balance equal to $83,314,000 has been reduced to zero. After October 2008 the Notional Amount of the Class X-2 Certificates will be equal to zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

I. ISSUE CHARACTERISTICS
   ---------------------

   Issue Type:                     Public: Classes A-1, A-2, A-3 and B (the
                                   "Offered Certificates")

   Private (Rule 144A):            Classes X-1, X-2, C, D, E, F, G, H, J, K, L,
                                   M and N

   Securities Offered:             $635,496,000 monthly pay, multi-class,
                                   sequential pay commercial mortgage REMIC
                                   Pass-Through Certificates, consisting of four fixed-rate principal and interest classes
                                   (Classes A-1, A-2, A-3, and B)

   Sellers: Lincoln, Allmerica, Nationwide, MONY, TIAA and AEGON

   Lead Bookrunning Manager:       Morgan Stanley & Co. Incorporated

   Co-Managers:                    Goldman, Sachs & Co. and Salomon Smith Barney

   Master Servicer:                TBD

   Primary Servicers:              Lincoln; Nationwide; MONY; CapMark (for
                                   TIAA); TBD (for Allmerica and AEGON)

   Special Servicer:               GMAC Commercial Mortgage Corporation

   Trustee Paying Agent and
   Registrar:                      Wells Fargo Bank Minnesota, N.A.

   Cut-Off Date:                   October 1, 2001

   Closing Date:                   October 24, 2001

   Distribution Dates:             The 18th of each month, commencing in
                                   November 2001 (or if the 18th is not a
                                   business day, the next succeeding business
                                   day)

   Minimum Denominations:          $25,000 for the Class A Certificates and
                                   $100,000 for all other Offered Certificates and in multiples of $1 thereafter

   Settlement Terms:               DTC, Euroclear and Clearstream, same day
                                   funds, with accrued interest

   Legal/Regulatory Status:        Classes A-1, A-2, A-3, B, C, D, E, F, G, X-1
                                   and X-2 are expected to be eligible for
                                   exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

   Risk Factors:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                   MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                   THE "RISK FACTORS" SECTION OF THE PROSPECTUS
                                   SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                   THE PROSPECTUS


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, B, C, D and E Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class F and G Certificates will be subject to a NWAC cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                               [GRAPHIC OMITTED]

                                                 Class X-1
                           Class X-1, X-2 (1)    Class X-2 through October 2008,
                                                 Class X-1 thereafter

Class A-1          AAA/ Aaa                   $200.1MM
                    Fixed

Class A-2          AAA/ Aaa                   $151.8MM
                    Fixed

Class A-3          AAA/ Aaa                   $261.3MM
                    Fixed

Class B             AA/Aa2                     $22.3MM
                    Fixed

Class C              A/A2                      $18.7MM
                    Fixed

Class D             A- /A3                      $5.3MM
                    Fixed

Class E            BBB+/Baa1                    $5.3MM
                    Fixed

Class F            BBB /Baa2                    $8.9MM
                  Fixed/NWAC

Class G           BBB- /Baa3                    $5.3MM
                  Fixed/NWAC

Class H-N       BB+ /Ba1 to NR                 $33.9MM
                    Fixed

                NR = Not Rated

Note: (1)  The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the certificate balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in October 2008, will be an amount equal to the aggregate of the Component Balance (as defined herein) of the Class A-3B Component (as defined herein) and the certificate balances of the Class B and Class C Certificates outstanding from time to time. After such Distribution Date, the Notional Amount of the Class X-2 Certificates will be equal to zero. The aggregate certificate balance of the Class A-3 Certificates will be deemed to consist of two components (each a "Component"), each having the same "Pass-Through Rate" as the Class A-3 Certificates. One of the Components (the "Class A-3A Component") will have a balance (a "Component Balance") initially equal to $83,314,000, which amount will be deemed reduced by the amount of all distributions of principal made to the Class A-3 Certificates until such Component Balance is reduced to zero. The other Component (the "Class A-3B Component") will have a Component Balance equal to $178,000,000 which, following the reduction of the Component Balance of the Class A-3A Component to zero, will be deemed reduced by the amount of all subsequent distributions in reduction of the aggregate certificate balance of the Class A-3 Certificates until the Component Balance of the Class A-3B Component (and the aggregate certificate balance of the Class A-3 Certificates) has been reduced to zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

Prepayment Premium       Any Prepayment Premiums/Yield Maintenance Charges
Allocation:              collected with respect to a Mortgage Loan during any
                         particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates
                         (other than H through N Certificates) then entitled to distributions of principal on such distribution date
                         (allocable pro-rata based on the principal payments if there is more than one Class of Principal Balance
                         Certificates entitled to a distribution of principal) in an amount equal to the lesser of (a) such Prepayment
                         Premium/Yield Maintenance Charge and (b) such
                         Prepayment Premium/Yield Maintenance Charge multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate or Rates applicable to the Classes of Principal Certificates then entitled to distributions of principal, over the relevant Discount Rate (as defined in the Prospectus
                         Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount
                         Rate.

                         The portion, if any, of the Prepayment Premiums remaining after such distribution to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates. The portion, if any, of the Yield Maintenance Charge remaining after such distribution to the holders of the Principal Balance Certificates will be distributed to the Class X-1 and X-2 Certificates based on a 75/25 ratio. If the Class X-2 balance is 0, all remaining Prepayment Premium/Yield Maintenance Charges will be distributed to the Class X-1 Certificates.

                         The following is an example of the Yield Maintenance Charge Allocation under (b) above based on the information contained herein and the following assumptions:

                         Three Classes of Certificates: Class A-1, X-1 and X-2

                         The characteristics of the Mortgage Loan being prepaid are as follows:

                         -Loan Balance: $10,000,000
                         -Mortgage Rate: 7.75%
                         -Maturity Date: 10 years (July 1, 2011)

                         The Discount Rate is equal to 5.25%

                         The Class A-1 Pass-Through Rate is equal to 6.25%

                                    CLASS A CERTIFICATES
--------------------------------------------------------------------------------------------------
                                                  CLASS A-1         CLASS X-1         CLASS X-2
                  METHOD                         CERTIFICATES      CERTIFICATES      CERTIFICATES
---------------------------------------------   --------------    --------------    --------------
(Class A-1 Pass Through Rate - Discount Rate)    (6.25%-5.25%)       (100.00% -        (100.00% -
     (Mortgage Rate - Discount Rate)             (7.75%-5.25%)     40.00%) x 75%     40.00%) x 25%
                                                --------------    --------------    --------------
Yield Maintenance Charge Allocation                   40%                45%               15%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

III. SELLERS             Lincoln Realty Capital Corporation ("Lincoln"); 10
     -------             Mortgage Loans, 27.7% of Initial Pool Balance

                         Lincoln Realty Capital Corporation is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life").

                         Lincoln Life is the eighth largest U.S. life insurer by admitted assets (Fortune, April 2001) and the flagship of the Lincoln National Corporation ("LNC") family of businesses. LNC operates multiple insurance and investment management businesses and is organized in two independent operating segments--Annuities and Life. The Lincoln mortgage loans were originated and underwritten by Delaware Lincoln Investment Advisors and its predecessor Lincoln Investment Management, an affiliate of Lincoln. Lincoln Life's financial strength is rated "Aa3" by Moody's and "AA-" by S&P.

                         First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company ("Allmerica"); 43 Mortgage Loans, 25.6% of Initial Pool Balance

                         First Allmerica Financial Life Insurance Company ("FAFLIC") is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Allmerica Financial Life Assurance and Annuity Company ("AFLIAC") is a wholly owned subsidiary of FAFLIC.

                         AFC is a Fortune 500 stock holding company traded on the New York Stock Exchange under the symbol "AFC" and as of June 30, 2001, had total assets of $31.4 billion. FAFLIC, together with its subsidiary AFLIAC, provides investment-oriented life insurance and annuities to upper income individuals and small businesses throughout the United States. FAFLIC and its affiliates were ranked in the top thirty providers of variable annuities and variable life insurance in the United States (Variable Annuities Research Data Services) at the end of 2000. All the FAFLIC and AFLIAC mortgage loans were underwritten and closed by Allmerica Asset Management, Inc., a wholly owned investment advisory subsidiary of AFC. AFLIAC's and FAFLIC's financial strength is each rated "A1" by Moody's and "AA-" by S&P.

                         Nationwide Life Insurance Company ("Nationwide"); 20 Mortgage Loans, 19.4% of Initial Pool Balance

                         Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc.

                         The Nationwide group of insurance and financial servicers is a Fortune 500 organization with assets of $117 billion. Nationwide and its affiliates comprise one of the largest diversified financial and insurance services providers in the United States. Nationwide's Real Estate Investment Department originated all of the Nationwide mortgage loans in this transaction. Nationwide's financial strength is rated "Aa3" by Moody's, "AA" by S&P and "A++" by A.M. Best Company.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ


                         MONY Life Insurance Company. ("MONY"); 8 Mortgage Loans, 9.8% of the Initial Pool Balance

                         MONY is a member of the MONY Group, Inc., a New York Stock Exchange financial services listed company.

                         Formerly known as The Mutual Life Insurance Company of New York, MONY is a diversified life insurance company which offers insurance, investment and annuity products as well as brokerage, trust and advisory services. All the MONY mortgage loans in this transaction were underwritten and closed by MONY Real Estate Investment Management. MONY's financial strength is rated "A2" by Moody's and "AA-" by S&P.

                         Teachers Insurance and Annuity Association of America ("TIAA"); 5 Mortgage Loans, 9.5% of the Initial Pool Balance

                         TIAA is a non-profit legal reserve life insurance and annuity company organized under the laws of the State of New York.

                         Based on assets under management as of December 31, 2000, TIAA is the third largest (A.M. Best Company) life insurance company in the United States. TIAA is the major provider of retirement and insurance benefits for the employees of non-profit educational and research organizations. The TIAA mortgage loans in this transaction were originated by TIAA pursuant to a program under which Lend Lease Mortgage Capital, L.P. performed underwriting and other services under predefined procedures approved by TIAA. TIAA's financial strength is rated "Aaa" by Moody's and "AAA" by S&P, "AAA" by Fitch and "A++" by A.M. Best Company.

                         AEGON USA Realty Advisors, Inc. ("AEGON"); 5 Mortgage Loans, 8.0% of the Initial Pool Balance

                         AEGON is a wholly owned subsidiary of AEGON USA, Inc., which is wholly owned by AEGON N.V., a publicly traded Netherlands corporation.

                         AEGON USA, Inc. and its U.S. affiliates rank as one of the top five insurance groups (A.M. Best Company, July
                         2000) in the United States, providing life insurance, pension and other financial products and services. Statutory assets for these companies totaled $125 billion as of December 31, 2000. AEGON originated three of the AEGON mortgage loans in this transaction and Providian Capital Management Real Estate Services, Inc. originated the other two AEGON mortgage loans. The financial strength of AEGON USA, Inc.'s largest life insurance companies is rated "AA+" by S&P, "Aa3" by Moody's, "AA+" by Fitch and "A+" by A.M. Best Company.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

IV. COLLATERAL DESCRIPTION
    ----------------------

                           TEN LARGEST LOAN EXPOSURES
                           --------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Implied
                                                                                       Loan            DSCR @    Cut-off
                                                 Property    Cut-off Date   Units/     per              9.0%       Date    Balloon
No.  Property Name             City       State    Type        Balance        SF     Unit/SF   DSCR   Constant     LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
1.   Town Center Plaza (1)    Leawood       KS    Retail     $ 54,478,890   388,962  $140.06   1.44     1.42       61.2%    51.2%
----------------------------------------------------------------------------------------------------------------------------------
2.   Rainbow Promenade
     Shopping Center          Las Vegas     NV    Retail     $ 19,302,273   228,279  $ 88.60   1.46     1.46       64.1%    57.8%
3.   San Dimas Marketplace    San Dimas     CA    Retail     $ 14,476,705   154,020  $ 88.60   1.46     1.46       64.1%    57.8%
                                                             ------------   -------  -------   ----     ----       -----    -----
                 Subtotal:                                   $ 33,778,978   382,299  $ 88.60   1.46     1.46       64.1%    57.8%
----------------------------------------------------------------------------------------------------------------------------------
4.   Turtle Creek Mall (2)    Hattiesburg   MS    Retail     $ 32,411,035   253,026  $128.09   1.63     1.65       54.8%    49.8%
----------------------------------------------------------------------------------------------------------------------------------
5.   Marina Village (3)       Alameda       CA    Mixed Use  $ 32,035,885   358,528  $ 89.35   1.64     1.71       52.6%    39.9%
----------------------------------------------------------------------------------------------------------------------------------
6.   1410, 1420 & 1430
     State H'way Route 206    Bedminster    NJ    Office     $ 15,355,394    87,932  $165.46   1.28     1.27       74.4%    67.0%
7.   Metro Office Center III  West
                              Windsor       NJ    Office     $  6,366,084    44,413  $165.46   1.28     1.27       74.4%    67.0%
                                                             ------------   -------  -------   ----     ----       -----    -----
                 Subtotal:                                   $ 21,721,478   132,345  $165.46   1.28     1.27       74.4%    67.0%
----------------------------------------------------------------------------------------------------------------------------------
8.   Huntington Quadrangle I
     (4)                      Huntington    NY    Office     $ 20,973,534   363,877  $ 57.64   2.02     2.18       57.0%    48.3%
----------------------------------------------------------------------------------------------------------------------------------
9.   Covina Town Square       Covina        CA    Retail     $ 19,864,542   274,645  $ 72.33   1.38     1.38       70.2%    61.4%
----------------------------------------------------------------------------------------------------------------------------------
10.  Las Colinas
     Distribution Center      Irving        TX    Industrial $  4,122,810   260,040  $ 18.48   1.56     1.57       59.5%    57.2%
11.  Crossroads I & II        Dallas        TX    Industrial $  4,856,530   236,230  $ 18.48   1.56     1.57       59.5%    57.2%
12.  North Great Southwest    Grand
     Distribution Center      Prairie       TX    Industrial $  7,861,291   415,105  $ 18.48   1.56     1.57       59.5%    57.2%
                                                             ------------   -------  -------   ----     ----       -----    -----
                 Subtotal:                                   $ 16,840,631   911,375  $ 18.48   1.56     1.57       59.5%    57.2%
----------------------------------------------------------------------------------------------------------------------------------
13.  Pacifica Court           Irvine        CA    Office     $ 16,387,039   107,199  $152.87   1.41     1.40       64.3%    56.8%
----------------------------------------------------------------------------------------------------------------------------------
14.  Airport Corporate
     Center                   Oakland       CA    Office     $ 15,988,182   263,833  $ 60.60   1.86     1.88       46.5%    38.2%
----------------------------------------------------------------------------------------------------------------------------------

     TOTALS/WEIGHTED AVERAGES                                $264,480,192                      1.55x    1.57x      60.4%    52.3%
----------------------------------------------------------------------------------------------------------------------------------

(1) Shadow rated BBB-
(2) Shadow rated BBB-/Baa3
(3) Shadow rated A-/Baa3
(4) Shadow rated A3

For Mortgage Loans which have original appraisals dated prior to May 1999, the Sellers generally have commissioned new appraisals or independent market studies to arrive at updated valuations. For mortgaged properties which have environmental site assessments or property inspection reports which were prepared before April 2000, the Sellers have either obtained updated Phase I reports or represented to the depositor that, subject to certain specified exceptions, no material adverse environmental or structural conditions exist.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ



CUT-OFF DATE BALANCE ($)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
1 - 2,500,000                    11     23,264,274      3.3
2,500,001 - 5,000,000            32    117,374,035     16.5
5,000,001 - 7,500,000            17    103,815,602     14.6
7,500,001 - 10,000,000           10     86,623,894     12.1
10,000,001 - 12,500,000           6     67,631,937      9.5
12,500,001 - 15,000,000           5     70,692,636      9.9
15,000,001 - 17,500,000           4     64,571,246      9.1
17,500,001 - 20,000,000           2     39,166,815      5.5
20,000,001 - 30,000,000           1     20,973,534      2.9
30,000,001 - 40,000,000           2     64,446,919      9.0
50,000,001 - 60,000,000           1     54,478,890      7.6
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: $1,592,061     Max: $54,478,890     Average: $7,835,602
------------------------------------------------------------

STATE
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE  CUT-OFF DATE    % OF
                            PROPERTIES  BALANCE ($)    POOL
------------------------------------------------------------
California                       30    212,831,066     29.8
Kansas                            2     58,683,457      8.2
New Jersey                        5     42,181,850      5.9
Virginia                         14     39,048,331      5.5
Mississippi                       1     32,411,035      4.5
Ohio                              4     26,173,229      3.7
Illinois                          3     24,050,101      3.4
Georgia                           3     23,994,264      3.4
Florida                           3     23,486,632      3.3
New York                          2     23,433,798      3.3
Other                            44    206,746,020     29.0
------------------------------------------------------------
TOTAL:                          111   $713,039,783    100.0%
------------------------------------------------------------

PROPERTY TYPE
------------------------------------------------------------
                                                  WEIGHTED
                                                AVERAGE CUT-
               NO. OF     AGGREGATE              OFF BALANCE
              MORTGAGE   CUT-OFF DATE     % OF   PER UNIT OR
             PROPERTIES   BALANCE ($)     POOL   SQUARE FOOT
------------------------------------------------------------
Retail           25       251,706,428     35.3         92.78
Office           39       241,910,945     33.9         92.28
Industrial       33       118,566,885     16.6         34.27
Multifamily      11        60,751,926      8.5     57,015.36
Mixed Use         3        40,103,599      5.6         91.15
------------------------------------------------------------
TOTAL:          111      $713,039,783    100.0%          NAP
------------------------------------------------------------

SEASONING (MOS)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
1 - 12                            8     90,667,058     12.7
13 - 24                           6     39,049,419      5.5
25 - 36                          18    206,357,044     28.9
37 - 48                          29    163,357,531     22.9
49 - 60                          11     62,348,090      8.7
61 - 72                          15    117,530,585     16.5
73 - 84                           1     16,840,631      2.4
121 - 132                         2     12,406,518      1.7
133 - 144                         1      4,482,906      0.6
------------------------------------------------------------
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 5                 Max: 134               Wtd Avg: 40
------------------------------------------------------------


MORTGAGE RATE (%)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
6.501 - 6.750                     1     13,602,215      1.9
6.751 - 7.000                    11     34,928,479      4.9
7.001 - 7.250                    13    123,846,644     17.4
7.251 - 7.500                    13    173,844,456     24.4
7.501 - 7.750                    18    112,541,845     15.8
7.751 - 8.000                    12     95,607,959     13.4
8.001 - 8.250                    16    124,355,460     17.4
8.251 - 8.500                     7     34,312,724      4.8
------------------------------------------------------------
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 6.680%            Max: 8.500%            Wtd Avg: 7.604%
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
1 - 60                            2     18,085,120      2.5
61 - 120                         64    501,994,172     70.4
121 - 180                        16    135,390,038     19.0
181 - 240                         9     57,570,452      8.1
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 60                Max: 240               Wtd Avg: 131
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
1 - 60                           14    143,159,992     20.1
61 - 120                         55    445,940,281     62.5
121 - 180                        19    108,977,268     15.3
181 - 240                         3     14,962,241      2.1
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 30                Max: 202               Wtd Avg: 94
------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
<= 120                            2      8,137,690      1.1
121 - 180                        22    119,162,358     16.7
181 - 240                        16    115,478,040     16.2
241 - 360                        51    470,261,695     66.0
------------------------------------------------------------
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 103               Max: 351               Wtd Avg: 254
------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
10.1 - -20.0                      1      2,460,264      0.3
20.1 - 30.0                       1      2,089,902      0.3
30.1 - 40.0                       2     13,441,126      1.9
40.1 - 45.0                       3     12,182,127      1.7
45.1 - 50.0                       9     70,048,838      9.8
50.1 - 55.0                      15    126,897,222     17.8
55.1 - 60.0                      19    139,228,568     19.5
60.1 - 65.0                      18    174,738,226     24.5
65.1 - 70.0                      12     62,172,818      8.7
70.1 - 75.0                      10    106,745,458     15.0
75.1 - 80.0                       1      3,035,234      0.4
------------------------------------------------------------
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 17.0%             Max: 77.5%             Wtd Avg: 59.3%
------------------------------------------------------------




BALLOON LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
0                                20    116,490,351     16.3
0.1 - 10.0                        1      4,433,353      0.6
10.1 - 20.0                       1      2,460,264      0.3
20.1 - 30.0                       2      5,194,167      0.7
30.1 - 40.0                       4     59,329,584      8.3
40.1 - 45.0                      10     52,017,674      7.3
45.1 - 50.0                      24    172,081,054     24.1
50.1 - 55.0                      10     97,438,425     13.7
55.1 - 60.0                       8     95,534,746     13.4
60.1 - 65.0                       9     86,338,687     12.1
65.1 - 70.0                       2     21,721,477      3.0
------------------------------------------------------------
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 0.0%              Max: 67.0%             Wtd Avg: 42.6%
------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO AT 9% CONSTANT (X)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
1.151 - 1.250                     3      9,277,891      1.3
1.251 - 1.350                    11     77,208,580     10.8
1.351 - 1.500                    23    238,445,503     33.4
1.501 - 1.750                    23    202,207,138     28.4
1.751 - 2.000                    22    132,002,557     18.5
2.001 >=                          9     53,898,114      7.6
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 1.21x             Max: 4.50x             Wtd Avg: 1.64x
------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
------------------------------------------------------------
                              NO. OF    AGGREGATE
                             MORTGAGE CUT-OFF DATE     % OF
                               LOANS   BALANCE ($)     POOL
------------------------------------------------------------
1.001 - 1.150                     4     25,026,228      3.5
1.151 - 1.250                    19     85,838,891     12.0
1.251 - 1.350                    14    105,266,954     14.8
1.351 - 1.500                    17    205,909,825     28.9
1.501 - 1.750                    23    187,682,126     26.3
1.751 - 2.000                     8     52,480,463      7.4
2.001 >=                          6     50,835,296      7.1
------------------------------------------------------------
TOTAL:                           91   $713,039,783    100.0%
------------------------------------------------------------
Min: 1.05x             Max: 3.50x             Wtd Avg: 1.50x
------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. Loan-to-Value Ratio, Balloon Loan-to-Value Ratio and Debt Service Coverage Ratios are calculated using the methodology described in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $635,496,000 (APPROXIMATE)
                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-IQ

PREPAYMENT ANALYSIS

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)

----------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                OCT-01             OCT-02             OCT-03             OCT-04             OCT-05
----------------------------------------------------------------------------------------------------------------------------
Locked Out                              38.95%             19.91%             20.08%             20.21%             21.00%
Yield Maintenance Total (2)             59.20%             78.30%             77.79%             77.22%             71.56%
Penalty Points :
5.00% and greater                        1.85%              1.45%              1.79%              1.35%              1.31%
4.00% to 4.99%                           0.00%              0.34%              0.00%              0.89%              0.00%
3.00% to 3.99%                           0.00%              0.00%              0.33%              0.00%              0.90%
2.00% to 2.99%                           0.00%              0.00%              0.00%              0.33%              0.00%
1.00% to 1.99%                           0.00%              0.00%              0.00%              0.00%              0.00%
Penalty Points Total                     1.85%              1.79%              2.12%              2.57%              2.20%
Open                                     0.00%              0.00%              0.00%              0.00%              5.23%
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%            100.00%            100.00%            100.00%            100.00%
----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $713,039,783       $695,979,788       $677,582,053       $644,729,456       $607,389,212
% Initial Pool Balance                 100.00%             97.61%             95.03%             90.42%             85.18%
----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)

----------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                OCT-06              OCT-07            OCT-08             OCT-09             OCT-10
----------------------------------------------------------------------------------------------------------------------------
Locked Out                              18.29%             19.69%             23.45%             31.58%              6.29%
Yield Maintenance Total (2)             73.70%             72.12%             71.80%             59.90%             38.86%
Penalty Points :
5.00% and greater                        0.00%              0.00%              0.00%              0.00%              1.76%
4.00% to 4.99%                           1.46%              0.00%              0.00%              0.00%              0.00%
3.00% to 3.99%                           0.00%              1.45%              0.00%              0.00%              0.00%
2.00% to 2.99%                           1.06%              0.00%              1.64%              0.00%              0.00%
1.00% to 1.99%                           0.00%              0.63%              0.00%              2.36%              2.17%
Penalty Points Total                     2.52%              2.08%              1.64%              2.36%              3.93%
Open                                     5.49%              6.11%              3.11%              6.16%             50.92%
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%            100.00%            100.00%            100.00%            100.00%
----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $486,885,794       $425,707,091       $318,017,618       $176,653,213       $139,636,651
% Initial Pool Balance                  68.28%             59.70%             44.60%             24.77%             19.58%
----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)

----------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                OCT-11             OCT-12             OCT-13             OCT-14
----------------------------------------------------------------------------------------------------------------------------
Locked Out                              20.97%             27.07%             29.75%             36.64%
Yield Maintenance Total (2)             64.37%             58.95%             56.73%             51.76%
Penalty Points :
5.00% and greater                        5.66%              7.00%              0.00%              0.00%
4.00% to 4.99%                           0.00%              0.00%              9.72%              0.00%
3.00% to 3.99%                           4.31%              0.00%              0.00%             11.17%
2.00% to 2.99%                           0.00%              4.27%              0.00%              0.00%
1.00% to 1.99%                           4.69%              0.51%              3.80%              0.00%
Penalty Points Total                    14.66%             11.78%             13.52%             11.17%
Open                                     0.00%              2.21%              0.00%              0.44%
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%            100.00%            100.00%            100.00%
----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding             $38,746,117        $27,397,818        $16,649,142        $11,607,156
% Initial Pool Balance                   5.43%              3.84%              2.33%              1.63%
----------------------------------------------------------------------------------------------------------------------------

Notes:
(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 1 -- TOWN CENTER PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Original Balance:             $55,500,000

Cut-off Date Balance:         $54,478,890

First Payment Date:           08/07/00

Interest Rate:                7.310%

Amortization:                 300

Maturity Date:                07/07/09

Expected Maturity Balance:    $45,576,654

Sponsor(s):                   Joan U. Allgood

Borrower:                     Town Center Plaza, LLC

Interest Calculation:         30/360

Call Protection (1):          35-month lockout from the date of the purchase of
                              the Loan by Lincoln, followed by the greater of yield maintenance and 1% of loan balance.

Loan per SF:                  $140.06

Seasoning:                    30 months

Lockbox:                      NAP


--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:       Single Asset

Property Type:                Retail

Property Sub-type:            Anchored

Location:                     Leawood, KS

Year Built/Renovated:         1996/NAP

Occupancy:                    95.0%

Square Footage:               388,962

The Collateral:               One two-story and two one-story structures

Ownership Interest:           Fee Simple

                                                              Lease
Major Tenants                 % NRSF         Rent PSF      Expiration
-------------                 ------         --------      ----------

Jacobson's                     31.2%          $10.39         03/31/21

Barnes & Noble                  7.7%          $20.49         07/31/11

Express/Bath & Body             3.6%          $22.00         01/31/09

Property Management:          SDC Management Company, Inc.

U/W Net Op. Income:           $7,377,510

U/W Net Cash Flow:            $6,955,054

Value:                        $89,000,000

Cut-off Date LTV:             61.2%

Maturity Date LTV:            51.2%

DSCR:                         1.44x

DSCR at 9% constant:          1.42x

(1) The Loan is prepayable without any premium during the last three months of the Loan term. Any monetary default prepayment occurring during the lockout period shall include a payment in an amount equal to the greater of (i) 5% of the outstanding principal balance or (ii) the yield maintenance premium. Any non-monetary default prepayment occurring during the lockout period shall include a payment equal to the greater of (i) 1% of the outstanding principal balance or (ii) the yield maintenance premium.

THE LOAN. The largest loan (the "Town Center Plaza Loan") is evidenced by two promissory notes (the "Town Center Plaza Notes"), one in the principal amount of $50,500,000 and the other in the principal amount of $5,000,000 (which for purposes of this prospectus has been treated as one loan). The Town Center Plaza Notes are secured by a deed of trust (the "Town Center Plaza Mortgage") on the underlying land and buildings comprised of 388,962 net rentable square feet and located in Leawood, Kansas (the "Town Center Plaza Property"). The Town Center Plaza Loan was originated by The Huntington National Bank on March 30, 1999, with Lincoln acquiring the Town Center Plaza Loan on June 23, 1999, in accordance with a Buy-Sell Agreement dated March 30, 1999. The Town Center Plaza Notes must be prepaid simultaneously, and any prepayment resulting from proceeds of a casualty or condemnation shall be applied to both Town Center Plaza Notes proportionately.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE BORROWER. The borrower is Town Center Plaza, LLC, a Delaware limited liability company (the "Town Center Plaza Borrower"), which owns no material assets other than the Town Center Plaza Property. The Town Center Plaza Borrower is 50% owned by Developers Diversified Realty Corporation ("DDR") and 50% by Specialty Town Center Company, L.L.C. ("STC"). STC has proposed to pledge its 50% interest in the Town Center Plaza Borrower to DDR as collateral for a loan, to which the lender has consented. DDR has executed a partial guaranty of payment for the Town Center Plaza Loan in the amount of $3,000,000. DDR has executed a guaranty for certain standard non-recourse carveouts.

DDR, a real estate investment trust based in Cleveland, Ohio, acquires, develops, owns and leases shopping centers and business centers. DDR is a large publicly traded REIT.

STC is a Kansas limited liability company controlled by Poag & McEwen Lifestyle Centers, LLC ("P&M"), the original developers of the Town Plaza Center Property.

THE PROPERTY. The Town Center Plaza Property is a 388,962 square foot anchored community shopping center located in Leawood, Kansas, a southern suburb of Kansas City, Missouri. The facility, also known as a "Regional Lifestyle" shopping center, consists of one two-story and two one-story structures built in 1996 on 47.31 acres of land. The Town Center Plaza Property is part of a larger center comprised of 607,700 square feet of improvements on 74.13 acres of land. Included in the overall center, but not part of the collateral, are 218,963 square feet in nine out-lots and two large retail properties owned by Galyans Trading Company (100,000 square feet) and AMC Theaters (57,825 square feet, 22 screens). These improvements, known as Phases I and II, are open for business. In addition, the Town Center Plaza Borrower planned to construct Phase III in 2000-2001 consisting of an additional 19,285 square feet, which, when completed, would be part of the Town Center Plaza Property. Additional improvements include asphalt paved driveways and parking areas for 2,594 vehicles (out of 3,369 total spaces in the entire center), concrete curbs and covered sidewalks, landscaping and exterior lighting.

MAJOR TENANTS:

Jacobson Stores Inc. operates specialty department stores which feature apparel and accessories for women, men and children, as well as decorative accents for the home. The company has stores in 24 cities in Michigan, Indiana, Kansas, Kentucky, Ohio and Florida. The principal distribution functions are performed at service centers in Jackson, Michigan and Winter Park, Florida. The company achieved $196 sales/square feet for the year ending December 2000. As of July 6, 2001, the company had a market capitalization of $17.94 million.

Barnes & Noble, Inc. operates superstores and mall-based bookstores throughout the U.S. The company operates book superstores under the names Barnes & Noble Booksellers, Bookstop and Bookstar. Barnes & Noble also operates bookstores in shopping malls under the name B. Dalton Bookseller, Doubleday Book Shops and Scribner's Bookstore. As of February 2001, the bookseller operated 908 bookstores and 978 video game and entertainment stores. As of July 6, 2001, the company had a market capitalization of approximately $2,524 million.

Express and Bath & Body Works are operated by The Limited, Inc., which is a specialty retailer. The company operates stores under the Lerner New York, Express, Lane Bryant, The Limited, Henri Bendel, Structure, The Limited Too and Galyan's Trading Co. names. The company also owns approximately 84% of Intimate Brands, Inc., which operates Victoria's Secret and Bath & Body Works stores. The company operated 5,129 stores at the end of 2000. The Apparel and Intimate Brand stores achieved $290 and $601 sales/square foot respectively for end of year 2000. As of July 6, 2001, the company had a market capitalization of $6,681.77 million. The company has senior unsecured debt outstanding that is rated Baa1 and BBB+ by Moody's and Standard and Poor's, respectively.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The Town Center Plaza Property is managed by SDC Management Company, Inc. SDC Management Company is an affiliate of the Town Center Plaza Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Pledges of up to 50% of the membership interest in the Town Center Plaza Borrower to third party lenders are allowed, provided that the principals of the Town Center Plaza Borrower directly or indirectly control the Town Center Plaza Property.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the Town Center Plaza Borrower from obtaining additional indebtedness secured by the Town Center Plaza Property without lender consent. However, the loan documents do not prevent the Town Center Plaza Borrower from incurring additional unsecured indebtedness.

RELEASE OF PARCELS. Not allowed.

GUARANTY. DDR executed a $3 million partial guaranty for the completion of the construction of Phase III of the Town Center Plaza Property by December 31, 2001. In the event the Town Center Plaza Borrower does not complete the construction of Phase III by this date, the lender may demand payment on the guaranty, which payment shall be applied to the reduction of the Town Center Plaza Notes without the payment of any prepayment premium.

Certain additional information regarding the Town Center Plaza Loan and Town Center Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 2 -- RAINBOW PROMENADE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Original Balance:             $20,000,000

Cut-off Date Balance:         $19,302,273

First Payment Date:           08/01//99

Interest Rate:                7.210%

Amortization:                 300

Maturity Date:                07/01/06

Expected Maturity Balance:    $17,400,768

Sponsor(s):                   Stuart Tanz, CEO

Borrower:                     Pan Pacific Retail Properties, Inc.

Interest Calculation:         30/360

Call Protection (1):          35-month lockout from the date of origination,
                              followed by the greater of yield maintenance and 1% of loan balance.

Loan per SF:                  $84.56

Seasoning:                    27 months

Lockbox:                      NAP


--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:       Single Asset

Property Type:                Retail

Property Sub-type:            Anchored

Location:                     Las Vegas, NV

Year Built/Renovated:         1996-97/NAP

Occupancy:                    99.0%

Square Footage:               228,279

The Collateral:               Power shopping center. Five pad buildings and a
                              primary retail building.

Ownership Interest:           Fee Simple
                                                                 Lease
Major Tenants:                % NRSF          Rent PSF        Expiration
--------------                ------          --------        ----------

UA Theatres                    17.5%           $10.00          12/31/17

Linens N' Things               15.2%           $11.00          01/31/12

OfficeMax                      13.1%           $10.00          01/31/12

Property Management:          Pan Pacific Retail Properties, Inc.

U/W Net Op. Income:           $2,719,955

U/W Net Cash Flow:            $2,529,110

Value:                        $30,221,722

Cut-off Date LTV:             64.1%

Maturity Date LTV:            57.8%

DSCR:                         1.46x

DSCR at 9% constant:          1.46x


(1) No prepayment premium is payable if the Loan is prepaid during the 180-day period preceding the maturity date. Any default prepayment during the lockout period shall include a payment equal to the greater of (i) 10% of the amount tendered and (ii) the yield maintenance premium during the lockout period.

THE LOAN. The Rainbow Promenade Loan (the "Rainbow Promenade Loan") is evidenced by a promissory note given by Pan Pacific Retail Properties, Inc. (the "Rainbow Promenade Borrower") in the principal amount of $20,000,000 (the "Rainbow Promenade Note"). The Rainbow Promenade Note is secured by a first priority deed of trust encumbering a 228,279 net rentable square foot power shopping center located in Las Vegas, Nevada (the "Rainbow Promenade Property"). The Rainbow Promenade Loan was originated on June 29, 1999 by Monumental Life Insurance Company, an insurance company affiliate of Aegon USA Realty Advisors, Inc. The Rainbow Promenade Loan is cross-defaulted and cross-collateralized with the San Dimas Marketplace Loan (Mortgage Loan No. 3).

THE BORROWER. The Rainbow Promenade Borrower is a Maryland real estate investment trust formed in 1997 to continue to expand the acquisition, ownership, management, leasing and development plan of Pan Pacific Development (U.S.) Inc. and its affiliates ("Pan Pacific"). As of March 31, 1999, Pan Pacific owned or controlled a portfolio of fifty-five shopping center

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------
properties, of which fifty-one are located in the Western United States (including twenty-one in California, seven in Nevada, nine in Washington and fourteen in Oregon). Pan Pacific's entire portfolio consists of approximately
8.5 million square feet of space.

THE PROPERTY. The Rainbow Promenade Property, located along the north side of U.S. Highway 95 in the northwest portion of Las Vegas, Nevada, is situated on
21.11 acres and is improved with a 228,279 net rentable square foot power shopping center anchored by United Artists Theatres Co., Petco, Cost Plus, Barnes & Noble, OfficeMax, Inc. and Linens N'Things, Inc. The single-story improvements were constructed in 1996 and 1997 and consist of five pad buildings and the primary retail building. Parking is available for 1,447 vehicles.

MAJOR TENANTS:

United Artists Theatre Co. operates various theaters in the United States. The company develops and operates multiplex and megaplex theaters. The company has a "Caa2" and a "B-" rating from Moody's and Standard and Poor's, respectively. It operates approximately 1,600 screens in 213 locations.

Linens N'Things, Inc. sells home textiles, housewares and home accessories through a chain of stores in the Unites States and Canada. The company sells products under a variety of brand names including Wamsutta, Laura Ashley, Martex, Waverly, Royal Velvet, Braun, Krups, Calphalon, Croscill and Henkel. Linens N' Things also sells merchandise under its own private label. As of December 2000, the company operated 283 stores and achieved $160 sales/square foot for the year ending December 2000 and an average net sales per store of $6.2 million. As of July 6, 2001, the company had a market capitalization of $1,055.39 million.

OfficeMax, Inc. retails office products at high volume and deep discount in the United States and Puerto Rico. The company features CopyMax and FurnitureMax store-within-a-store modules devoted exclusively to print-for-pay and office furniture. As of December 31, 2000, OfficeMax operated 995 superstores, as well as national call centers, delivery centers, and OfficeMax retail joint ventures in Mexico and Japan. As of July 6, 2001, the company had a market capitalization of $387.24 million.

PROPERTY MANAGEMENT. The Rainbow Promenade Property is self-managed by the Rainbow Promenade Borrower, who employs over eighty people in the areas of administration, accounting services, property management, maintenance, leasing, acquisitions and business development.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Any sale, conveyance or transfer of any ownership interest in the Rainbow Promenade Borrower, the principal purpose of which is to circumvent the due-on-sale clause, is prohibited. Pledges of ownership interests in the Rainbow Promenade Borrower are not prohibited.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the Rainbow Promenade Borrower from obtaining additional indebtedness secured by the Rainbow Promenade Property. However, the loan documents do not prevent the Rainbow Promenade Borrower from incurring additional unsecured indebtedness.

RELEASE OF PARCELS. Prior to full repayment, the Rainbow Promenade Borrower may obtain a release of the lien provided the Rainbow Promenade Borrower pays to the lender (i) the outstanding principal balance and all accrued and unpaid interest, (ii) a specified prepayment premium, (iii) an amount, to be applied against the San Dimas Marketplace Note (defined below - Mortgage Loan No. 3), equal to the greater of (a) 25% of the sum of the amounts paid under (i) and
(ii) above and (b) an amount sufficient to cause the debt service coverage ratio for the San Dimas Marketplace Property (defined below -- Mortgage Loan No. 3) to be at least 1.25x, (iv) a specified prepayment premium provided in the San Dimas Marketplace Note on the amount set forth in (iii) above and (v) an amount sufficient to cause the loan to value ratio of the San Dimas Marketplace Property to be not greater than 75%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

Substitution of Collateral. The Rainbow Promenade Borrower may substitute replacement real property (the "Replacement Parcel") for the Rainbow Promenade Property (the "Substitution Release Parcel") upon satisfaction of certain conditions, including, without limitation, the following: (a) the Replacement Parcel has a fair market value at least equal to that of the Substitution Release Parcel; (b) the Rainbow Promenade Borrower satisfies all of the standard closing conditions that would be satisfactory to a prudent commercial lender with respect to the Replacement Parcel; (c) the Rainbow Promenade Borrower pays to the lender the applicable administrative fee; and (d) the debt service coverage ratio for the Replacement Parcel is equal or greater than the debt service coverage ratio for Substitution Release Parcel.

Certain additional information regarding the Rainbow Promenade Loan and the Rainbow Promenade Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 -- SAN DIMAS MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Original Balance:             $15,000,000

Cut-off Date Balance:         $14,476,705

First Payment Date:           08/01/99

Interest Rate:                7.210%

Amortization:                 300

Maturity Date:                07/01/06

Expected Maturity Balance:    $13,050,576

Sponsor(s):                   Stuart Tanz, CEO

Borrower:                     Pan Pacific Retail Properties, Inc.

Interest Calculation:         30/360

Call Protection (1):          35-month lockout from the date of origination,
                              followed by the greater of yield maintenance and 1% of loan balance.

Loan per SF:                  $93.99

Seasoning:                    27 months

Lockbox:                      NAP


--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:       Single Asset

Property Type:                Retail

Property Sub-type:            Anchored

Location:                     San Dimas, CA

Year Built/Renovated:         1997/NAP

Occupancy:                    100.0%

Square Footage:               154,020

The Collateral:               Four one-story buildings

Ownership Interest:           Fee Simple

                                                              Lease
Major Tenants                 % NRSF         Rent PSF       Expiration
-------------                 ------         --------       ----------

OfficeMax                      19.5%          $13.00         12/31/11

Ross Stores, Inc.              17.7%          $10.06         01/31/08

Petco Animal Supplies           9.7%          $13.85         01/31/12

Property Management:          Pan Pacific Retail Properties, Inc.

U/W Net Op. Income:           $2,023,797

U/W Net Cash Flow:            $1,899,775

Value:                        $22,486,633

Cut-off Date LTV:             64.1%

Maturity Date LTV:            57.8%

DSCR:                         1.46x

DSCR at 9% constant           1.46x


(1) No prepayment premium is payable if the Loan is prepaid during the 180-day period preceding the maturity date. Any default prepayment during the lockout period shall include a payment equal to the greater of (i) 10% of the amount so tendered and (ii) the yield maintenance premium.

THE LOAN. The San Dimas Marketplace Loan (the "San Dimas Marketplace Loan") is evidenced by a promissory note given by Pan Pacific Retail Properties, Inc. (the "San Dimas Marketplace Borrower") in the principal amount of $15,000,000 (the "San Dimas Marketplace Note"). The San Dimas Marketplace Note is secured by a first priority deed of trust encumbering a 154,020 net rentable square foot shopping center located in San Dimas, California (the "San Dimas Marketplace Property"). The San Dimas Marketplace Loan was originated on June 29, 1999 by Monumental Life Insurance Company, an insurance company affiliate of Aegon USA Realty Advisors, Inc. The San Dimas Marketplace Loan is cross-defaulted and cross-collateralized with the Rainbow Promenade Loan (Mortgage Loan No. 2).

THE BORROWER. The San Dimas Marketplace Borrower is a Maryland real estate investment trust formed in 1997 to continue to expand the acquisition, ownership, management, leasing and development plan of Pan Pacific Development (U.S.) Inc. and its affiliates ("Pan Pacific"). As of March 31, 1999, Pan Pacific owned or controlled a portfolio of fifty-five shopping center properties, of which fifty-one are located in the Western United States (twenty-one in California, seven in Nevada, nine in Washington and fourteen in Oregon). Pan Pacific's entire portfolio consists of approximately 8.5 million square feet of space.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE PROPERTY. The San Dimas Marketplace Property, situated thirty miles northeast of Downtown Los Angeles, consists of a 13.23 acre site improved with a 154,020 net rentable square foot shopping center anchored by OfficeMax, Inc., Ross Stores, Inc. and Petco Animal Supplies, Inc. The tenant spaces are contained within four one-story buildings constructed in 1997. Parking is available for 800 vehicles. A 117,000 square foot Target store is also part of the shopping center, but is not included as part of the collateral for the San Dimas Marketplace Loan.

MAJOR TENANTS:

OfficeMax, Inc. retails office products at high volume and deep discount in the United States and Puerto Rico. The company features CopyMax and FurnitureMax store-within-a-store modules devoted exclusively to print-for-pay and office furniture. As of December 31, 2000 OfficeMax operated 995 superstores, as well as national call centers, delivery centers, and OfficeMax retail joint ventures in Mexico and Japan. As of July 6, 2001, the company had a market capitalization of $387.24 million.

Ross Stores, Inc. operates a national chain of off-price retail apparel stores. The stores offer brand-name apparel, and apparel-related merchandise, fragrances, gift items and linens for the home. As of June 1, 2001, the company had a market capitalization of $1,908.99 million. The company has a "BBB" rating from Standard and Poor's.

PETCO Animal Supplies, Inc. operates a chain of retail pet food and supply stores in the United States and the District of Columbia. PETCO is rated "B2" and "BB-" from Moody's and Standard and Poor's, respectively.

PROPERTY MANAGEMENT. The San Dimas Marketplace Property is self-managed by the San Dimas Marketplace Borrower, who employs over eighty people in the areas of administration, accounting services, property management, maintenance, leasing, acquisitions and business development.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Any sale, conveyance or transfer of ownership interests in the San Dimas Marketplace Borrower, the principal purpose of which is to circumvent the due-on-sale clause, is prohibited. Pledges of ownership interests in the San Dimas Borrower are not prohibited.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the San Dimas Marketplace Borrower from obtaining additional indebtedness secured by the San Dimas Marketplace Property. However, the loan documents do not prohibit the San Dimas Marketplace Borrower from incurring additional unsecured indebtedness.

RELEASE OF PARCELS. Prior to full repayment, the San Dimas Marketplace Borrower may obtain a release of the lien provided the San Dimas Marketplace Borrower pays to the lender (i) the outstanding principal balance and all accrued and unpaid interest; (ii) a specified prepayment premium; (iii) an amount, to be applied against the Rainbow Promenade Note (Mortgage Loan No. 2), equal to the greater of (a) 25% of the sum of the amounts paid under (i) and (ii) above and
(b) an amount sufficient to cause the debt service coverage ratio for the Rainbow Promenade Property to be at least 1.25x; (iv) a specified prepayment premium provided in the Rainbow Promenade Note on the amount set forth in (iii) above; and (v) an amount sufficient to cause the loan-to- value ratio of the Rainbow Promenade Property to be not greater than 75%.

SUBSTITUTION OF COLLATERAL. The San Dimas Marketplace Borrower may substitute replacement real property (the "Replacement Parcel") for the San Dimas Marketplace Property (the "Substitution Release Parcel") upon satisfaction of certain conditions, including, without limitation, the following: (a) the Replacement Parcel has a fair market value at least equal to that of the Substitution Release Parcel; (b) the San Dimas Marketplace Borrower satisfies all of the standard closing conditions that would be satisfactory to a prudent commercial lender with respect to the Replacement Parcel; (c) the San Dimas Marketplace Borrower pays to the lender the applicable administrative fee; and
(d) the debt service coverage ratio for the Replacement Parcel is equal or greater than the debt service coverage ratio for the Substitution Release Parcel.

Certain additional information regarding the San Dimas Marketplace Loan and the San Dimas Marketplace Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 -- TURTLE CREEK MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Original Balance:             $35,000,000

Cut-off Date Balance:         $32,411,035

First Payment Date:           04/01/96

Interest Rate:                7.400%

Amortization:                 336

Maturity Date:                03/01/06

Expected Maturity Balance:    $29,457,266

Sponsor(s):                   John N. Foy

Borrower:                     Turtle Creek Limited Partnership

Interest Calculation:         30/360

Call Protection (1):          36-month lockout from the date of origination,
                              followed by greater of yield maintenance and 1% of loan balance.

Loan per SF:                  $128.09

Seasoning:                    67 months

Lockbox:                      NAP


--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:       Single Asset

Property Type:                Retail

Property Sub-type:            Anchored

Location:                     Hattiesburg, MS

Year Built/Renovated:         1994-95/NAP

Occupancy:                    99.0%

Square Footage:               253,026

The Collateral:               Single level retail mall

Ownership Interest:           Fee Simple

                                                              Lease
Major Tenants                 % NRSF         Rent PSF       Expiration
-------------                 ------         --------       ----------

Goody's Family Clothing        11.9%           $6.60         10/31/04

United Artist's Theatres       11.8%          $12.50         12/31/14

Footstar, Inc.                  3.8%          $21.00         10/31/05

Property Management:          CBL & Associates Management

U/W Net Op. Income:           $5,143,550

U/W Net Cash Flow:            $4,820,740

Value:                        $59,200,000

Cut-off Date LTV:             54.8%

Maturity Date LTV:            49.8%

DSCR:                         1.63x

DSCR at 9% constant           1.65x


(1) No prepayment premium is due if the Loan is prepaid during the 180 days prior to the maturity date. In the event of a prepayment during the lockout period, a default prepayment fee of (i) 2% of the outstanding principal balance plus (ii) yield maintenance premium is due.

THE LOAN. The Turtle Creek Mall Loan (the "Turtle Creek Mall Loan") is evidenced by a promissory note (the "Turtle Creek Mall Note") and is secured by a first priority mortgage (the "Turtle Creek Mall Mortgage") encumbering a 253,026 aggregate square foot retail development located in Hattiesburg, Mississippi (the "Turtle Creek Mall Property"). The Turtle Creek Mall Loan was originated on February 14, 1996 by Connecticut General Life Insurance Company and was acquired by Lincoln National Life Insurance Company in January 1998 as part of a larger corporate transaction.

THE BORROWER. The borrower is Turtle Creek Limited Partnership, a Mississippi limited partnership (the "Turtle Creek Mall Borrower"), which owns no material asset other than the Turtle Creek Mall Property. The 99.9% general partner of the Turtle Creek Mall Borrower is CBL & Associates Limited Partnership ("CBL LP"). The 0.1% limited partner of the Turtle Creek Mall Borrower is CBL & Associates Properties, Inc., a real estate investment trust (the "REIT"). The REIT owns a 64% general partnership interest in CBL LP. The REIT specializes in the development, acquisition, and management of regional malls and community centers with a portfolio of 157 shopping centers in 26 states totaling more than
55.9 million square feet.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE PROPERTY. The Turtle Creek Mall Property consists of 28.57 acres located in Hattiesburg, Mississippi at the intersection of Highway 98 and Weathersby Road. Highway 98 connects with I-59 one mile east of the Turtle Creek Mall Property. The improvements on the Turtle Creek Mall Property were constructed in phases between 1994 and 1995 and consist of a single-level mall containing 253,026 aggregate square feet and 1,332 parking spaces.

The Turtle Creek Mall Property is part of an 846,120 square foot mall anchored by McRae's (one space of 127,800 square feet and another space of 124,700 square feet, totalling 252,500 square feet), Sears (134,234 square feet), Dillards (126,000 square feet), and J.C. Penney (80,360 square feet).

MAJOR TENANTS:

Goody's, headquartered in Knoxville, Tennessee, is a retailer of moderately priced family apparel, operating 317 stores in 18 states. The company primarily locates its stores in small midsize markets in the Southeast, Midwest and Southwest that have demographic characteristics consistent with its targeted customer. All of Goody's stores are leased and are generally located in strip shopping centers. A majority of the merchandise selection offered by the company is in the women's division, which emphasizes casual and career fashions and includes junior's, misses, petite, plus size, swimwear and intimate apparel.

United Artists Theatre Co. operates various theaters in the United States. The company develops and operates multiplex and megaplex theaters. The company has a "Caa2" and a "B-" rating from Moody's and Standard and Poor's, respectively. It operates approximately 1,600 screens in 213 locations.

Footstar, Inc. is a holding company, which directly or indirectly, through its wholly owned subsidiaries, owns capital stock of the subsidiaries that operate its Meldisco, Footaction and Just For Feet businesses and its discontinued Thom McAn segment. The company is principally a specialty retailer conducting business in the discount footwear segment through its Meldisco business and the branded athletic footwear and apparel segment through its Footaction and Just For Feet businesses. Footaction stores carry athletic footwear and outdoor brands including Nike, Adidas, Fila, Reebok, New Balance and Timberland. Meldisco operates licensed footwear departments in Kmart and Rite Aid Stores.

PROPERTY MANAGEMENT. The Turtle Creek Mall Property is managed by CBL & Associates Management, which is an affiliate of the Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

ADDITIONAL INDEBTEDNESS. Subordinate mortgage financing is permitted, provided certain conditions are satisfied, including, without limitation, (i) no default or event of default exists, (ii) the subordinate lender is an institutional investor, (iii) the funds received under such subordinate financing may only be used to finance additional investment in the Turtle Creek Mall Property, (iv) the Turtle Creek Mall Borrower shall pay all the senior lender's costs and expenses associated with such financing, (v) the subordinate lender shall enter into an intercreditor agreement with the senior lender, (vi) the subordinate lender shall not exercise its rights or remedies with respect to the Turtle Creek Mall Property for a period of ninety days after the senior lender's receipt of the Turtle Creek Borrower's default under the subordinate loan, (vii) the subordinate lender shall agree not to transfer its interest in the Turtle Creek Mall Property without the senior lender's consent, (viii) the minimum aggregate debt service coverage ratio for the senior loan and the subordinate loan shall be at least 1.35x, and (ix) the maximum loan-to-value ratio for the senior loan and the subordinate loan shall be 70%. The loan documents do not prevent the Turtle Creek Mall Borrower from incurring additional unsecured indebtedness.

RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Turtle Creek Mall Loan and the Turtle Creek Mall Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 5 -- MARINA VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

Original Balance:             $33,600,000

Cut-off Date Balance:         $32,035,885

First Payment Date:           08/05/99

Interest Rate:                7.020%

Amortization:                 264

Maturity Date:                07/05/09

Expected Maturity Balance:    $24,304,731

Sponsor(s):                   Joseph R. Seiger

Borrower:                     Alameda Estate Investments, LP

Interest Calculation:         30/360

Call Protection (1):          24-month lockout from the date of origination,
                              followed by the greater of yield maintenance and 1% of loan balance.

Loan per SF:                  $89.35

Seasoning:                    27 months

Lockbox:                      NAP


--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:       Single Asset

Property Type:                Mixed Use
Property Sub-type:            Mixed Use
Location:                     Alameda, CA
Year Built/Renovated:         1986-89/NAP
Occupancy:                    99.0%
Square Footage:               358,528
The Collateral:               Four office buildings, six office-technology
                              buildings and one retail shopping center

Ownership Interest:           Fee Simple

                                                               Lease
Major Tenants:                % NRSF         Rent PSF       Expiration
--------------                ------         --------       ----------

Computer Assoc. Int'l          20.4%          $19.81         09/30/04

Operon Technologies            10.4%          $24.00         11/30/05

CA School of Psychology         7.8%          $17.89         07/31/03

Property Management:          Vintage Properties

U/W Net Op. Income:           $5,684,683

U/W Net Cash Flow:            $4,936,991

Value:                        $60,895,000

Cut-off Date LTV:             52.6%

Maturity Date LTV:            39.9%

DSCR:                         1.64x

DSCR at 9% constant           1.71x


(1) The Loan is prepayable without any premium during the last three months of the Loan term. Any monetary default prepayment occurring during the lockout period shall include a payment in an amount equal to the greater of (i) 5% of the outstanding principal balance and (ii) the yield maintenance premium. Any non-monetary default prepayment occurring during the lockout period shall include a payment in the amount of 1% of the outstanding principal balance.

THE LOAN. The Marina Village Loan (the "Marina Village Loan") is evidenced by two promissory notes (the "Marina Village Notes"), one in the principal amount of $28,600,000 and the other in the principal amount of $5,000,000 (which for purposes of this prospectus has been treated as one loan). The Marina Village Notes are secured by one deed of trust on the underlying land and buildings which contain 358,528 net rentable square feet of space located in Alameda, California (the "Marina Village Property"). The Marina Village Loan was originated by the Lincoln National Life Insurance Company on June 16, 1999. The Marina Village Notes must be prepaid simultaneously, and any permitted partial prepayment shall be applied to both Marina Village Notes proportionately.

THE BORROWER. The borrower is Alameda Real Estate Investments, LP (the "Marina Village Borrower"). The 50% managing general partner of the Marina Village Borrower is OTR, an Ohio general partnership, acting as nominee of the State Teachers

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

Retirement Board of Ohio. OTR is also the sole limited partner of the Marina Village Borrower, owning an additional 25% interest. The 25% operating general partner of the Marina Village Borrower is Vintage Alameda Investments, L.P., a California limited partnership. The general partner of Alameda Investments, L.P. is Vintage Properties -- Alameda Commercial, a California corporation ("Vintage Properties"). The Marina Village Borrower also owns all of the other commercial properties included in the Marina Village planned unit development, except the retail pads in the Marina Village Shopping Center. Vintage Properties is a large San Francisco Bay area developer and was the original developer of the Marina Village Property.

THE PROPERTY. Marina Village is a commercial and residential real estate development consisting of office buildings, shopping center, residential single family and townhouse dwellings, hotel, high-rise apartment building, yacht clubs and marina with 969 boat slips. The 205-acre community is located within the northeast quadrant of the city of Alameda, California along one mile of the Oakland Estuary within view of downtown Oakland. Total square footage in the commercial development is 1,223,737 feet with an overall occupancy rate of 97.76% as of December 31, 2000.

The security for the Marina Village Loan includes 24.86 acres of land within Marina Village containing 358,528 square feet of net rentable area in eleven separate properties consisting of four office buildings, six office-technology buildings and one retail shopping center.

The buildings were all constructed during the 1986-1989 period. The breakdown of net rentable area by property type/use is Office 135,454 square feet ("SF"); Office-Tech 178,236 SF and Retail 44,838 SF. Each of the eleven buildings has a separate street address on either Marina Village Parkway, Atlantic Avenue, or Challenger Drive.

1040 and 1050 Marina Village Parkway are two of four multi-tenant, two-story office buildings located within Marina Village constructed in 1986 and 1989. The four buildings share a common parking area and the individual property boundaries are not discernable. The two buildings contain a total of 34,238 square feet (18,941 SF at 1050 and 15,297 SF at 1040).

1001 Marina Village Parkway is a multi-tenant four-story office building situated in a five building cluster at the northwest end of the development. Constructed in 1986, the four corners of the building are set back. The building faces out to a water fountain and plaza. Total square footage is 73,241SF.

The buildings at 950 Marina Village Parkway, 2021 and 2060 Challenger Drive and 965 Atlantic Avenue are multi-tenant single-story office-tech buildings containing a total of 107,043 SF (36,160 SF at 950 Marina Village Parkway, 20,252 SF at 2021 Challenger Drive, 26,720 SF at 2060 Challenger Drive, and 23,911 SF at 965 Atlantic Avenue), all constructed in 1987.

980 and 1000 Atlantic Avenue are both multi-tenant, single-story office-tech buildings containing 71,193 SF (30,452 SF at 980 Atlantic Avenue and 40,741 at 1000 Atlantic Avenue) completed in 1987.

The building at 1005 Atlantic Avenue is a two-story "square shaped" office building with a small section at the southwest corner notched back. A building attached tower is located at the southwest corner of the building at the apex of the notch. Constructed in 1988, the building contains 27,975 SF of space.

The Marina Village Shopping Center at 801-975 Marina Village Parkway is a single story strip shopping center built in 1988 and containing 44,838 SF, plus a Lucky Food Store, Longs Drug Store and three outparcels which are not part of the collateral. The outparcels are occupied by Goodyear, Carl's Jr. and Wherehouse Records. An open-air courtyard area is provided near the center of the building with several restaurant-type tenants located near the courtyard. Parking for approximately 611 vehicles is provided on the south and east sides of the improvements.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

MAJOR TENANTS:

Computer Associates International develops the software that is used by technology companies. The company's software addresses process management, information management, and infrastructure.

Operon Technology is a DNA synthesis company that manufactures and sells synthetic oligonucleotides, genes, and microarray products. Founded in 1986, Operon was one of the first companies to offer custom DNA synthesis. In recent years, Operon has also has engaged in designing, optimizing, and manufacturing 70mers, used primarily in its microarray product line. The company's products are used for a range of applications, including high-throughput genetic mapping, genome characterization, other genetic research techniques. Operon has recently become part of the QIAGEN network of companies.

California School of Professional Psychology is one of four schools at Alliant International University (AIU). It is the home of the university's practitioner-oriented programs in clinical and health psychology, as well as new clinical programs like the Postdoctoral Master's Degree Program in Clinical Phychopharmacology. AIU was founded in 2001 through the combination of United States International University and Alliant University/California School of Professional Psychology. AIU's undergraduate and graduate degree programs in liberal arts, education, business, and behavioral and social sciences prepare the University's 6,400 students for careers. AIU is a not-for-profit, independent university with six California locations in Fresno, Irvine, Los Angeles, Sacramento, San Diego, and the San Francisco Bay Area. AIU also has a location in Mexico City, Mexico, and USIU, a Kenyan chartered university accredited as a unit of Alliant International University, is located in Nairobi, Kenya. All of the University's programs are accredited by the Western Association of Schools and Colleges.

PROPERTY MANAGEMENT. The Marina Village Property is managed by Vintage Properties. Vintage Properties is an affiliate of the Marina Village Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the Marina Village Borrower from obtaining additional indebtedness secured by the Marina Village Property without lender consent. However, the loan documents do not prevent the Marina Village Borrower from incurring additional unsecured indebtedness.

RELEASE OR SUBSTITUTION OF PARCELS. The Marina Village Borrower has the right to transfer its interest in the portion of the Marina Village Property known as Marina Village Shopping Center to a third party. In such event, the Marina Village Borrower may either prepay a specified portion of the Marina Village Loan along with the applicable prepayment premium or provide a substitute mortgaged property meeting certain specified criteria, including, without limitation, the following: (a) the substitute property has a fair market value at least equal to that of the property to be released; (b) the borrower satisfies all of the standard closing conditions that would be satisfactory to a prudent commercial lender with respect to the substitute property; and (c) the debt service coverage ratio for the substitute property is equal to or greater than the debt service coverage ratio for the property to be released. In either case, the parcel shall be released from the lien of the deed of trust. If the Marina Village Borrower prepays a portion of the Marina Village Notes upon a transfer of the Marina Village Shopping Center described above, the amount of the monthly installments under the Marina Village Notes shall be reduced to equal the amount necessary to pay the unpaid principal balances based on an amortization schedule of twenty-two years less the number of years from the date of origination to the date of such prepayment.

Certain additional information regarding the Marina Village Loan and Marina Village Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 -- BEDMINSTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE (1):        $11,600,000

CUT-OFF DATE BALANCE:        $15,355,394

FIRST PAYMENT DATE:          02/10/01

INTEREST RATE:               8.070%

AMORTIZATION:                360

MATURITY DATE (2):           01/10/11

EXPECTED MATURITY BALANCE:   $13,820,103

SPONSOR(S):                  Peter J. Cocoziello

BORROWER:                    Bedminster 2 Funding, L.L.C.

INTEREST CALCULATION:        30/360

CALL PROTECTION:             60-month lockout from the date of origination,
                             with defeasance thereafter.

LOAN PER SF:                 $174.63

SEASONING:                   9 months

LOCKBOX (2):                 Springing

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Bedminster, NJ

YEAR BUILT/RENOVATED:          1960, 2000/1999

OCCUPANCY:                     92.0%

SQUARE FOOTAGE:                87,932

THE COLLATERAL:                Three two-story office buildings

OWNERSHIP INTEREST:            Fee Simple

                                                         LEASE
MAJOR TENANTS:                   % NRSF    RENT PSF    EXPIRATION
-------------                    ------    --------    ----------
Sprint (3)                        24.0%     $25.12      09/30/07
SAS Institute Inc.                20.8%     $23.25      09/30/07
The Advance Group                 13.3%     $23.00      10/31/10

PROPERTY MANAGEMENT:           Advance Realty Management

U/W NET OP. INCOME:            $1,866,406

U/W NET CASH FLOW:             $1,762,081

APPRAISED VALUE:               $20,600,000

CUT-OFF DATE LTV:              74.4%

MATURITY DATE LTV:             67.0%

DSCR:                          1.28x

  DSCR AT 9% CONSTANT          1.27x


(1) The Loan was funded in two disbursements. The initial disbursement of $11,600,000 was made on December 29, 2000 and the second disbursement in the amount of $3,830,000 was made on June 5, 2001.

(2) In the event the Loan is not repaid on the maturity date, the lender may either (i) exercise its remedies or (ii) extend the Loan for an additional year at 300 basis points over the original interest rate. If the Loan is extended, all revenues from the property will be deposited into a lockbox account.

(3) If Sprint exercises its early termination option, the borrower is obligated to (i) post letters of credit in an amount equal to the amount of additional rental income that, when added to the rental income scheduled to be derived from all tenants (other than Sprint), would be needed to achieve a debt service coverage ratio of 1.0x, and (ii) deposit early termination payments in the amount of $570,846 ($235,423 on the date Sprint delivers notice of its termination of its lease and $235,423 on the date the lease terminates) with the lender. In the event Paine Webber exercise its respective early termination option, funds in the amounts of $250,597 ($68,767 of which is payable on the date Paine Webber delivers its notice of termination and $181,830 of which is payable upon the date the lease terminates) shall be deposited with the lender. If the SAS Institute fails to renew its lease, the Borrower is obligated to post a letter of credit in an amount equal to the additional rental income that when added to the rental income scheduled to be derived from all tenants (other than SAS Institute), would be needed to achieve a debt service coverage ratio of 1.0x.

THE LOAN. The Bedminster Loan (the "Bedminster Loan") is evidenced by a promissory note given by Bedminster 2 Funding LLC (the "Bedminster Borrower") in the principal amount of $15,430,000 (the "Bedminster Note"). The Bedminster Note is secured by a first priority mortgage encumbering three two-story office buildings totaling 87,932 square feet of space and located in Bedminster, New Jersey (the "Bedminster Property"). The Bedminster Loan was originated in December 2000 by Teachers Insurance and Annuity Association of America. The Bedminster Loan is cross-defaulted and cross-collateralized

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------
with the Metro Center III Loan (Mortgage Loan No. 7). Peter J. Cocoziello has executed a guaranty for the standard non-recourse carveouts.

THE BORROWER. The Bedminster Borrower owns no material asset other than the Bedminster Property. The only members of the Bedminster Borrower are Advance at Bedminster 2, LLC, a New Jersey limited liability company, owning a 99.5% interest, and Bedminster 2 Funding SPE, Inc., a New Jersey corporation, owning a 0.5% interest. Advance Realty Development, LLC is the sole member of Advance at Bedminster 2, LLC and the sole shareholder of Bedminster 2 Funding SPE, Inc. Advance Realty Development, LLC is wholly owned by Advance Realty Group, LLC, which is controlled, directly or indirectly, by Peter J. Cocoziello and his family.

Formed in 1979 by Peter J. Cocoziello, The Advance Group manages in excess of three million square feet of single and multi-tenant office, research and development, flex/industrial and distribution facilities in the Northeast and Mid-Atlantic States (including one million square feet in the Washington, D.C. Metro area).

THE PROPERTY. The Bedminster Property consists of three two-story office buildings totaling 87,932 square feet situated on approximately fifteen acres in Northern New Jersey. One building (15,000 square feet) was constructed in 1960 and substantially renovated in 1999. The other two buildings were constructed in 1999-2000. Parking for 357 spaces is provided. The major tenants at the Bedminster Property are Sprint Spectrum LP, SAS Institute Inc. and The Advance Group.

MAJOR TENANTS:

Sprint Spectrum LP, an indirect subsidiary of Sprint Corporation, provides telecommunications services. The company's principal activities include long distance service, local service, product distribution and directory publishing activities. As of June 6, 2001, the company had a market capitalization of $19 billion. Its senior unsecured debt is rated "Baa1", "BBB+" and "BBB+" by Moody's, Fitch, and Standard and Poor's, respectively.

SAS is Headquartered in Cary, North Carolina. SAS Institute is the one of the largest privately held software companies in the world.

PROPERTY MANAGEMENT. The Bedminster Property is managed by Advance Realty Management, an affiliate of the Bedminster Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed with respect to direct interests in the Bedminster Borrower. Pledges of non-managing membership interests in Advance Realty Development, LLC among its existing members are permitted provided certain conditions are satisfied.

Advance Realty Development, LLC maintains a $6 million maximum line of credit with Commerce Bank, secured in part by a pledge of membership interests in Advance Realty Development, LLC. Commerce Bank has agreed to provide the lender notice of any default under the line of credit which could give rise to its exercise of any rights against the pledge of said membership interests.

ADDITIONAL INDEBTEDNESS. Not allowed except for certain permitted trade payables.

RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Bedminster Loan and the Bedminster Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 7 -- METRO CENTER III
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE (1):          $5,700,000

CUT-OFF DATE BALANCE:          $6,366,084

FIRST PAYMENT DATE:            02/10/01

INTEREST RATE:                 8.070%

AMORTIZATION:                  360

MATURITY DATE (2):             01/10/11

EXPECTED MATURITY BALANCE:     $5,729,586

SPONSOR(S):                    Peter J. Cocoziello

BORROWER:                      Princeton Metro Funding,

L.L.C. INTEREST CALCULATION:   30/360

CALL PROTECTION:               60-month lockout from the date of origination,
                               with defeasance thereafter.

LOAN PER SF:                   $143.34

SEASONING:                     9 months

LOCKBOX (2):                   Springing

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      West Windsor, NJ

YEAR BUILT/RENOVATED:          2000/NAP

OCCUPANCY:                     93.0%

SQUARE FOOTAGE:                44,413

THE COLLATERAL:                Two-story office building

OWNERSHIP INTEREST:            Fee Simple

                                                         LEASE
MAJOR TENANTS:                   % NRSF    RENT PSF    EXPIRATION
-------------                    ------    --------    ----------

Bovis Lend Lease (3)              51.4%     $27.00      08/30/10
Intertrust Technologies           21.8%     $29.50      03/31/06
Wong Fleming, P.C.                10.4%     $30.52      04/30/10

PROPERTY MANAGEMENT:           Advance Realty Management

U/W NET OP. INCOME:            $789,056

U/W NET CASH FLOW:             $716,753

APPRAISED VALUE:               $8,600,000

CUT-OFF DATE LTV:              74.4%

MATURITY DATE LTV:             67.0%

DSCR:                          1.28x

  DSCR AT 9% CONSTANT          1.27x

(1) The Loan was funded in two disbursements. The initial disbursement of $5,700,000 was made on December 29, 2000 and the second disbursement in the amount of $700,000 was made on June 5, 2001.

(2) In the event the Loan is not repaid on the maturity date, the lender may either (i) exercise its remedies or (ii) extend the Loan for an additional year at 300 basis points over the original interest rate. If the Loan is extended, all revenues from the property will be deposited into a lockbox account.

(3) In the event Bovis exercises its early termination option, the borrower is obligated to (i) post letters of credit in an amount equal to the amount of additional rental income that, when added to the rental income scheduled to be derived from all tenants (other than Bovis), would be needed to achieve a debt service coverage ratio of 1.0x, and (ii) deposit early termination payments in the amount of $145,000 ($72,500 on the date Bovis delivers notice of its termination of its lease and $72,500 on the date the lease shall terminate) with lender. In the event that Intertrust does not renew its lease in 2004 or 2009, or Bovis does not renew its lease in 2009, the borrower is obligated to post a letter of credit in an amount equal to the amount of additional rental income that when added to the rental income scheduled to be derived from all tenants (other than Intertrust or Bovis, as applicable) would be needed to achieve a debt service coverage ratio of 1.0x. The said letter of credit shall be released upon the satisfaction of certain conditions relating to the renewal or reletting of the applicable space.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE LOAN. The Metro Center III Loan (the "Metro Center III Loan") is evidenced by a promissory note given by Princeton Metro Funding, LLC (the "Metro Center III Borrower") in the principal amount of $6,400,000 (the "Metro Center III Note"). The Metro Center III Note is secured by a first priority mortgage encumbering one 44,413 square foot, two-story office building located in West Winsdor Township, New Jersey (the "Metro Center III Property"). The Metro Center III Loan was originated in December 2000 by Teachers Insurance and Annuity Association of America. The Metro Center III Loan is cross-defaulted and cross-collateralized with the Bedminster Loan (Mortgage Loan No. 6). Peter J. Cocoziello has executed a guaranty for the standard non-recourse carveouts.

THE BORROWER. The Metro Center III Borrower owns no material asset other than the Metro Center III Property. The only members of the Metro Center III Borrower are Advance at Princeton LLC, a New Jersey limited liability company owning a 99.5% interest and Princeton Metro Funding SPE, Inc. a New Jersey corporation owning a 0.5% interest. Advance Realty Development, LLC is the sole member of Advance at Princeton, LLC and the sole shareholder of Princeton Metro Funding SPE, Inc. Advance Realty Development, LLC is wholly owned by Advance Realty Group, LLC, which is controlled, directly or indirectly, by Peter J. Cocoziello and his family.

Formed in 1979 by Peter J. Cocoziello, The Advance Group manages in excess of three million square feet of single and multi-tenant office, research and development, flex/industrial and distribution facilities in the Northeast and Mid-Atlantic States (including one million square feet in the Washington, D.C. Metro area).

THE PROPERTY. The Metro Center III Property, located approximately three miles southeast of Princeton, New Jersey and approximately four miles northeast from the Intersection of U.S. Highway 1 and Interstate 295, is a 44,413 square foot, two-story office building constructed in 2000 situated on approximately 4.25 landscaped acres. Parking for 165 spaces is provided.

MAJOR TENANTS:

Bovis Lend Lease is a part of Lend Lease Corporation. Lend Lease Corporation provides real estate project management, project design, project financing and construction services along with property development. The company also manages REIT's and limited partnerships, provides funds management services including superannuation, unit trusts, life insurance, investment advice, asset management and fund manager of infrastructure assets. The company has an "A-" rating from Standard and Poor's.

Intertrust Technologies Corporation has developed a general-purpose digital rights management platform to serve as a foundation for providers of digital information, technology and commerce services participating in a global e-commerce system.

Wong Fleming, P.C. is a law firm with offices in New York City, at the Metro Center III Property in New Jersey and in Philadelphia.

PROPERTY MANAGEMENT. The Metro Center III Property, Inc. is managed by Advance Realty Management, an affiliate of the Metro Center III Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed with respect to direct interests in the Metro Center III Borrower. Pledges of non-managing membership interests in Advance Realty Development, LLC among its existing members are permitted provided certain conditions are satisfied.

Advance Realty Development, LLC maintains a $6 million maximum line of credit with Commerce Bank, secured in part by a pledge of membership interests in Advance Realty Development, LLC. Commerce Bank has agreed to provide the lender notice of any default under the line of credit which could give rise to its exercise of any rights against the pledge of said membership interests.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

ADDITIONAL INDEBTEDNESS. Not allowed except for certain permitted trade payables.

RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Metro Center III Loan and the Metro Center III Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 8 -- HUNTINGTON QUADRANGLE I
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:              $22,000,000

CUT-OFF DATE BALANCE:          $20,973,534

FIRST PAYMENT DATE:            08/01/98

INTEREST RATE:                 8.000%

AMORTIZATION:                  300

MATURITY DATE:                 07/01/08

EXPECTED MATURITY BALANCE:     $17,767,848

SPONSOR(S):                    We're Associates

BORROWER:                      Huntington Quadrangle No. 1 Co.

INTEREST CALCULATION:          30/360

CALL PROTECTION (1):           11-month lockout from the date of origination,
                               followed by greater of yield maintenance and 1% of loan balance.

LOAN PER SF:                   $57.64

SEASONING:                     39 months

LOCKBOX:                       NAP

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Huntington, NY

YEAR BUILT/RENOVATED:          1971/1982, 1994-1998

OCCUPANCY:                     97.0%

SQUARE FOOTAGE:                363,877

THE COLLATERAL:                One four-story office building

OWNERSHIP INTEREST:            Fee Simple

                                                         LEASE
MAJOR TENANTS:                   % NRSF    RENT PSF    EXPIRATION
-------------                    ------    --------    ----------

US1 Administrators                15.4%     $21.36      12/31/05
Nextstage Healthcare Resources     8.9%     $22.60      03/31/08
Golden National Mortgage Bank      5.7%     $20.96      07/31/02

PROPERTY MANAGEMENT:           We're Associates

U/W NET OP. INCOME:            $4,552,219

U/W NET CASH FLOW:             $4,121,023

APPRAISED VALUE:               $36,804,000

CUT-OFF DATE LTV:              57.0%

MATURITY DATE LTV:             48.3%

DSCR:                          2.02x

  DSCR AT 9% CONSTANT          2.18x


(1) In the event of prepayment during last six months of the term of Loan, the prepayment premium is yield maintenance. Prepayment occurring during the lockout period shall include the greater of 1% of the outstanding balance and yield maintenance plus 5% of the outstanding loan balance.

THE LOAN. The Huntington Quadrangle I Loan (the "Huntington Quadrangle I Loan") is evidenced by a promissory note (the "Huntington I Quadrangle Note") and is secured by a Modification Agreement of New York Mortgage and Security Agreement and assignment of the Lessor's interest (the "Huntington Quadrangle I Mortgage") on the underlying land and buildings comprised of 363,877 net rentable square feet of space and located in Huntington, New York (the "Huntington Quadrangle I Property"). The Huntington Quadrangle I Loan was originated by The Mutual Life Insurance Company of New York (the former name of MONY Life Insurance Company, Inc.) on June 2, 1998.

THE BORROWER. The Borrower is Huntington Quadrangle No. 1 Company, a joint venture (the "Huntington Quadrangle I Borrower"). We're Associates owns a 50% interest in the Huntington Quadrangle I Borrower, and HQ1 Associates owns a 50% interest in Huntington Quadrangle I Borrower. We're Associates is a private developer and owner of office buildings on

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

Long Island. We're Associates has created more than 10,000,000 square feet of new construction, including build-to-suit properties for clients such as Citigroup, Chase, Northrop Grumman and NEC. We're Associates designs, builds, owns, manages and operates integrated business communities and also provides design/build services for others. We're Associates owns and manages over two million square feet of commercial property. Bennett Rechler, G. Martin Wexler, Morton Rechler and Jack Wexler have executed an environmental indemnity. Additional information on We're Associates can be obtained at www.were.com.

THE PROPERTY. The Huntington Quadrangle I Property consists of one four-story office building with 363,877 net rentable square feet of space and 1,688 parking spaces. The Huntington Quadrangle I Property, located in Huntington, New York, was built in 1971 and renovated in 1982 and again during 1994 through 1998. The Huntington Quadrangle I Property is one of many office buildings developed in the immediate area surrounding the Huntington Quadrangle I Property. The building adjacent to the Huntington Quadrangle I Property is also owned by We're Associates.

MAJOR TENANTS

US1 Administrators is a diversified insurance and financial services firm focused on a variety of insurance and financial services. With operations in 21 states, US1 Insurance Services is the 6th largest insurance brokerage firm in the US and the top employee benefits broker in the nation. (2) Founded in 1994, it is a privately held, wholly owned subsidiary of the US1 Holdings Corporation, and employs 3,200 people. It is headquartered in San Francisco, CA and has $3.5 billion dollars in assets under management for clients. (2)

Nextstage Healthcare/MDNY Healthcare is a 75,000+ member, physician-owned HMO based on Long Island, New York. Nextstage merged with MDNY after representing MDNY as the HMO's pharmacy director. PPO, dental, and workers' compensation products are available. Management services including superannuation, unit trusts, life insurance, investment advice, asset management and fund manager of infrastructure assets. The Company has an "A-" rating from Standard and Poor's.

Golden National Mortgage Bank Corp. is a national, full service, residential mortgage lender and has been in the business since 1979. Headquartered in this location, the company is an approved FNMA, FHLMC, FHA, VA and GNMA servicer and maintains a large servicing portfolio of these loans. Golden National Mortgage Bank offers conventional and government financing and is a direct lender that funds its own loans.

PROPERTY MANAGEMENT. The Huntington Quadrangle I Property is managed by We're Associates. We're Associates is an affiliate of the Huntington Quadrangle I Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. There are no restrictions on obtaining such financing.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the Huntington Quadrangle I Borrower from obtaining additional indebtedness secured by the Huntington Quadrangle I Property without lender consent. However, the loan documents do not prevent the Huntington Quadrangle I Borrower from incurring additional unsecured indebtedness

RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Huntington Quadrangle I Loan and Huntington Quadrangle I Property is set forth on Appendix II hereto.




(2) Source: USI Administrators Corporate website (USi-insurance.com)
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 9 -- COVINA TOWN SQUARE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:              $20,000,000

CUT-OFF DATE BALANCE:          $19,864,542

FIRST PAYMENT DATE:            02/10/01

INTEREST RATE:                 7.970%

AMORTIZATION:                  336

MATURITY DATE (1):             01/10/11

EXPECTED MATURITY BALANCE:     $17,386,496

SPONSOR(S):                    KIMCO Operating Partnership L.P.

BORROWER:                      KIR Covina, L.P.

INTEREST CALCULATION:          30/360

CALL PROTECTION:               60-month lockout from the date of origination,
                               with defeasance thereafter.

LOAN PER SF:                   $72.33

SEASONING:                     9 months

LOCKBOX (1)                    Springing

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Anchored

LOCATION:                      Covina, CA

YEAR BUILT/RENOVATED:          1988/1998

OCCUPANCY:                     94.0%

SQUARE FOOTAGE:                274,645

THE COLLATERAL:                Ten one-story buildings

OWNERSHIP INTEREST:            Fee Simple/Leasehold

                                                         LEASE
MAJOR TENANTS:                   % NRSF    RENT PSF    EXPIRATION
-------------                    ------    --------    ----------

Home Depot                        37.3%      $8.88      01/31/04
Staples                            9.3%     $12.28      06/30/06
PetsMart                           9.3%     $10.00      10/31/08

PROPERTY MANAGEMENT:           Kimco Realty Corporation

U/W NET OP. INCOME:            $2,512,112

U/W NET CASH FLOW:             $2,470,915

APPRAISED VALUE:               $28,300,000

CUT-OFF DATE LTV:              70.2%

MATURITY DATE LTV:             61.4%

DSCR:                          1.38x

  DSCR AT 9% CONSTANT          1.38x

(1) In the event the Loan is not repaid on the maturity date, the lender may either (i) exercise its remedies or (ii) extend the Loan for an additional year at 300 basis points over the original interest rate. If the Loan is extended, all revenues from the property will be deposited into a lockbox account.

THE LOAN. The Covina Town Square Loan (the "Covina Town Square Loan") is evidenced by a promissory note (the "Covina Town Square Note") and is secured by a fee and leasehold deed of trust (the "Covina Town Square Mortgage") encumbering the underlying land and buildings comprised of 274,645 net rentable square feet and located in Covina, California (the "Covina Town Square Property"). The Covina Town Square Loan was originated by Teachers Insurance and Annuity Association of America on December 29, 2000.

THE BORROWER. The Borrower is KIR Covina, L.P., a Delaware limited partnership (the "Covina Town Square Borrower"), which owns no material assets other than the Covina Town Square Property. The general partner of the Covina Town Square Borrower is KIR Covina 037, LLC, owning a 0.5% interest, and the limited partner of the Covina Town Square Borrower is KIMCO Income Operating Partnership, L.P. ("KIOP"), owning a 99.5% interest. KIOP is the 100% owner of the general partner of the Covina Town Square Borrower. Kimco Income REIT ("KIR") is the 0.1% general partner of KIOP. Formed in 1999, KIR is a large privately held real estate investment trust. The limited partners of KIOP are Kimco Realty Corp (43.5%),

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

New York State Common Fund (43.5%), Hanseatic Americans, Inc. (5.6%), State Farm Insurance (3.7%) and Knights of Columbus (3.7%). Kimco Operating Partnership L.P. has executed a guaranty for the standard non-recourse carveouts.

THE PROPERTY. The Covina Town Square Property consists of ten one-story buildings situated on 32.56 acres and containing 274,645 net rentable square feet of space and 2,082 parking spaces. Built in 1988, the Covina Town Square Property is located approximately twenty miles east of the Los Angeles CBD and five miles northwest of California State Polytechnic Institute. The Covina Town Square Property is situated on the corner of Arrow Highway and Azusa Avenue approximately 2.5 miles north of Interstate 10.

MAJOR TENANTS:

The Home Depot, Inc. sells building materials and home improvement products. Home Depot, Inc. operates in North and South America. The Covina Town Square Property's Home Depot store reported sales of $494 per square foot for 1999. As of July 6, 2001, the company had a market capitalization of $105.2 billion. It has senior unsecured debt outstanding that is rated "Aa3" and "AA" by Moody's, and Standard and Poor's, respectively.

Staples, Inc. retails office supplies, furniture, and technology. The company's customers include consumers and businesses in the United States, Canada, the United Kingdom and Germany. Staples serves its customers through 1,300 office superstores, mail order catalogues, the Internet, and a contract business. As of July 6, 2001, the company had a market capitalization of $6,650.21 million. It has senior unsecured debt outstanding that is rated "BBB+", "Baa2" and "BBB-" by Fitch, Moody's and Standard and Poor's, respectively.

PetsMart, Inc. is a specialty retailer of products and services for pets. The company operates pet superstores in the United States and Canada, as well as a pet supply catalog business, and has an equity interest in PetsMart.com. PetsMart provides pet food and supplies and offers full-service veterinary, grooming and pet training services. As of July 6, 2001, the company had a market capitalization of $712.25 million. It has a "B2" and "B+" rating from Moody's and Standard and Poor's, respectively.

PROPERTY MANAGEMENT. The Covina Town Square Property is managed by Kimco Realty Corporation, an affiliate of the Covina Town Square Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed except that pledges of existing limited partnership interests in the Covina Town Square Borrower or KIOP and pledges of shares in KIR are permitted provided certain conditions are satisfied.

ADDITIONAL INDEBTEDNESS. Not allowed except for certain permitted trade payables.

RELEASE OF PARCELS. Not allowed.

GROUND LEASE. The Covina Town Square Borrower ground leases 47,319 square feet of land from the Los Angeles County Flood Control District. The Covina Town Square Borrower then subleased 22,982 square feet of the ground leased premises to Covina Steakhouse, L.P. ("Outback") to be used as an Outback Steakhouse. The ground lease had an initial term of twenty-five years and contains two ten-year renewal options, followed by two five-year renewal options. The initial minimum ground rent is $45,000 per year, which increases by 10% every five years during the term of the ground lease and the renewal periods. The 10% increase is calculated based on the most recent rent amount. Ground rent also includes payment to the ground lessor of 50% of the percentage rent received under the Outback lease.

Certain additional information regarding the Covina Town Square Loan and Covina Town Square Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10-12 -- COLINAS INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:              $17,000,000

CUT-OFF DATE BALANCE:          $16,840,631

FIRST PAYMENT DATE:            09/10/00

INTEREST RATE:                 8.230%

AMORTIZATION:                  360

MATURITY DATE:                 08/10/05

EXPECTED MATURITY BALANCE:     $16,195,412

SPONSOR(S):                    John H. Diserens

BORROWER:                      AMB Property II, LP

INTEREST CALCULATION:          30/360

CALL PROTECTION (1):           None

LOAN PER SF:                   $18.48

LOCKBOX:                       NAP

SEASONING:                     74 months

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Industrial

PROPERTY SUB-TYPE:             Warehouse

LOCATION:

Las Colinas Distribution
  Center                       Irving, TX

Cross Roads I & II             Dallas, TX

North Great Southwest Dist.    Grand Prairie, TX

YEAR BUILT/RENOVATED:
Las Colinas Distribution
  Center                       1983/NAV

Crossroads I & II              1982/NAV

North Great Southwest Dist.    1989-93/NAV

OCCUPANCY:                     100.0%

SQUARE FOOTAGE:                911,375

THE COLLATERAL:                Two bulk warehouse buildings, two
                               office/warehouse buildings and three warehouse facilities

OWNERSHIP INTEREST:            Fee Simple

PROPERTY MANAGEMENT:           Lincoln Property Company CSE

U/W NET OP. INCOME:            $2,829,379

U/W NET CASH FLOW:             $2,388,318

APPRAISED VALUE:               $28,293,790

CUT-OFF DATE LTV:              59.5%

MATURITY DATE LTV:             57.2%

DSCR:                          1.56x

  DSCR AT 9% CONSTANT          1.57x

(1) The borrower may prepay the Loan in whole or in part provided the borrower pays the lender a prepayment premium equal to the greater of (i) 0.75% of the outstanding principal balance and (ii) the yield maintenance premium. The Loan may be prepaid in full during the ninety day period immediately preceding the maturity date without a prepayment premium. In the event of a default prepayment the borrower shall pay the greater of 0.75% of the outstanding loan balance and the yield maintenance premium.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

           PROPERTY                      MAJOR TENANTS             %NRSF    RENT PSF  LEASE EXPIRATION
           --------                      -------------             -----    --------  ----------------

Los Colinas Distribution Center   MSAS North American Logistics    51.0%     $4.43        09/30/05

Cross Roads I & II                Sears, Roebuck and Company       61.0%     $5.20        12/31/02

North Great Southwest
Distribution Center               Bridgestone/Firestone, Inc.      71.5%     $2.80        11/30/02

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

THE LOAN. The Colinas Industrial Portfolio Loan (the "Colinas Industrial Portfolio Loan") is evidenced by a promissory note given by AMB Property II, LP (the "Colinas Industrial Portfolio Borrower"), which promissory note is secured by first priority deeds of trust encumbering (i) two bulk warehouse buildings containing 260,040 net rentable square feet of space (the "Las Colinas Distribution Center Property"), (ii) two office/warehouse facilities containing 236,230 net rentable square feet of space (the "Crossroads Property") and (iii) three warehouse facilities containing 415,105 net rentable square feet of space (the "North Great Southwest Distribution Center Property"). The Colinas Industrial Portfolio Loan was originated on August 2, 1995 by Nationwide Life Insurance Company.

THE BORROWER. The sole general partner of the Colinas Industrial Portfolio Borrower is AMB Property Corporation, a publicly traded real estate investment trust. AMB Property Corporation owns and operates industrial real estate nationwide. As of December 31, 2000, the company owned, managed, and had renovation and development projects totaling 92 million square feet and 1,005 buildings in 27 metropolitan markets. Of this, the company owned and operated 862 industrial buildings and eight retail centers, totaling approximately 77.0 million rentable square feet. As of December 31, 2000, these properties were 96.3% leased. At the same time, the company, through its subsidiary, AMB Investment Management, Inc., also managed industrial buildings and retail centers, totaling approximately 4.4 million rentable square feet, on behalf of various institutional investors. In addition, the company has invested in 35 industrial buildings, totaling approximately four million rentable square feet, through an unconsolidated joint venture. The sole limited partners of the Colinas Industrial Portfolio Borrower include affiliates of Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Southern Company Services, Inc. and Southern Electric Power Company.

THE PROPERTIES. The Las Colinas Distribution Center Property, located eight miles west of Dallas, Texas, is situated on a 14.53 acre tract of land in Irving, Texas and is improved with two bulk warehouses that were constructed in 1983 and contain a total of 260,040 net rentable square feet of space, which is 100 percent leased to three tenants, namely MSAS North American Logistics (51%), Teleplan Service of Texas, Inc. (31%), and Gtech Corporation (18%). The Las Colinas Distribution Center Property is located in the Las Colinas Business Center, just south of Highway 114 and near the Dallas/Fort Worth International Airport.

The Crossroads Property, located in the northeast portion of Dallas, Texas, is situated on a 14.53 acre tract of land improved with two office/warehouse facilities constructed in 1982 and containing a total of 236,230 net rentable square feet of space, which is 100 percent leased to four tenants, namely Sears Roebuck and Company (61%), Advanced Power, Inc. (19%), Coats American, Inc. (10%), and Inventory Dynamics (10%). The Property is located just north of the LBJ Freeway (Interstate 635) between the Central Expressway and Interstate 30.

The North Great Southwest Distribution Center Property is situated on two tracts of land totaling 22.84 acres improved with three warehouse facilities that were constructed between 1989 and 1993. These buildings contain a total of 415,105 net rentable square feet of space, which is 100 percent leased to three tenants, namely Bridgestone/Firestone, Inc. (71%), The Keebler Company (18%), and Sage Enterprises (11%). These buildings are located in the Great Southwest Industrial Park just south of the Dallas/Fort Worth International Airport.

MAJOR TENANTS:

MSAS North American Logistics provides integrated transportation and logistics service throughout North America. MSAS was formed in 1968 and in 1998, the Ocean Group brought all of its logistics companies under the umbrella of MSAS. In 2000, the company merged with Excel Logistics and started operating under the Excel name. Excel has over 55,000 employees and is in the business of improving the flow of materials, information and products across the supply chain.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

Sears, Roebuck and Co. is a multi-line retailer that provides a wide array of merchandise and services. The company's segments are compromised of full-line stores and specialty stores, home services and direct response, credit, and electronic commerce activities. As of July 6, 2001, the Company had a market capitalization of $13,442.66 million. It has senior unsecured debt outstanding that has an "A-", "A3" and "A-" rating from Fitch, Moody's, and Standard and Poor's, respectively. The company achieved $333 sales/sq. ft. (retail) this year.

Bridgestone/Firestone, Inc. is a large subsidiary of Bridgestone Corporation of Japan. Bridgestone/Firestone develops, manufactures and markets Bridgestone, Firestone, Dayton and associate and private brand tires. The company also produces Firestone air springs, roofing materials, polymers, synthetic rubber and industrial fibers and textiles. The company employs 36,900 employees in the United States and 10,600 people in Canada and Latin America. As of July 6, 2001, the company had a market capitalization of $1,214,356.9 million. Bridgestone Corp. has senior unsecured debt outstanding that has a "Baa1" and "BBB+" rating from Moody's and Standard and Poor's, respectively. Recently, the company has been involved in litigation and settlements regarding alleged tire defects.

PROPERTY MANAGEMENT. The Las Colinas Distribution Center Property, the Crossroads Property and the North Great Southwest Distribution Center Property are managed by Lincoln Property Company CSE.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the Colinas Industrial Portfolio Borrower from obtaining additional indebtedness secured by the Colinas Industrial Portfolio Property without lender consent. However, the loan documents do not prevent the Colinas Industrial Portfolio Borrower from incurring additional unsecured indebtedness.

RELEASE OF PARCELS. Prior to full repayment, the Colinas Industrial Portfolio Borrower may obtain a release of the lien encumbering any mortgaged property upon satisfaction of certain conditions, including without limitation, payment of the applicable release price and prepayment premium and the loan-to-value ratio of the remaining properties not exceeding 75%. Following such a property release, the lender shall adjust the monthly payment to reflect the payment of principal.

Certain additional information regarding the Colinas Industrial Portfolio Loan and the Las Colinas Distribution Center Property, the Crossroads Property and the North Great Southwest Distribution Center Property is set forth on Appendix II hereto.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 13 -- PACIFICA COURT
--------------------------------------------------------------------------------





(1) In the event the Loan is not repaid on the maturity date, the lender may either (i) exercise its remedies or (ii) extend the Loan for an additional year at 300 basis points over the original interest rate. If the Loan is extended, all revenues from the property will be deposited into a lockbox account.

(2) Any default prepayment during the lockout period shall include a payment in an amount equal to the greater of (i) an amount equal to 4% of the outstanding principal balance or (ii) the yield maintenance premium.

THE LOAN. The Pacifica Court Loan (the "Pacifica Court Loan") is evidenced by a promissory note (the "Pacifica Court Note") and is secured by a first priority deed of trust (the "Pacifica Court Mortgage") encumbering a 107,199 net rentable square foot office building located in Irvine, California (the "Pacifica Court Property"). The Pacifica Court Loan was originated on November 10, 2000 by Teachers Insurance and Annuity Association of America.

THE BORROWER. The borrower is PAC Court Associates, L.P., a California limited partnership (the "Pacifica Court Borrower"), whose 20% managing general partner is Banyan Pacific, LLC ("Banyan LLC"). The other general partner of the Pacifica Court Borrower is Mar-Gulf Management Company, Inc., a California corporation owning a 1% interest. The sole limited partner of the Pacifica Court Borrower is Gulf Pacific America, a Delaware corporation owning a 79% interest. The Pacifica Court Borrower owns no material assets other than the Pacifica Court Property. George W. Ceithaml, Banyan LLC and certain other

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------
entities have executed a guaranty for the standard non-recourse carveouts. Banyan LLC and Mr. Ceithaml have over twenty-five years of experience with commercial development projects.

THE PROPERTY. The Pacifica Court Property consists of 4.837 acres of land located in Irvine, California. The improvements on the Pacifica Court Property were constructed in 1999 and consist of one four-story Class "A" office building containing 107,199 net rentable square feet of space and 416 parking spaces. The Pacifica Court Property, located at the junction of three major freeways -- the San Diego (I-405), Santa Ana (I-5) and the Laguna Freeway (SR-133), is situated in the Irvine Spectrum Submarket. The Irvine Spectrum Submarket is a large master planned center for research, technology and business in California, and is home to more than 2,200 companies and more than 44,000 employees.

MAJOR TENANTS:

myCFO, a privately held wealth advisory firm that markets financial services, including "day-to-day" personal accounting, investment advice, and tax and estate planning, to high-net worth individuals, is the largest single tenant in the building. Founded in 1998 by Jim Clark, the founder of Netscape Communications, the company is headquartered in Mountain View, California.

O'Melveny & Myers LLP has 750 attorneys located in 13 offices in the United States, Asia and Europe. American Lawyer, July 2001, ranked the firm number 22 in the U.S., with gross revenues of $400.5 million and profits per equity partner of $705,000.

Integrated Information Systems, Inc. is a technology and business consultancy. The company designs, builds, integrates, and manages complex information systems and optimizes applications to solve business problems.

PROPERTY MANAGEMENT. The Pacifica Court Property is managed by Banyan Realty Group, LLC, which is an affiliate of the Pacifica Court Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

ADDITIONAL INDEBTEDNESS. Not allowed except for certain permitted trade payables.

RELEASE OF PARCELS. Not allowed.

PLEDGE OF LETTERS OF CREDIT. The letter of credit, with a term of seven years and in the amount of $1,300,000, posted by the tenant, myCFO, was specifically assigned to the lender as additional collateral for the Pacifica Court Loan. In the event the lender is entitled to draw on the letter of credit pursuant to the terms of the myCFO lease, the proceeds of the letter of credit will be deposited into a reserve account with the lender to be utilized for the re-leasing of the myCFO space. The myCFO letter of credit reduces annually (to a minimum of $310,000) during the seven year lease term.

ENVIRONMENTAL INDEMNITY. The lender has the benefit of an environmental insurance policy in the amount of $5,000,000 for a term of ten years, as well as a limited environmental indemnity.

Certain additional information regarding the Pacifica Court Loan and the Pacifica Court Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 14 -- AIRPORT CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:              $16,500,000

CUT-OFF DATE BALANCE:          $15,988,182

FIRST PAYMENT DATE:            10/10/99

INTEREST RATE:                 7.440%

AMORTIZATION:                  300

MATURITY DATE:                 09/10/09

EXPECTED MATURITY BALANCE:     $13,132,256

SPONSOR(S):                    James Devenport

BORROWER:                      Cranbrook Realty Investment Fund,

L.P. INTEREST CALCULATION:     30/360

CALL PROTECTION (1):           36-month lockout from the date of
                               origination, followed by the greater of
                               yield maintenance and 1% of loan balance.

LOAN PER SF:                   $60.60

SEASONING:                     25 months

LOCKBOX:                       NAP

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Oakland, CA

YEAR BUILT/RENOVATED:          1983/NAP

OCCUPANCY:                     100%

SQUARE FOOTAGE:                263,833

THE COLLATERAL:                One twelve-story office building

OWNERSHIP INTEREST:            Fee Simple

                                                         LEASE
MAJOR TENANTS:                   % NRSF    RENT PSF    EXPIRATION
-------------                    ------    --------    ----------

Regional Ctr of East Bay          21.8%     $18.48       3/31/10
County of Alameda                 14.4%  $20.91 (avg)   01/31/04
IKON Office Solutions Inc.         8.8%     $17.20      12/31/04

PROPERTY MANAGEMENT:           Cranbrook Equity Investment

U/W NET OP. INCOME:            $3,181,256

U/W NET CASH FLOW:             $2,704,537

APPRAISED VALUE:               $34,391,957

CUT-OFF DATE LTV:              46.5%

MATURITY DATE LTV:             38.2%

DSCR:                          1.86x

  DSCR AT 9% CONSTANT          1.88x

(1) After June 10, 2009, prepayment may be made without a prepayment premium. Any default prepayment occurring during the lockout period shall include a payment in an amount equal to the greater of (i) 5% of the outstanding principal balance and (ii) the yield maintenance premium.

THE LOAN. The Airport Corporate Center Loan (the "Airport Corporate Center Loan") is evidenced by two promissory notes (the "Airport Corporate Center Notes"), one in the principal amount of $16,000,000 and the other in the principal amount of $500,000 (which for purposes of this prospectus has been treated as one loan). The Airport Corporate Center Notes are secured by a deed of trust (the "Airport Corporate Center Mortgage") on the underlying land and buildings comprised of 263,833 net rentable square feet of space and located in Oakland, California (the "Airport Corporate Center Property"). The Airport Corporate Center Loan was originated by Lincoln National Life Insurance Company, individually, and as agent for Lincoln Life & Annuity Company of New York on August 25, 1999. The Airport Corporate Center Notes must be prepaid simultaneously and partial prepayments shall be applied to both Airport Corporate Center Notes proportionately.

THE BORROWER. The borrower is Cranbrook Realty Investment Fund, L.P., a California limited partnership (the "Airport Corporate Center Borrower"). The Airport Corporate Center Borrower is 1% owned by Cranbrook Group, Inc., it's general partner, 42% owned by a combination of Cranbrook Group, Inc., James F. Devenport, and Richard H. Kulka, as limited

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------
partners, and 57% owned by other individual investors, as limited partners. Cranbrook Group, Inc. is owned by Richard H. Kulka and James F. Devenport, two San Francisco Bay Area developers and investors. Cranbrook Equity Investment Corporation, another entity controlled by Messrs. Kulka and Devenport, has executed a guaranty for the standard non-recourse carveouts.

THE PROPERTY. The Airport Corporate Center Property consists of 9.49 acres located in Oakland, California. The improvements on the Airport Corporate Center Property were constructed in 1983 and consist of one twelve-story office building containing 263,833 net rentable square feet of space and 966 parking spaces. The Airport Corporate Center Property is located in the Oakland Airport Business Park, which is approximately eight miles south of the Oakland CBD and within one mile of the Oakland International Airport.

MAJOR TENANTS:

Regional Center of East Bay ("RCEB") is a private, non-profit corporation under contract with the California Department of Developmental Services. RCEB works in partnership with many individuals and other agencies to plan and coordinate services and support to over 11,000 individuals with developmental disabilities in Alameda and Contra Costa counties.

The County of Alameda is the county government of Alameda County, home to approximately 1.45 million people. Alameda County has a debt rating of "A2" from Moody's.

IKON Office Solutions, Inc. ("IKON") provides a range of products and services to meet business communication needs. The company provides copiers and printers, color solutions, distributed printing, outsourcing services, and imaging and legal outsourcing solutions. IKON also provides network design and consulting, application development, and technology training.

PROPERTY MANAGEMENT. The Airport Corporate Center Property is managed by Cranbrook Equity Investment, which is an affiliate of the Airport Corporate Center Borrower.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

ADDITIONAL INDEBTEDNESS. The loan documents prohibit the Airport Corporate Center Borrower from obtaining additional indebtedness secured by the Airport Corporate Center Property without lender consent. However, the loan documents do not prohibit the Airport Corporate Center Borrower from incurring additional unsecured indebtedness.

RELEASE OF PARCELS. Not allowed.

Certain additional information regarding the Airport Corporate Center Loan and Airport Corporate Center Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated October 9, 2001 and accompanying Prospectus dated October 9, 2001 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series MSDWCI 2001-IQ (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.
--------------------------------------------------------------------------------

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


------------------------------------------------------------------------------------------------------------------------


    LOAN
    NO.      SELLER (1)       PORTFOLIO NAME                       PROPERTY NAME (2)
------------------------------------------------------------------------------------------------------------------------
     1       Lincoln                                               Town Center Plaza
     2       AEGON                                                 Rainbow Promenade Shopping Center (A)
     3       AEGON                                                 San Dimas Marketplace (A)
     4       Lincoln                                               Turtle Creek Mall
     5       Lincoln                                               Marina Village
     6       TIAA                                                  1410, 1420 & 1430 State H'way Route 206 (B)
     7       TIAA                                                  Metro Office Center III (B)
     8       MONY                                                  Huntington Quadrangle I
     9       TIAA                                                  Covina Town Square
     10      Nationwide       Colinas Industrial Portfolio         Las Colinas Distribution Center (I)
     11      Nationwide       Colinas Industrial Portfolio         Crossroads I & II (I)
     12      Nationwide       Colinas Industrial Portfolio         North Great Southwest Distribution Center (I)
     13      TIAA                                                  Pacifica Court
     14      Lincoln                                               Airport Corporate Center
     15      Lincoln                                               Courtland Park Apartments
     16      Allmerica                                             Union Bank Building
     17      AEGON                                                 Village Park of Palatine
     18      Lincoln                                               Sutter Square
     19      Lincoln          Gateway Portfolio                    Gateway Square and 60 Main Street (II)
     20      Lincoln          Gateway Portfolio                    The Park Plaza (II)
     21      MONY                                                  Arthur Andersen Bldg.
     22      Lincoln                                               Union Square Shopping Center
     23      Nationwide                                            Sugarloaf Crossings Shopping Center
     24      MONY                                                  Commerce Center
     25      Nationwide                                            Perimeter Center
     26      TIAA                                                  Vista Balboa Shopping Center
     27      Nationwide                                            Timberlin Village
     28      Nationwide                                            Horizon Center
     29      Nationwide                                            Douglas Centre
     30      Allmerica        Roslyn Portfolio                     Roslyn Office Park I (III)
     31      Allmerica        Roslyn Portfolio                     Roslyn Office Park II (III)
     32      Allmerica        Roslyn Portfolio                     Dobbs Office Building (III)
     33      Allmerica        Roslyn Portfolio                     Dimmock Centre (III)
     34      Allmerica        Roslyn Portfolio                     Southlake Center I (III)
     35      Allmerica        Roslyn Portfolio                     Southgate Commons (III)
     36      Allmerica        Roslyn Portfolio                     South Roslyn Com. Center II (III)
     37      Allmerica        Roslyn Portfolio                     South Roslyn Com. Center I (III)
     38      Allmerica        Roslyn Portfolio                     Roslyn Office Park IV (III)
     39      Allmerica                                             Two Town Center (C)
     40      Allmerica                                             Three Town Center (C)
     41      Allmerica        Trico Portfolio                      Trico Saturn I (IV)
     42      Allmerica        Trico Portfolio                      Trico Saturn II (IV)
     43      Allmerica        Trico Portfolio                      Trico Lambert Center (IV)
     44      Allmerica        Trico Portfolio                      Trico Collins (IV)
     45      Allmerica        Trico Portfolio                      Trico Eckhoff (IV)
     46      Nationwide                                            Madison Square Shopping Center
     47      MONY                                                  Skechers USA
     48      Allmerica                                             The Willows of Wheaton Apartments
     49      Nationwide                                            Newmark V, VI, VII
     50      AEGON            Southcreek Portfolio                 Southcreek Park - Building I (V)
     51      AEGON            Southcreek Portfolio                 Southcreek Park - Building II (V)
     52      AEGON            Southcreek Portfolio                 Meyers Building (V)
     53      Allmerica                                             Shaw's Plaza
     54      MONY                                                  Uintah Gardens S.C.
     55      Allmerica                                             Peachtree Palisades West Office Building
     56      Nationwide                                            Slater Nichols Industrial Park
     57      Allmerica                                             Zinfandel Plaza
     58      Allmerica        Wubben Portfolio                     Wubben Industrial Park, Bld. A, Lot 1
     59      Allmerica        Wubben Portfolio                     Wubben Industrial Park, Bld. F, Lot 2
     60      Allmerica        Wubben Portfolio                     Wubben Industrial Park, Bld. E, Lots 3 & 4
     61      Allmerica        Wubben Portfolio                     Wubben Industrial Park, Bld. A, Lot 1
     62      Allmerica        Wubben Portfolio                     Wubben Industrial Park, Bld. F, Lot 2
     63      Allmerica        Wubben Portfolio                     Wubben Industrial Park, Bld. E, Lots 3 & 4
     64      Nationwide                                            Tree Trail Shopping Center
     65      Allmerica                                             Ivystone Apartments - Phase II & III
     66      Lincoln          Northpark Portfolio                  Northpark Business Park (VI)
     67      Lincoln          Northpark Portfolio                  Northpark Service Center (VI)
     68      Lincoln          Northpark Portfolio                  Park Place (VI)
     69      Nationwide                                            Sorrento Square
     70      Allmerica                                             Providence Office Building
     71      MONY                                                  Haggerty Corporate Ctr
     72      Lincoln                                               Bell Ranch Business Park
     73      Nationwide                                            Town Center Shopping Center
     74      Allmerica                                             Drum Hill Technology Center - Building 8
     75      Nationwide                                            Biltmore Plaza Shopping Center
     76      Nationwide                                            51-53 Hook Road
     77      Allmerica                                             53 Cardinal Drive
     78      Allmerica                                             Interwest Corporate Center
     79      Allmerica                                             Rockridge Market Hall
     80      Allmerica                                             Weatherstone North Townhouses
     81      Allmerica                                             Federal Express Building
     82      Nationwide                                            Newmark Buildings VIII and IX
     83      Allmerica                                             Geary Avenue Warehouse Building
     84      Nationwide                                            Indian Creek Shopping Center
     85      Allmerica                                             Arizona Place
     86      Allmerica                                             1900 North Beauregard Office Building
     87      Nationwide                                            Kaufman Container Warehouse
     88      Nationwide                                            Parkway Pointe Shopping Center
     89      Allmerica                                             PBM Graphics Building
     90      Allmerica                                             3640 Northgate Boulevard
     91      Allmerica                                             Phillips Building
     92      Allmerica                                             435-437 Creamery Way
     93      Nationwide                                            Northside Plaza Shopping Center
     94      Allmerica                                             Acton Woods Plaza
     95      Allmerica                                             The Marietta Apartments
     96      Nationwide                                            Walter Reed Plaza
     97      Allmerica                                             The Palm Regency Apartments
     98      Allmerica                                             425 Fortune Boulevard
     99      MONY                                                  Cerritos Industrial
    100      MONY                                                  Fullerton Industrial
    101      Allmerica                                             DiPaolo Center
    102      Allmerica                                             Grassmere Business Park
    103      Allmerica                                             Sherwood Business Center
    104      AEGON                                                 112 Madison Avenue
    105      Allmerica                                             1025 16th Avenue South
    106      Allmerica                                             Post Oak Hills Apartments
    107      Allmerica                                             1825 South Acacia Avenue
    108      Allmerica                                             La Palma Business Park
    109      Allmerica                                             Weatherstone South Townhouses
    110      Allmerica                                             11260 Wiehle Avenue
    111      Allmerica                                             Crystal Lite Manufacturing Building
    112      Allmerica                                             Portwall Distribution Facility
    113      Allmerica                                             223 Lasky Drive, 9904-12 and 9920-22 Robbins Drive
    114      Allmerica                                             2263 Fox Hills Drive
   Total/Weighted Average

-----------------------------------------------------------------------------------------------------------------------------

                   AGGREGATE             CUT-OFF                                                       CUT-OFF
    LOAN             CUT-OFF       DATE BALANCE/    MORTGAGE                          IMPLIED           DATE
    NO.      DATE BALANCE (3)     SQUARE FOOT (4)     RATE          DSCR (4)        DSCR (4) (8)       LTV (4)       CONSTANT
-----------------------------------------------------------------------------------------------------------------------------
     1           $54,478,890             $140.06     7.310%           1.44              1.42            61.2%         8.884%
     2           $19,302,273              $84.56     7.210%           1.46              1.46            64.1%         8.955%
     3           $14,476,705              $93.99     7.210%           1.46              1.46            64.1%         8.955%
     4           $32,411,035             $128.09     7.400%           1.63              1.65            54.8%         9.151%
     5           $32,035,885              $89.35     7.020%           1.64              1.71            52.6%         9.372%
     6           $15,355,394             $174.63     8.070%           1.28              1.27            74.4%         8.914%
     7            $6,366,084             $143.34     8.070%           1.28              1.27            74.4%         8.914%
     8           $20,973,534              $57.64     8.000%           2.02              2.18            57.0%         9.715%
     9           $19,864,542              $72.33     7.970%           1.38              1.38            70.2%         8.997%
     10           $4,122,810              $18.48     8.230%           1.56              1.57            59.5%         9.083%
     11           $4,856,530              $18.48     8.230%           1.56              1.57            59.5%         9.083%
     12           $7,861,291              $18.48     8.230%           1.56              1.57            59.5%         9.083%
     13          $16,387,039             $152.87     8.050%           1.41              1.40            64.3%         8.908%
     14          $15,988,182              $60.60     7.440%           1.86              1.88            46.5%         9.103%
     15          $14,887,404          $56,391.68     7.440%           1.53              1.74            55.8%         10.259%
     16          $14,645,073             $164.17     8.250%           1.65              1.86            50.0%         10.175%
     17          $13,602,215          $30,362.09     6.680%           2.23              1.97            49.9%         7.953%
     18          $13,081,240              $74.88     7.440%           1.47              1.48            59.5%         9.103%
     19           $7,302,425              $86.64     7.700%           1.29              1.46            61.2%         10.218%
     20           $4,899,677              $86.64     7.700%           1.29              1.46            61.2%         10.218%
     21          $12,190,381             $119.60     7.770%           1.28              1.26            70.5%         8.852%
     22          $11,106,260              $41.46     7.690%           1.30              1.64            58.5%         11.426%
     23          $11,069,652              $85.91     7.360%           1.38              1.32            72.2%         8.598%
     24          $10,887,306              $63.58     7.080%           1.79              1.80            62.9%         9.023%
     25          $10,176,235              $73.95     8.375%           1.21              1.38            70.6%         10.336%
     26           $9,728,371              $86.54     8.070%           1.43              1.44            72.8%         9.085%
     27           $9,457,929              $76.31     7.150%           1.13              1.59            62.3%         12.662%
     28           $9,446,806              $89.93     7.690%           1.28              1.29            71.0%         9.067%
     29           $8,958,220              $47.29     7.510%           2.42              3.04            30.9%         11.340%
     30             $599,622              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     31             $581,723              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     32           $1,297,690              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     33           $1,306,640              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     34           $2,130,002              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     35             $599,622              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     36             $850,211              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     37             $796,513              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     38             $787,564              $56.51     7.170%           1.17              1.71            56.3%         13.301%
     39           $3,582,615              $97.79     7.000%           1.70              1.70            58.1%         8.245%
     40           $5,074,910              $72.09     7.810%           1.70              1.70            58.1%         9.515%
     41           $2,257,683              $36.84     7.550%           1.27              1.85            50.1%         13.157%
     42           $2,020,032              $36.84     7.550%           1.27              1.85            50.1%         13.157%
     43           $2,673,572              $36.84     7.550%           1.27              1.85            50.1%         13.157%
     44             $698,099              $36.84     7.550%           1.27              1.85            50.1%         13.157%
     45             $831,778              $36.84     7.550%           1.27              1.85            50.1%         13.157%
     46           $8,382,806              $42.77     8.200%           1.28              1.35            69.3%         9.553%
     47           $7,799,894              $29.58     7.890%           1.39              1.37            70.9%         8.862%
     48           $7,726,278          $53,654.71     8.300%           1.27              1.39            69.4%         9.866%
     49           $7,692,837              $46.53     7.625%           1.13              1.72            57.5%         13.810%
     50           $2,999,355              $43.86     7.550%           1.25              1.83            48.0%         13.218%
     51           $2,861,407              $43.86     7.550%           1.25              1.83            48.0%         13.218%
     52           $1,441,171              $43.86     7.550%           1.25              1.83            48.0%         13.218%
     53           $7,080,112             $107.83     7.500%           1.18              1.48            67.4%         11.333%
     54           $6,973,472              $32.92     7.700%           1.40              1.37            53.6%         8.801%
     55           $6,718,724              $49.22     7.650%           1.47              1.75            54.5%         10.769%
     56           $6,454,843              $40.04     7.500%           1.49              1.47            69.7%         8.930%
     57           $6,404,612              $64.50     7.750%           1.54              1.59            55.2%         9.340%
     58           $1,129,560              $24.01     7.500%           1.25              1.47            64.8%         10.582%
     59             $814,259              $24.01     7.500%           1.25              1.47            64.8%         10.582%
     60           $1,527,751              $24.01     7.500%           1.25              1.47            64.8%         10.582%
     61             $937,272              $19.92     8.450%           1.25              1.47            64.8%         10.626%
     62             $675,645              $19.92     8.450%           1.25              1.47            64.8%         10.626%
     63           $1,267,677              $19.92     8.450%           1.25              1.47            64.8%         10.626%
     64           $6,205,887              $62.54     7.050%           1.51              1.52            62.2%         9.061%
     65           $6,136,983          $25,570.76     8.250%           1.56              1.76            59.8%         10.175%
     66           $4,587,098              $39.20     7.800%           1.52              1.65            49.5%         9.789%
     67           $1,295,818              $39.20     7.800%           1.52              1.65            49.5%         9.789%
     68             $162,127              $39.20     7.800%           1.52              1.65            49.5%         9.789%
     69           $5,951,675              $68.19     7.720%           1.84              1.92            54.6%         9.381%
     70           $5,797,554             $106.19     7.000%           1.52              1.39            64.0%         8.262%
     71           $5,718,928             $128.45     8.030%           1.37              1.56            70.0%         10.286%
     72           $5,507,963              $32.04     7.170%           1.91              1.89            47.4%         8.912%
     73           $5,070,484              $64.62     7.500%           1.17              1.43            68.0%         11.058%
     74           $5,006,396              $56.25     7.770%           1.40              1.89            54.0%         12.198%
     75           $4,983,659              $54.57     8.125%           1.54              2.38            40.4%         13.911%
     76           $4,824,967              $16.24     8.220%           1.54              1.72            53.8%         10.073%
     77           $4,748,100              $98.70     7.060%           1.22              1.21            74.3%         8.980%
     78           $4,519,668             $114.59     8.300%           1.16              1.48            65.0%         11.580%
     79           $4,482,906             $118.39     8.250%           1.83              2.92            35.8%         14.413%
     80           $4,470,496          $63,864.23     8.200%           1.56              1.77            58.1%         10.221%
     81           $4,433,353              $52.78     7.980%           1.17              1.61            61.9%         12.383%
     82           $4,371,034              $44.91     8.000%           1.30              1.81            54.5%         12.631%
     83           $4,243,643              $28.35     7.750%           1.24              1.32            68.4%         9.611%
     84           $4,204,567              $25.87     7.000%           1.05              1.79            52.2%         15.532%
     85           $4,094,203             $141.06     7.350%           1.92              2.24            43.6%         10.505%
     86           $3,949,220              $75.93     7.130%           1.64              1.64            65.3%         9.017%
     87           $3,933,123              $17.67     7.750%           1.24              2.00            50.1%         14.646%
     88           $3,703,635              $47.29     6.900%           1.20              1.65            58.2%         12.445%
     89           $3,670,895              $28.35     7.000%           1.07              1.47            65.8%         12.341%
     90           $3,615,769              $51.87     7.900%           1.66              1.73            52.4%         9.396%
     91           $3,584,808              $73.14     7.970%           1.77              1.92            56.3%         9.793%
     92           $3,515,566              $55.43     8.300%           1.37              1.78            57.1%         11.677%
     93           $3,337,429              $44.90     7.700%           1.21              1.56            63.1%         11.616%
     94           $3,104,265              $72.74     8.500%           1.65              2.36            40.7%         12.918%
     95           $3,079,885         $128,328.55     7.000%           1.50              1.49            51.5%         8.950%
     96           $3,035,234              $70.92     7.500%           1.18              1.26            77.5%         9.633%
     97           $2,937,731         $122,405.44     7.000%           1.24              1.23            60.0%         8.950%
     98           $2,899,407              $26.82     7.700%           1.60              1.92            53.4%         10.832%
     99           $2,866,981              $27.13     7.250%           1.65              1.65            60.4%         8.986%
    100           $2,751,161              $24.66     7.250%           2.05              2.04            62.5%         8.985%
    101           $2,721,608              $29.21     7.400%           1.30              1.88            47.2%         13.060%
    102           $2,707,645              $71.20     7.120%           1.30              1.31            67.4%         9.024%
    103           $2,648,296              $30.33     7.920%           1.24              1.33            67.9%         9.725%
    104           $2,460,264              $27.34     7.750%           3.50              4.50            17.0%         11.612%
    105           $2,446,752              $65.49     7.510%           1.34              1.40            60.4%         9.432%
    106           $2,390,118          $31,040.49     8.400%           1.56              1.81            54.2%         10.423%
    107           $2,343,495              $22.74     7.000%           1.62              1.61            55.8%         8.921%
    108           $2,253,404              $28.94     7.000%           1.43              2.00            48.4%         12.684%
    109           $2,166,117          $54,152.91     8.200%           1.62              1.84            55.4%         10.221%
    110           $2,089,902              $30.87     8.250%           2.81              3.65            27.6%         11.742%
    111           $1,983,419              $19.58     7.750%           1.85              1.97            48.4%         9.597%
    112           $1,776,105              $12.28     8.250%           1.17              1.49            59.0%         11.514%
    113           $1,762,639         $135,587.58     7.000%           1.27              1.26            60.2%         8.950%
    114           $1,592,061         $106,137.37     7.000%           1.24              1.23            61.3%         8.950%
   Total/Weighted Average                            7.604%           1.50              1.64            59.3%

--------------------------------------------------------------------------------------
                                                           ORIGINAL
                                                            TERM TO       REMAINING
    LOAN       NOTE      FIRST PAYMENT      MATURITY       MATURITY        TERM TO
    NO.        DATE        DATE (P&I)       DATE (5)         (MOS)      MATURITY (MOS)
--------------------------------------------------------------------------------------
     1       03/30/99       08/07/00        07/07/09          123             93
     2       06/29/99       08/01/99        07/01/06          84              57
     3       06/29/99       08/01/99        07/01/06          84              57
     4       02/14/96       04/01/96        03/01/06          120             53
     5       06/16/99       08/05/99        07/05/09          120             93
     6       Undated        02/10/01        01/10/11          120            111
     7       Undated        02/10/01        01/10/11          120            111
     8       06/02/98       08/01/98        07/01/08          120             81
     9       12/29/00       02/10/01        01/10/11          120            111
     10      08/02/95       09/10/00        08/10/05          120             46
     11      08/02/95       09/10/00        08/10/05          120             46
     12      08/02/95       09/10/00        08/10/05          120             46
     13      11/10/00       01/10/01        12/10/10          120            110
     14      08/25/99       10/10/99        09/10/09          120             95
     15      02/28/96       04/05/96        03/05/06          120             53
     16      12/18/96       02/01/97        01/01/07          120             63
     17      03/30/99       05/01/99        04/01/04          60              30
     18      08/25/99       10/10/99        09/10/09          120             95
     19      12/01/97       02/01/98        01/01/08          120             75
     20      12/01/97       02/01/98        01/01/08          120             75
     21      10/08/99       12/01/99        11/01/09          120             97
     22      04/19/96       06/10/96        05/10/16          240            175
     23      02/23/98       04/15/98        03/15/08          120             77
     24      06/22/98       08/01/98        08/01/08          121             82
     25      08/22/96       10/10/96        09/10/06          120             59
     26      12/29/00       02/10/01        01/10/11          120            111
     27      05/07/98       07/05/98        06/05/13          180            140
     28      04/10/01       06/01/01        05/01/11          120            115
     29      03/25/96       05/01/96        04/01/16          240            174
     30      07/30/98       09/01/98        08/01/12          168            130
     31      07/30/98       09/01/98        08/01/12          168            130
     32      07/30/98       09/01/98        08/01/12          168            130
     33      07/30/98       09/01/98        08/01/12          168            130
     34      07/30/98       09/01/98        08/01/12          168            130
     35      07/30/98       09/01/98        08/01/12          168            130
     36      07/30/98       09/01/98        08/01/12          168            130
     37      07/30/98       09/01/98        08/01/12          168            130
     38      07/30/98       09/01/98        08/01/12          168            130
     39      10/30/98       12/01/98        11/01/08          120             85
     40      10/30/98       12/01/98        11/01/08          120             85
     41      01/09/98       03/01/98        02/01/13          180            136
     42      01/09/98       03/01/98        02/01/13          180            136
     43      01/09/98       03/01/98        02/01/13          180            136
     44      01/09/98       03/01/98        02/01/13          180            136
     45      01/09/98       03/01/98        02/01/13          180            136
     46      08/23/00       10/01/00        09/01/10          120            107
     47      12/21/00       02/01/01        01/01/11          120            111
     48      12/18/96       02/01/97        12/31/06          120             63
     49      04/29/96       06/01/96        05/01/12          192            127
     50      12/30/97       02/01/98        01/01/13          180            135
     51      12/30/97       02/01/98        01/01/13          180            135
     52      12/30/97       02/01/98        01/01/13          180            135
     53      04/02/96       05/01/96        04/01/16          240            174
     54      09/15/99       11/01/99        10/01/09          120             96
     55      12/23/97       02/01/98        12/22/07          120             75
     56      05/16/91       07/05/91        04/05/11          120            114
     57      08/01/99       10/01/99        09/01/09          120             95
     58      03/31/98       05/01/98        04/01/08          120             78
     59      03/31/98       05/01/98        04/01/08          120             78
     60      03/31/98       05/01/98        04/01/08          120             78
     61      07/20/00       09/01/00        08/01/10          120            106
     62      07/20/00       09/01/00        08/01/10          120            106
     63      07/20/00       09/01/00        08/01/10          120            106
     64      03/12/98       04/15/98        03/15/08          120             77
     65      12/11/96       02/01/97        12/01/06          119             62
     66      03/24/97       05/15/97        04/15/07          120             66
     67      03/24/97       05/15/97        04/15/07          120             66
     68      03/24/97       05/15/97        04/15/07          120             66
     69      07/02/91       09/10/91        04/10/11          120            114
     70      08/13/98       10/01/98        08/01/18          239            202
     71      01/09/01       03/01/01        02/01/11          120            112
     72      07/27/99       09/10/99        08/10/09          120             94
     73      12/04/96       01/10/97        12/10/16          240            182
     74      10/29/99       12/01/99        11/01/14          180            157
     75      07/16/97       09/05/97        08/05/12          180            130
     76      05/23/97       07/01/97        06/01/07          120             68
     77      08/13/98       10/01/98        09/01/08          120             83
     78      12/19/96       02/01/97        01/01/07          120             63
     79      07/23/90       09/01/90        02/01/12          60             124
     80      07/18/96       09/01/96        05/01/06          117             55
     81      04/18/97       11/01/97        09/01/14          203            155
     82      04/19/96       06/01/96        05/01/06          120             55
     83      12/09/97       02/01/98        01/01/08          120             75
     84      04/22/99       06/01/99        05/01/10          132            103
     85      02/03/98       04/01/98        03/01/18          240            197
     86      09/03/98       11/01/98        10/01/08          120             84
     87      07/03/96       08/10/96        07/10/11          180            117
     88      06/09/98       08/01/98        07/01/13          180            141
     89      09/09/98       11/01/98        10/01/13          180            144
     90      01/01/00       03/01/00        01/01/10          119             99
     91      11/07/97       01/01/98        11/01/07          119             73
     92      09/20/96       11/01/96        09/19/06          120             60
     93      11/28/95       01/10/96        12/10/15          240            170
     94      05/30/97       07/01/97        06/01/07          120             68
     95      07/24/98       09/01/98        08/01/08          120             82
     96      11/06/98       01/01/99        12/01/08          120             86
     97      07/24/98       09/01/98        08/01/08          120             82
     98      11/25/97       01/01/98        11/01/07          119             73
     99      06/30/99       08/01/99        07/01/09          120             93
    100      06/30/99       08/01/99        07/01/09          120             93
    101      01/07/98       03/01/98        01/31/13          180            136
    102      08/11/98       10/01/98        09/01/13          180            143
    103      01/30/98       03/01/98        02/01/13          180            136
    104      01/26/96       02/01/96        11/01/05          118             49
    105      12/08/97       02/01/98        12/01/07          119             74
    106      04/24/96       06/01/96        04/01/06          119             54
    107      09/17/98       11/01/98        10/01/08          120             84
    108      03/31/98       05/01/98        04/01/13          180            138
    109      07/18/96       09/01/96        05/01/06          117             55
    110      06/26/96       08/01/96        06/26/06          120             57
    111      01/16/98       03/01/98        02/01/08          120             76
    112      01/10/97       03/01/97        01/01/07          119             63
    113      07/24/98       09/01/98        08/01/08          120             82
    114      07/24/98       09/01/98        08/01/08          120             82
   Total/Weighted Average                                     131             94

---------------------------------------------------------------------------
             ORIGINAL
              AMORT.              BALLOON
    LOAN       TERM                  LOAN     BALLOON       SECURITY
    NO.      (MOS) (6)            BALANCE      LTV (4)      TYPE (7)
---------------------------------------------------------------------------
     1          300           $45,576,654       51.2%         Fee
     2          300           $17,400,768       57.8%         Fee
     3          300           $13,050,576       57.8%         Fee
     4          336           $29,457,266       49.8%         Fee
     5          264           $24,304,731       39.9%         Fee
     6          360           $13,820,103       67.0%         Fee
     7          360            $5,729,586       67.0%         Fee
     8          300           $17,767,848       48.3%         Fee
     9          336           $17,386,496       61.4%    Both Fee/Lease
     10         360            $3,964,852       57.2%         Fee
     11         360            $4,670,461       57.2%         Fee
     12         360            $7,560,100       57.2%         Fee
     13         360           $14,489,443       56.8%         Fee
     14         300           $13,132,256       38.2%         Fee
     15         276           $12,701,030       47.6%         Fee
     16         300           $12,800,301       43.7%         Fee
     17         360           $13,132,348       48.2%         Fee
     18         300           $10,744,574       48.8%         Fee
     19         264            $5,832,502       48.9%         Fee
     20         264            $3,913,409       48.9%         Fee
     21         360           $10,861,968       62.8%         Fee
     22         240                    $0        0.0%         Fee
     23         360            $9,950,401       64.9%         Fee
     24         300            $9,034,589       52.2%         Fee
     25         300            $8,967,460       62.2%         Fee
     26         336            $8,377,154       62.7%         Fee
     27         180                    $0        0.0%         Fee
     28         300            $7,611,348       57.2%         Fee
     29         240                    $0        0.0%         Fee
     30         168                    $0        0.0%         Fee
     31         168                    $0        0.0%         Fee
     32         168                    $0        0.0%         Fee
     33         168                    $0        0.0%         Fee
     34         168                    $0        0.0%         Fee
     35         168                    $0        0.0%         Fee
     36         168                    $0        0.0%         Fee
     37         168                    $0        0.0%         Fee
     38         168                    $0        0.0%         Fee
     39         360            $3,175,059       49.9%         Fee
     40         300            $4,259,633       49.9%         Fee
     41         180                    $0        0.0%         Fee
     42         180                    $0        0.0%         Fee
     43         180                    $0        0.0%         Fee
     44         180                    $0        0.0%         Fee
     45         180                    $0        0.0%         Fee
     46         300            $6,899,520       57.0%         Fee
     47         360            $6,888,849       62.6%         Fee
     48         324            $6,933,379       62.3%         Fee
     49         192                    $0        0.0%         Fee
     50         180                    $0        0.0%         Fee
     51         180                    $0        0.0%         Fee
     52         180                    $0        0.0%         Fee
     53         240                    $0        0.0%         Fee
     54         360            $6,210,296       47.8%         Fee
     55         240            $5,046,147       40.9%         Fee
     56         300            $5,181,638       56.0%         Fee
     57         300            $5,296,184       45.6%         Fee
     58         240              $839,123       47.4%         Fee
     59         240              $604,893       47.4%         Fee
     60         240            $1,134,929       47.4%         Fee
     61         240              $670,837       47.4%         Fee
     62         240              $483,582       47.4%         Fee
     63         240              $907,319       47.4%         Fee
     64         300            $5,197,073       52.1%         Fee
     65         300            $5,378,993       52.5%         Fee
     66         300            $3,963,107       42.8%         Fee
     67         300            $1,119,545       42.8%         Fee
     68         300              $140,072       42.8%         Fee
     69         299            $4,572,488       42.0%         Fee
     70         360            $3,457,753       38.2%         Fee
     71         240            $4,017,468       49.1%         Fee
     72         300            $4,503,357       38.7%         Fee
     73         240                    $0        0.0%         Fee
     74         180                    $0        0.0%         Fee
     75         180                    $0        0.0%         Fee
     76         300            $4,182,378       46.7%         Fee
     77         300            $3,938,275       61.6%         Fee
     78         240            $3,548,327       51.1%         Fee
     79         360                    $0        0.0%         Fee
     80         300            $3,969,863       51.6%         Fee
     81         204               $45,449        0.6%         Fee
     82         216            $3,254,672       40.6%         Fee
     83         300            $3,611,035       58.2%         Fee
     84         132                    $0        0.0%         Fee
     85         240                    $0        0.0%         Fee
     86         300            $3,275,136       54.1%         Fee
     87         180                    $0        0.0%         Fee
     88         180                    $0        0.0%         Fee
     89         180                    $0        0.0%         Fee
     90         300            $2,989,250       43.3%         Fee
     91         300            $3,075,491       48.3%         Fee
     92         240            $2,783,001       45.2%         Fee
     93         240                    $0        0.0%         Fee
     94         204            $2,110,222       27.6%         Fee
     95         300            $2,555,577       42.7%         Fee
     96         276            $2,423,430       61.9%         Fee
     97         300            $2,437,634       49.8%         Fee
     98         240            $2,197,633       40.5%      Leasehold
     99         300            $2,351,541       49.5%         Fee
    100         300            $2,256,636       51.3%         Fee
    101         180                    $0        0.0%         Fee
    102         300            $1,744,391       43.4%         Fee
    103         300            $1,775,163       45.5%         Fee
    104         240            $2,005,563       13.8%         Fee
    105         300            $2,079,425       51.4%         Fee
    106         300            $2,126,752       48.2%         Fee
    107         300            $1,938,313       46.1%         Fee
    108         180                    $0        0.0%         Fee
    109         300            $1,923,541       49.2%         Fee
    110         240            $1,667,275       22.0%         Fee
    111         300            $1,685,150       41.1%         Fee
    112         240            $1,396,835       46.4%         Fee
    113         300            $1,462,582       49.9%         Fee
    114         300            $1,321,041       50.8%         Fee
   Total/Weighted Average                       42.6%

--------------------------------------------------------------------------------------------------------------------------------


    LOAN                                                                                                    ZIP      PROPERTY
    NO.      ADDRESS                                                  CITY                      STATE      CODE      TYPE
--------------------------------------------------------------------------------------------------------------------------------
     1       5000 West 119th Street                                   Leawood                    KS        66209     Retail
     2       2001-2321 North Rainbow Boulevard                        Las Vegas                  NV        89108     Retail
     3       802-870 West Arrow Highway                               San Dimas                  CA        91773     Retail
     4       1000 Turtle Creek Drive                                  Hattiesburg                MS        39402     Retail
     5       801-955, 950,1001,1040 & 1050 Marina Village Parkway     Alameda                    CA        94501     Mixed Use
     6       1410, 1420 & 1430 State H'way Route 206                  Bedminster                 NJ        07059     Office
     7       821 Alexander Road                                       West Windsor               NJ        08540     Office
     8       1 Huntington Quadrangle                                  Huntington                 NY        11747     Office
     9       1406-1472 North Azusa Avenue                             Covina                     CA        91722     Retail
     10      2700 and 2800 Story Road                                 Irving                     TX        75038     Industrial
     11      10401 Miller Road & 11025 Switzer Ave.                   Dallas                     TX        75238     Industrial
     12      2951 Great SW Pkwy, 1125-1175 Isuzu Pkwy                 Grand Prairie              TX        75050     Industrial
     13      114 Pacifica                                             Irvine                     CA        92618     Office
     14      7677 Oakport Street                                      Oakland                    CA        94621     Office
     15      2500 N. Clarendon Boulevard                              Arlington                  VA        22201     Multifamily
     16      9460 Wilshire Boulevard                                  Beverly Hills              CA        90212     Office
     17      860 Panorama Drive                                       Palatine                   IL        60067     Multifamily
     18      1800 Sutter Street                                       Concord                    CA        94520     Office
     19      30 and 60 Main Street                                    Burlington                 VT        05401     Office
     20      126 College Street & 95 St. Paul Street                  Burlington                 VT        05401     Office
     21      501 N. 44th Street                                       Phoenix                    AZ        85008     Office
     22      Southwest Corner of Routes 224 & 60                      New Castle                 PA        16101     Retail
     23      4850 Sugarloaf Parkway                                   Lawrenceville              GA        30044     Retail
     24      100 & 200 N. Center Drive                                North Brunswick            NJ        08902     Industrial
     25      6644-6812 Perimeter Loop Road                            Dublin                     OH        43017     Retail
     26      7677-7731 Balboa Avenue                                  San Diego                  CA        92111     Retail
     27      8801 Southside Boulevard                                 Jacksonville               FL        32256     Retail
     28      9020 Overlook Boulevard                                  Brentwood                  TN        37027     Office
     29      2600 Douglas Road                                        Coral Gables               FL        33134     Office
     30      320-A Charles H. Dimmock Parkway                         Colonial Heights           VA        23834     Office
     31      320-B Charles H. Dimmock Parkway                         Colonial Heights           VA        23834     Office
     32      400 Southpark Blvd.                                      Colonial Heights           VA        23834     Office
     33      241 Charles H. Dimmock Parkway                           Colonial Heights           VA        23834     Retail
     34      930 South Avenue                                         Colonial Heights           VA        23834     Industrial
     35      648 Southpark Blvd.                                      Colonial Heights           VA        23834     Retail
     36      601-645 Southpark Blvd.                                  Colonial Heights           VA        23834     Retail
     37      551-595 Southpark Blvd.                                  Colonial Heights           VA        23834     Retail
     38      280 Charles H. Dimmock Parkway                           Colonial Heights           VA        23834     Office
     39      10135 SE Sunnyside Road                                  Clackamas                  OR        97015     Office
     40      10121 SE Sunnyside Road                                  Clackamas                  OR        97015     Office
     41      2801-2881 Saturn Street                                  Brea                       CA        92821     Industrial
     42      2903-2923 Saturn Street                                  Brea                       CA        92821     Industrial
     43      544, 555 & 565 West Lambert Street                       Brea                       CA        92821     Industrial
     44      1925-1947 Collins Avenue                                 Orange                     CA        92867     Industrial
     45      955-969 Eckhoff Street                                   Orange                     CA        92867     Industrial
     46      111 Madison Street                                       Rochester                  PA        15074     Retail
     47      1670 S. Champagne Avenue                                 Ontario                    CA        91761     Industrial
     48      2019 North Main Street                                   Wheaton                    IL        60187     Multifamily
     49      3131, 3040 & 2500 Newmark Drive                          Miamisburg                 OH        45342     Office
     50      2365 Harrodsburg Road                                    Lexington                  KY        40504     Office
     51      2365 Harrodsburg Road                                    Lexington                  KY        40504     Office
     52      175 East Main Street                                     Lexington                  KY        40507     Office
     53      1055 West Main Street                                    New Britain                CT        06053     Retail
     54      1732-1890 West Uintah Street                             Colorado Springs           CO        80904     Retail
     55      1800 Peachtree Street                                    Atlanta                    GA        30309     Office
     56      NW Corner of Slater & Nichols                            Huntington Beach           CA        92647     Industrial
     57      11050 Olson Drive                                        Ranch Cordova              CA        95670     Office
     58      11304 NE 66th Street                                     Vancouver                  WA        98662     Industrial
     59      6600 NE 112th Court                                      Vancouver                  WA        98662     Industrial
     60      6601 NE 112th Court                                      Vancouver                  WA        98662     Industrial
     61      11304 NE 66th Street                                     Vancouver                  WA        98662     Industrial
     62      6600 NE 112th Court                                      Vancouver                  WA        98662     Industrial
     63      6601 NE 112th Court                                      Vancouver                  WA        98662     Industrial
     64      1250 Tech Drive                                          Norcross                   GA        30093     Retail
     65      1100-05 Ivy Bridge;1209-49 Ivystone Way;1300-56 Ivy TrailChesapeake                 VA        23320     Multifamily
     66      109 Northpark Boulevard                                  Covington                  LA        70433     Office
     67      114 Northpark Boulevard                                  Covington                  LA        70433     Industrial
     68      106 Park Place                                           Covington                  LA        70433     Office
     69      11558-11588 Sorrento Valley Road                         San Diego                  CA        92121     Industrial
     70      200 Providence Road                                      Charlotte                  NC        28235     Office
     71      27870 Cabot Drive                                        Novi                       MI        48377     Office
     72      9810-9970 Bell Ranch Drive                               Santa Fe Springs           CA        90670     Industrial
     73      Beach Boulevard and St. Johns Bluff Road                 Jacksonville               FL        32246     Retail
     74      55 Technology Drive                                      Lowell                     MA        01851     Office
     75      3104-3172 E. Camelback Road                              Phoenix                    AZ        85016     Retail
     76      51-53 Hook Road                                          Bayonne                    NJ        07002     Industrial
     77      53 Cardinal Drive                                        Westfield                  NJ        07090     Office
     78      4648 S.W. Macadam Avenue                                 Portland                   OR        97201     Office
     79      5625-5655 College Avenue                                 Oakland                    CA        94618     Mixed Use
     80      29900 Franklin Road                                      Southfield                 MI        48034     Multifamily
     81      34800 Goddard Road                                       Romulus                    MI        48174     Industrial
     82      8891-8899 and 8755-8795 Gander Creek Drive               Miamisburg                 OH        45342     Office
     83      10035 Geary Avenue                                       Santa Fe Springs           CA        90670     Industrial
     84      Southwest Corner 103rd Street & Metcalf Avenue           Overland Park              KS        66212     Retail
     85      1250 6th Street                                          Santa Monica               CA        90401     Office
     86      1900 North Beauregard Street                             Alexandria                 VA        22311     Office
     87      9450 Allen Drive                                         Valley View                OH        44125     Industrial
     88      Cary Parkway at Old Apex Road                            Cary                       NC        27513     Retail
     89      415 Westcliff Road                                       Greensboro                 NC        27235     Industrial
     90      3640 Northgate Boulevard                                 Sacramento                 CA        95834     Office
     91      4915 St. Elmo Avenue                                     Bethesda                   MD        20814     Mixed Use
     92      435-437 Creamery Way                                     Exton                      PA        19341     Industrial
     93      N.E. Corner of York Street and Rutland Drive             Aiken                      SC        29801     Retail
     94      340-344 Great Road (Rte-2A)                              Acton                      MA        01720     Retail
     95      350 North Palm Drive                                     Beverly Hills              CA        90212     Multifamily
     96      NWC U.S. Rt.17 at Fiddler's Green Rd.                    Gloucester                 VA        23061     Retail
     97      333 North Palm Drive                                     Beverly Hills              CA        90212     Multifamily
     98      425 Fortune Boulevard                                    Milford                    MA        01757     Industrial
     99      16804 & 16808 Gridley Rd                                 Cerritos                   CA        90703     Industrial
    100      1401-1409 E. Orangethorpe Av                             Fullerton                  CA        92831     Industrial
    101      4300-4350 DiPaolo Center (Dearlove)                      Glenview                   IL        60025     Industrial
    102      640 Grassmere Park Drive                                 Nashville                  TN        37211     Office
    103      13565 SW Tualatin-Sherwood Road                          Sherwood                   OR        97140     Industrial
    104      112 Madison Avenue                                       New York                   NY        10016     Office
    105      1025 16th Avenue South                                   Nashville                  TN        37212     Office
    106      807 South Post Oak Lane                                  Houston                    TX        77056     Multifamily
    107      1825 South Acacia Avenue                                 Compton                    CA        90220     Industrial
    108      3911 & 3921 East La Palma Avenue                         Anaheim                    CA        92807     Industrial
    109      29600 Franklin Road                                      Southfield                 MI        48034     Multifamily
    110      11260 Wiehle Avenue                                      Reston                     VA        20190     Office
    111      18500 SW 108th Avenue                                    Tualatin                   OR        97062     Industrial
    112      530-542 Portwall                                         Houston                    TX        77029     Industrial
    113      223 Lasky Drive, 9904-12 and 9920-22 Robbins Drive       Beverly Hills              CA        90212     Multifamily
    114      2263 Fos Hills Drive                                     Los Angeles                CA        90064     Multifamily
   Total/Weighted Average

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             NET
    LOAN     PROPERTY                                      YEAR                   YEAR                 OPERATING       UNDERWRITABLE
    NO.      SUB-TYPE                 UNITS/NSF            BUILT               RENOVATED                  INCOME           CASH FLOW
------------------------------------------------------------------------------------------------------------------------------------
     1       Anchored                      388,962         1996                   NAP                 $7,377,510          $6,955,054
     2       Anchored                      228,279       1996/1997                NAP                 $2,719,955          $2,529,110
     3       Anchored                      154,020         1997                   NAP                 $2,023,797          $1,899,775
     4       Anchored                      253,026       1994-1995                NAP                 $5,143,550          $4,820,740
     5       Mixed Use                     358,528       1986-1989                NAP                 $5,684,683          $4,936,991
     6       Suburban                       87,932       1960/2000                1999                $1,866,406          $1,762,081
     7       Suburban                       44,413         2000                   NAP                   $789,056            $716,753
     8       Suburban                      363,877         1971             1982, 1994-1998           $4,552,219          $4,121,023
     9       Anchored                      274,645     1988-Present               1998                $2,512,112          $2,470,915
     10      Warehouse                     260,040         1983                   NAV                   $692,670            $584,692
     11      Warehouse                     236,230         1982                   NAV                   $815,941            $688,747
     12      Warehouse                     415,105       1989-1993                NAV                 $1,320,768          $1,114,879
     13      Suburban                      107,199         1999                   NAP                 $2,240,932          $2,059,492
     14      Suburban                      263,833         1983                   NAP                 $3,181,256          $2,704,537
     15      High Rise Apartments              264         1987                   NAP                 $2,400,370          $2,334,370
     16      Urban                          89,206         1959                1991-1992              $2,635,992          $2,456,071
     17      Garden Apartments                 448       1976/1977                1998                $2,521,060          $2,409,060
     18      Suburban                      174,689         1987                   NAP                 $2,089,828          $1,750,542
     19      Urban                          72,958     1929 and 1997              1995                $1,107,607            $962,223
     20      Urban                          67,876         1984                   NAV                   $786,896            $642,702
     21      Suburban                      101,923         1999                   NAP                 $1,505,301          $1,382,993
     22      Anchored                      267,875         1995                   NAP                 $1,804,903          $1,648,786
     23      Grocery Anchored              128,852         1997                   NAP                 $1,418,092          $1,313,302
     24      Flex Industrial               171,245       1988/1992                NAP                 $1,967,373          $1,761,718
     25      Grocery Anchored              137,610         1996                   NAP                 $1,370,242          $1,269,403
     26      Grocery Anchored              112,410       1975/1995           1987/1999/2000           $1,278,915          $1,261,303
     27      Anchored                      123,936         1998                   NAP                 $1,441,967          $1,356,635
     28      Suburban                      105,046         2000                   NAP                 $1,229,368          $1,097,974
     29      Suburban                      189,430         1974                   1992                $2,758,127          $2,454,914
     30      Suburban                       10,720         1993                   NAP                   $122,435            $106,389
     31      Suburban                       11,087         1993                   NAP                   $105,261             $89,023
     32      Suburban                       19,641         1972                1994-1995                 $81,464             $66,534
     33      Unanchored                     20,441         1996                   NAP                   $247,363            $227,953
     34      Flex Industrial                47,775         1995                   NAP                   $389,518            $353,302
     35      Unanchored                      9,490         1996                   NAP                   $116,486            $107,173
     36      Unanchored                     14,129         1994                   NAP                   $173,282            $159,723
     37      Unanchored                     13,400         1994                   NAP                   $149,387            $136,872
     38      Suburban                       11,697         1996                   NAP                   $158,116            $139,982
     39      Suburban                       36,636         1998                   NAP                   $532,613            $475,519
     40      Suburban                       70,400         1989                   NAP                   $956,593            $847,061
     41      Flex Industrial                62,863         1982                   NAV                   $398,651            $369,537
     42      Flex Industrial                52,541         1986                   NAV                   $357,797            $332,766
     43      Flex Industrial                66,910         1986                   NAV                   $466,828            $434,595
     44      Flex Industrial                22,800         1977                   NAV                   $141,258            $131,203
     45      Flex Industrial                25,100         1977                   NAV                   $159,978            $148,821
     46      Anchored                      195,980         1970                   1987                $1,126,212          $1,023,219
     47      Flex Industrial               263,670         2000                   NAP                 $1,028,316            $962,398
     48      Garden Apartments                 144         1989                   NAV                 $1,001,627            $965,627
     49      Suburban                      165,333    1977/1987-1988              NAP                 $1,337,064          $1,198,208
     50      Suburban                       64,179         1979                   NAV                   $599,401            $479,359
     51      Suburban                       62,141         1982                   NAV                   $573,628            $457,312
     52      Suburban                       40,181         1939                 1985/86                 $344,246            $271,808
     53      Free Standing                  65,658         1995                   NAP                   $998,314            $946,551
     54      Grocery Anchored              211,851         1972                   1977                $1,029,675            $861,972
     55      Urban                         136,500         1966                1993-1996              $1,264,012          $1,061,466
     56      Light Industrial              161,202         1978                   NAV                   $931,241            $856,288
     57      Suburban                       99,293         1984                   NAV                 $1,073,532            $919,515
     58      Flex Industrial                61,791         1997                   NAP                   $302,881            $273,499
     59      Flex Industrial                28,224         1997                   NAP                   $218,336            $197,155
     60      Flex Industrial                54,600       1999-2000                NAP                   $409,653            $369,912
     61      Flex Industrial                61,791         1997                   NAP                   $302,881            $273,499
     62      Flex Industrial                28,224         1997                   NAP                   $218,336            $197,155
     63      Flex Industrial                54,600       1999-2000                NAP                   $409,653            $369,912
     64      Grocery Anchored               99,236         1992                   NAP                   $922,483            $851,692
     65      Garden Apartments                 240         1986                   NAP                 $1,035,780            $975,780
     66      Suburban                      102,786         1987                   NAV                   $860,598            $658,646
     67      Flex Industrial                35,241         1988                   NAV                   $195,721            $164,354
     68      Suburban                       16,194         1987                   NAV                   $103,366             $76,165
     69      Light Industrial               87,282         1973                   NAV                 $1,130,422          $1,028,631
     70      Suburban                       54,597         1996                   NAP                   $815,032            $725,959
     71      Suburban                       44,524         2000                   NAP                   $809,984            $805,532
     72      Light Industrial              171,888     1989 and 1998              NAP                 $1,028,653            $938,451
     73      Grocery Anchored               78,472         1996                   NAP                   $707,921            $655,631
     74      Suburban                       89,004         1984                   1998                  $973,601            $856,532
     75      Anchored                       91,324         1979                   1995                $1,139,862          $1,065,756
     76      Light Industrial              297,057         1979                1990, 1993               $851,626            $750,062
     77      Suburban                       48,104         1988                   NAP                   $575,468            $518,960
     78      Suburban                       39,441         1996                   NAV                   $660,274            $604,810
     79      Mixed Use                      37,864         1986                   NAP                 $1,252,238          $1,183,120
     80      Garden Apartments                  70         1987                   NAP                   $768,906            $712,626
     81      Light Industrial               84,000         1997                   NAP                   $680,088            $643,417
     82      Suburban                       97,323         1989                   NAV                   $802,637            $715,605
     83      Warehouse                     149,683         1984                   NAP                   $558,393            $503,954
     84      Anchored                      162,518         1975           1980,1984,1985,1998           $785,810            $682,974
     85      Urban                          29,025         1986                   NAP                   $891,846            $827,305
     86      Suburban                       52,009         1978                1996, 1997               $665,431            $585,446
     87      Light Industrial              222,528         1971                1988/1996                $785,365            $712,464
     88      Anchored                       78,311         1988                   NAV                   $604,875            $550,934
     89      Light Industrial              129,481    1984,1988,1991              1998                  $530,435            $486,240
     90      Suburban                       69,710         1987                   1998                  $638,634            $564,141
     91      Mixed Use                      49,014         1961                1989, 1995               $700,678            $620,070
     92      Flex Industrial                63,420         1996                   NAP                   $615,814            $563,764
     93      Grocery Anchored               74,335         1980                1988, 1990               $515,800            $468,652
     94      Unanchored                     42,677         1987                   NAP                   $706,222            $662,747
     95      Garden Apartments                  24         1964                   2000                  $418,877            $412,877
     96      Grocery Anchored               42,800         1998                   NAP                   $371,846            $343,603
     97      Garden Apartments                  24         1963                   2000                  $342,913            $325,447
     98      Light Industrial              108,125         1994                   NAV                   $543,144            $503,160
     99      Flex Industrial               105,680         1966                   1988                  $478,369            $425,324
    100      Flex Industrial               111,556         1954                   1991                  $562,457            $506,679
    101      Flex Industrial                93,174         1982                   NAP                   $548,102            $463,618
    102      Suburban                       38,030         1998                   NAP                   $357,568            $318,595
    103      Flex Industrial                87,302         1997                   NAP                   $351,000            $318,531
    104      Urban                          90,000         1912                1993-1995              $1,301,553            $998,573
    105      Urban                          37,358         1987                   NAP                   $364,410            $308,684
    106      Garden Apartments                  77         1962                   1996                  $408,240            $388,990
    107      Light Industrial              103,048         1971                   NAV                   $378,305            $339,252
    108      Warehouse                      77,852         1977                   1998                  $442,313            $408,052
    109      Garden Apartments                  40         1983                   NAP                   $390,924            $358,764
    110      Suburban                       67,695         1981                   NAV                   $796,546            $689,046
    111      Light Industrial              101,300         1992                   1998                  $389,545            $352,742
    112      Warehouse                     144,620         1979                   1995                  $286,069            $238,935
    113      Garden Apartments                  13    1927, 1957-1960             2000                  $205,105            $200,852
    114      Garden Apartments                  15         1987                   NAV                   $181,922            $176,431
   Total/Weighted Average

-----------------------------------------------------------------------------------------------------------------------

                                                          SOURCE
    LOAN      MONTHLY           MARKET   CAPITALIZATION   OF                       PERCENT       PERCENT LEASED AS
    NO.       PAYMENT         VALUE (9)     RATE (9)      VALUE (9)              LEASED (10)       OF DATE (10)
-----------------------------------------------------------------------------------------------------------------------
     1       $403,306      $89,000,000        8.3%        Appraisal                 95.0%            08/07/01
     2       $144,046      $30,221,722        9.0%        Market Study              99.0%            03/31/01
     3       $108,035      $22,486,633        9.0%        Market Study             100.0%            03/31/01
     4       $247,157      $59,200,000        8.7%        Appraisal                 99.0%            08/21/01
     5       $250,204      $60,895,000        9.3%        Appraisal                 99.0%            08/31/01
     6       $114,069      $20,600,000        9.1%        Appraisal                 92.0%            05/21/00
     7        $47,291       $8,600,000        9.2%        Appraisal                 93.0%            05/21/01
     8       $169,800      $36,804,000       10.0%        Market Study              97.0%            03/01/01
     9       $148,942      $28,300,000        8.9%        Appraisal                 94.0%            06/01/01
     10       $31,208       $6,926,696       10.0%        Market Study             100.0%            03/28/01
     11       $36,762       $8,159,411       10.0%        Market Study             100.0%            03/28/01
     12       $59,507      $13,207,683       10.0%        Market Study             100.0%            03/28/01
     13      $121,647      $25,500,000        8.8%        Appraisal                100.0%            06/01/01
     14      $121,290      $34,391,957        9.3%        Market Study             100.0%            08/24/01
     15      $127,274      $26,670,778        9.0%        Market Study             100.0%            08/24/01
     16      $124,181      $29,288,800        9.0%        Market Study             100.0%            02/16/01
     17       $90,153      $27,254,703        9.3%        Market Study              93.0%            03/27/01
     18       $99,238      $21,998,189        9.5%        Market Study              85.0%            08/29/01
     19       $62,179      $11,659,021        9.5%        Market Study             100.0%            05/04/01
     20       $41,720       $8,283,116        9.5%        Market Study              99.0%            05/04/01
     21       $89,926      $17,300,000        8.7%        Appraisal                100.0%            01/15/01
     22      $105,746      $18,998,979        9.5%        Market Study              99.0%            07/31/01
     23       $79,310      $15,330,724        9.3%        Market Study              95.0%            03/13/01
     24       $81,868      $17,300,000       11.4%        Appraisal                 94.0%            08/01/01
     25       $87,650      $14,423,600        9.5%        Market Study              97.0%            02/21/01
     26       $73,652      $13,360,000        9.6%        Appraisal                100.0%            06/07/01
     27       $99,796      $15,178,600        9.5%        Market Study             100.0%            05/25/01
     28       $71,382      $13,300,000        9.2%        Appraisal                 95.0%            04/09/01
     29       $84,652      $29,032,916        9.5%        Market Study              91.0%            05/24/01
     30        $6,647       $1,288,789        9.5%        Market Study             100.0%            03/21/01
     31        $6,448       $1,108,011        9.5%        Market Study             100.0%            03/21/01
     32       $14,384         $857,516        9.5%        Market Study              43.0%            03/21/01
     33       $14,484       $2,473,630       10.0%        Market Study             100.0%            03/21/01
     34       $23,610       $4,100,189        9.5%        Market Study              82.0%            03/21/01
     35        $6,647       $1,164,860       10.0%        Market Study             100.0%            03/21/01
     36        $9,424       $1,732,820       10.0%        Market Study              91.0%            03/21/01
     37        $8,829       $1,493,870       10.0%        Market Study             100.0%            03/21/01
     38        $8,730       $1,664,379        9.5%        Market Study             100.0%            03/21/01
     39       $24,616       $5,326,130       10.0%        Market Study             100.0%            03/31/01
     40       $40,241       $9,565,930       10.0%        Market Study              95.0%            03/31/01
     41       $24,753       $4,429,456        9.0%        Market Study             100.0%            07/12/01
     42       $22,147       $3,975,522        9.0%        Market Study             100.0%            07/12/01
     43       $29,312       $5,186,978        9.0%        Market Study             100.0%            07/12/01
     44        $7,654       $1,569,533        9.0%        Market Study             100.0%            07/12/01
     45        $9,119       $1,777,533        9.0%        Market Study             100.0%            07/12/01
     46       $66,735      $12,103,000        9.3%        Appraisal                100.0%            04/10/01
     47       $57,601      $11,000,000        9.4%        Appraisal                100.0%            01/18/01
     48       $63,525      $11,129,189        9.0%        Market Study              99.0%            03/16/01
     49       $88,533      $13,370,640       10.0%        Market Study             100.0%            11/27/91
     50       $33,039      $12,200,000        9.6%        Appraisal                 95.0%            03/12/01
     51       $31,519                         9.6%        Appraisal                100.0%            03/12/01
     52       $15,875       $3,000,000       11.5%        Appraisal                 87.0%            03/13/01
     53       $66,864      $10,508,568        9.5%        Market Study             100.0%            02/01/01
     54       $51,145      $13,000,000        7.9%        Appraisal                100.0%            06/30/01
     55       $60,294      $12,331,824       10.3%        Market Study              98.0%            04/01/01
     56       $48,034       $9,260,000       10.1%        Appraisal                 97.0%            04/01/01
     57       $49,852      $11,605,751        9.3%        Market Study             100.0%            12/30/00
     58        $9,961       $3,188,225        9.5%        Market Study             100.0%            03/30/01
     59        $7,180       $2,298,275        9.5%        Market Study             100.0%            03/30/01
     60       $13,472       $4,312,132        9.5%        Market Study             100.0%            03/30/01
     61        $8,299       $3,188,225        9.5%        Market Study             100.0%            03/30/01
     62        $5,983       $2,298,275        9.5%        Market Study             100.0%            03/30/01
     63       $11,225       $4,312,132        9.5%        Market Study             100.0%            03/30/01
     64       $46,858       $9,972,789        9.3%        Market Study              99.0%            04/26/01
     65       $52,038      $10,255,248       10.1%        Market Study              98.0%            12/01/00
     66       $37,417       $9,058,926        9.5%        Market Study              99.0%            07/31/01
     67       $10,570       $2,060,221        9.5%        Market Study              71.0%            07/31/01
     68        $1,322       $1,088,063        9.5%        Market Study              99.0%            07/31/01
     69       $46,526      $10,900,000       10.4%        Appraisal                100.0%            06/21/01
     70       $39,918       $9,055,911        9.0%        Market Study             100.0%            04/23/01
     71       $49,021       $8,175,000        9.9%        Appraisal                100.0%            02/27/01
     72       $40,907      $11,623,198        8.9%        Market Study              95.0%            08/31/01
     73       $46,724       $7,451,800        9.5%        Market Study              98.0%            05/25/01
     74       $50,891       $9,272,390       10.5%        Market Study             100.0%            05/01/01
     75       $57,773      $12,322,832        9.3%        Market Study              99.0%            12/20/00
     76       $40,502       $8,964,484        9.5%        Market Study             100.0%            01/22/01
     77       $35,531       $6,394,089        9.0%        Market Study             100.0%            02/26/01
     78       $43,616       $6,950,253        9.5%        Market Study             100.0%            06/23/01
     79       $53,843      $12,522,380       10.0%        Market Study              99.0%            12/31/00
     80       $38,078       $7,689,060       10.0%        Market Study              94.0%            04/11/01
     81       $45,750       $7,158,821        9.5%        Market Study             100.0%            08/06/97
     82       $46,010       $8,026,370       10.0%        Market Study             100.0%            12/31/00
     83       $33,990       $6,204,367        9.0%        Market Study             100.0%            01/01/01
     84       $54,421       $8,059,590        9.8%        Market Study              98.0%            06/28/01
     85       $35,840       $9,387,853        9.5%        Market Study              95.0%            12/31/00
     86       $29,676       $6,049,373       11.0%        Market Study              90.0%            03/01/01
     87       $48,005       $7,853,650       10.0%        Market Study             100.0%            05/08/01
     88       $38,410       $6,367,105        9.5%        Market Study             100.0%            12/29/00
     89       $37,751       $5,583,526        9.5%        Market Study             100.0%            04/23/01
     90       $28,313       $6,904,151        9.3%        Market Study             100.0%            03/01/00
     91       $29,254       $6,369,800       11.0%        Market Study             100.0%            03/01/01
     92       $34,208       $6,158,140       10.0%        Market Study             100.0%            01/31/01
     93       $32,306       $5,290,256        9.8%        Market Study              92.0%            05/10/01
     94       $33,419       $7,634,832        9.3%        Market Study             100.0%            01/11/01
     95       $22,970       $5,983,957        7.0%        Market Study              92.0%            12/29/00
     96       $24,364       $3,914,168        9.5%        Market Study             100.0%            12/30/00
     97       $21,910       $4,898,757        7.0%        Market Study              96.0%            01/31/01
     98       $26,172       $5,431,440       10.0%        Market Study             100.0%            05/30/01
     99       $21,468       $4,750,000       10.1%        Appraisal                100.0%            03/01/01
    100       $20,600       $4,400,000       12.8%        Appraisal                100.0%            03/01/01
    101       $29,621       $5,769,495        9.5%        Market Study              97.0%            06/01/01
    102       $20,362       $4,017,618        8.9%        Market Study             100.0%            05/07/01
    103       $21,463       $3,900,000        9.0%        Market Study             100.0%            06/25/01
    104       $23,808      $14,500,000        9.0%        Appraisal                100.0%            03/28/01
    105       $19,231       $4,049,000        9.0%        Market Study             100.0%            01/31/01
    106       $20,761       $4,413,405        9.3%        Market Study              99.0%            04/15/00
    107       $17,422       $4,203,389        9.0%        Market Study             100.0%            02/01/00
    108       $23,819       $4,655,926        9.5%        Market Study             100.0%            01/03/01
    109       $18,450       $3,909,240       10.0%        Market Study              95.0%            04/11/01
    110       $20,450       $7,586,152       10.5%        Market Study             100.0%            04/30/01
    111       $15,862       $4,100,474        9.5%        Market Study             100.0%            04/29/99
    112       $17,041       $3,011,253        9.5%        Market Study             100.0%            03/31/01
    113       $13,146       $2,930,071        7.0%        Market Study             100.0%            06/15/01
    114       $11,874       $2,598,886        7.0%        Market Study             100.0%            12/29/00
   Total/Weighted Average

--------------------------------------------------------------------------------------------------------------------------------

                                                                                             TENANT INFORMATION(11)
    LOAN                                                          LEASE EXPIRATION
    NO.      LARGEST TENANT                       % NSF                       DATE SECOND LARGEST TENANT                 % NSF
--------------------------------------------------------------------------------------------------------------------------------
     1       Jacobson's                           31.2%           03/31/21         Barnes & Noble                         7.7%
     2       UA Theatres                          17.5%           12/31/17         Linens N' Things                      15.2%
     3       Office Max                           19.5%           12/31/11         Ross Stores, Inc.                     17.7%
     4       Goody's Family Clothing              11.9%           10/31/04         United Artists Theatre                11.8%
     5       Computer Associates Int'l            20.4%           09/30/04         Operon Technologies                   10.4%
     6       Sprint                               24.0%           09/30/07         SAS Institute Inc.                    20.8%
     7       Bovis Lend Lease                     51.4%           08/30/10         Intertrust Technologies               21.8%
     8       US1 Administrators                   15.4%           12/31/05         Nextstage Healthcare Resources         8.9%
     9       Home Depot                           37.3%           01/31/04         Staples                                9.3%
     10      MSAS North American Logistics        51.0%           09/30/05         Teleplan Services Texas, Inc.         31.4%
     11      Sears Roebuck and Company            61.0%           12/31/02         Advanced Power, Inc.                  19.2%
     12      Bridgestone/Firestone Inc.           71.5%           11/30/02         The Keebler Company                   17.6%
     13      myCFO                                16.1%           06/30/07         O'Melveny & Myers                     12.3%
     14      Regional Center of East Bay          21.8%           03/31/10         City of Alameda                       14.4%
     15      NAP                                   NAP              NAP            NAP                                    NAP
     16      Union Bank - 1st Floor               17.4%           04/30/10         Herzog & Fisher                        9.3%
     17      NAP                                   NAP              NAP            NAP                                    NAP
     18      The St. Paul                          8.5%           10/31/04         Motorola, Inc.                         8.3%
     19      Dean Witter                          19.1%           03/31/07         DEA                                   10.0%
     20      Macro International                  26.0%           03/31/03         National Life                          9.5%
     21      Arthur Andersen                      68.0%           03/31/08         Astra Pharmaceuticals                 13.3%
     22      Wal-Mart #2287                       74.3%           01/31/15         Staples #693                           7.6%
     23      Publix Super Market                  39.9%           12/03/17         Childrens Health Care of Atl           9.0%
     24      Dialysis Clinic                      11.1%           10/31/04         Distek, Inc.                          10.0%
     25      Big Bear                             58.0%           05/21/16         CVS Pharmacy #4617                     6.1%
     26      Albertson's (Lucky Stores)           59.5%           10/31/12         Sportmart                             34.1%
     27      Bed, Bath & Beyond                   28.2%           01/31/13         PetSmart                              21.2%
     28      Private Business, Inc.               52.0%           03/31/10         Travelers Insurance                   43.5%
     29      UHC Management Company                6.2%           11/30/04         UHC Management Company                 4.6%
     30      First Union Securities/Everen        25.5%           12/31/02         Virginia Medical Group, PC            18.1%
     31      Manry-Rawls Corporation              41.0%           02/14/02         US Probation Office                   40.1%
     32      Circuit City Stores, Inc.            31.1%           12/01/03         Unistaff Inc/Rich Temps               11.6%
     33      Prime Care Specialists, P.C.         43.2%           03/01/05         Charles W. & Katherine Wray           18.0%
     34      Richmond Fitness, Inc                45.0%           09/14/05         Kraft Foods, Inc                      16.4%
     35      Kocen's, Inc.                        48.2%           02/28/06         Horwitz,Keeton, Gokli & Raddin        26.9%
     36      PRIMECO/CFW Communications           21.7%           12/01/04         Long & Foster Real Estate, Inc        21.7%
     37      The Mattress King,Inc/SAAM,Inc       27.6%           04/30/04         Household Finance Corporation         14.9%
     38      Columbia/HCA John Randolph Inc       40.6%           01/01/07         Andrews & Taylor, P.C.                25.5%
     39      Allstate Insurance                   41.7%           04/30/08         Onsite Engineering                    11.3%
     40      Shared Secretarial                   10.1%           05/31/06         Square D                               9.7%
     41      Technovative Applications            16.2%           03/31/02         American Suzuki Motor Corp            12.2%
     42      Megatrux, Inc                        12.3%           06/30/02         Facility Builders & Erectors          11.1%
     43      L A Supply                            9.7%           07/31/02         Maha C & E, Inc.                       8.6%
     44      Coastal Enterprises                  50.0%           04/30/03         Howmedica Osteonics Corp.             50.0%
     45      Shamrock Scientific                  35.8%           03/31/05         Zepexco, Inc.                         14.3%
     46      K-Mart                               48.2%           04/30/08         Giant Eagle                           42.8%
     47      Skechers USA                        100.0%           07/15/16         NAP                                    NAP
     48      NAP                                   NAP              NAP            NAP                                    NAP
     49      Danis Properties Co., Inc.          100.0%           11/30/11         NAP                                    NAP
     50      Host Communications                  24.3%           01/31/03         Mental Health Network                 13.0%
     51      Analysts Int'l Corp.                 19.2%           05/31/06         Gulfstream Home & Garden               9.6%
     52      Jackson & Kelly                      46.9%           06/04/02         Carpenter & Mountjoy                  16.0%
     53      Shaw's Supermarkets, Inc.           100.0%           04/30/16         NAP                                    NAP
     54      King Soopers #6                      34.8%           10/01/08         ARC                                   16.9%
     55      Southern Engineering                 13.6%           09/30/06         MacQuarium                             9.1%
     56      Daniel Taffei                         3.3%           05/31/02         Eugene Schilhab                        3.2%
     57      Blue Cross of California             35.8%           04/30/05         Electronic Data Systems Corp.         28.5%
     58      Pacific Nutritional, Inc.            50.0%           02/28/03         GENSCO Corporation                    50.0%
     59      City of Vancouver                    59.2%           05/31/02         United Pipe & Supply Company          40.8%
     60      TCI of Southern Wash. (AT&T)        100.0%           02/28/15         NAP                                    NAP
     61      Pacific Nutritional, Inc.            50.0%           02/28/03         GENSCO Corporation                    50.0%
     62      City of Vancouver                    59.2%           05/31/02         United Pipe & Supply Company          40.8%
     63      TCI of Southern Wash. (AT&T)        100.0%           02/28/15         NAP                                    NAP
     64      Publix Supermarket                   48.2%           12/01/12         Piccadilly                            11.1%
     65      NAP                                   NAP              NAP            NAP                                    NAP
     66      South Central Pool Supply            25.5%           01/25/07         Fuelman Gascard                       21.3%
     67      Chrysler Corporation                 30.5%           05/31/08         Lason Systems, Inc.                   17.2%
     68      Ibusiness.com                        33.5%           06/17/03         Columbia Financial Group              18.4%
     69      Quantum Design Inc.                  38.3%           05/31/02         Ligand Pharmaceuticals                12.0%
     70      Centura Bank                         34.1%           07/31/03         Jefferson Pilot Life Ins. Co.          9.3%
     71      Trinity Health                      100.0%           11/30/07         NAP                                    NAP
     72      Vomela Specialty Co. Inc.            14.4%           03/31/04         Shears Litho Inc.                      7.1%
     73      Winn Dixie                           75.1%           12/18/16         Blockbuster Video                      7.0%
     74      C.R. Bard, Inc.                      51.8%           04/30/04         Pinnacle Systems/Avid Sports          37.8%
     75      Safeway Store #17-2042               50.9%           03/17/04         Draper's & Damons                      5.5%
     76      Newport Distributor Services         76.5%           11/30/06         E. Mishan & Sons                      23.6%
     77      Lindabury, McCormick et al           55.4%           12/31/03         Garrubbo and Romankow                 21.3%
     78      Precision Castparts (3rd Flr.)       41.0%           10/03/04         Macadam Clinic                        16.3%
     79      Environmental Defense Fund           21.8%           11/30/07         Oliveto                               15.8%
     80      NAP                                   NAP              NAP            NAP                                    NAP
     81      Federal Express Corp.               100.0%           09/30/07         NAP                                    NAP
     82      Lexis-Nexis                          43.6%           03/31/09         National City Mortgage                10.8%
     83      Lewis Industries, Inc.              100.0%           12/31/09         NAP                                    NAP
     84      Babies R' US                         23.3%           12/31/10         Seasonal Concepts                     18.5%
     85      H.L.K.K.                             12.1%           11/30/04         Cherry Alley                          10.0%
     86      Pinkerton Computer Consultants       42.0%           04/30/04         Plexus Scientific Corporation         13.1%
     87      Kaufman Container Company           100.0%           07/31/11         NAP                                    NAP
     88      Food Lion #624                       37.0%           12/10/08         Ace Hardware                          15.3%
     89      PBM Graphics, Inc.                  100.0%           12/31/12         NAP                                    NAP
     90      Wells Fargo Bank, N.A.              100.0%           01/31/03         NAP                                    NAP
     91      Shark Club of Bethesda I             17.8%           09/30/08         Harwood Group                          9.7%
     92      Micron Technologies, Inc.            52.0%           01/31/12         Therakos, Inc.                        48.0%
     93      Winn-Dixie                           55.4%           10/01/15         Family Dollar                         11.4%
     94      CVS Stores                           19.7%           01/31/02         Priceless Kids                        18.8%
     95      NAP                                   NAP              NAP            NAP                                    NAP
     96      Food Lion                            77.1%           07/26/18         Pharmacy                              10.5%
     97      NAP                                   NAP              NAP            NAP                                    NAP
     98      PAGG Corporation                    100.0%           07/31/09         NAP                                    NAP
     99      Impco Carburetion                   100.0%           05/31/04         NAP                                    NAP
    100      North American Enclosure             73.5%           09/30/04         MM & Z dba Finder's Keepers           26.5%
    101      DiPaolo Company                      25.9%           10/31/02         Bounty/SCA Corp.                      10.1%
    102      US GSA (US Geological Scvs)          45.5%           12/15/12         US GSA (Navy, Fed Hwy, Fed RR)        42.0%
    103      Louisiana Pacific                    25.0%           12/31/07         Woods Plus Ind.                       21.5%
    104      Dinkes,Mandel,Dinkes,Morelli         16.7%           04/30/03         Lightbulb Press                       16.7%
    105      Ross Bryan Associates, Inc           30.3%           10/31/07         O'Neil, Hagaman & Company             22.3%
    106      NAP                                   NAP              NAP            NAP                                    NAP
    107      The Harvest Group                   100.0%           12/31/06         NAP                                    NAP
    108      All Metal Paint Strip                 8.0%           01/31/03         Signature Courier Express              5.7%
    109      NAP                                   NAP              NAP            NAP                                    NAP
    110      SCS Engineers                        18.2%           03/31/03         SCS Engineers                          9.7%
    111      Crystal Lite Manufacturing           90.1%           12/01/17         Precision Plating, Inc.                9.9%
    112      Donohue, Inc                         56.6%           06/30/01         George Warehousing & Truck            43.4%
    113      NAP                                   NAP              NAP            NAP                                    NAP
    114      NAP                                   NAP              NAP            NAP                                    NAP
   Total/Weighted Average

--------------------------------------------------------------------------------


    LOAN     LEASE EXPIRATION
    NO.                  DATE THIRD LARGEST TENANT                   % NSF
--------------------------------------------------------------------------------
     1          07/31/11      Express/Bath & Body                     3.6%
     2          01/31/12      Office Max                             13.1%
     3          01/31/08      Petco Animal Supplies                   9.7%
     4          12/31/14      Footstar, Inc.                          3.8%
     5          11/30/05      California School of Psychology         7.8%
     6          09/30/07      The Advance Group                      13.3%
     7          03/31/06      Wong Fleming, P.C.                     10.4%
     8          03/31/08      Golden National Mortgage Bank           5.7%
     9          06/30/06      PetsMart                                9.3%
     10         06/30/02      Gtech Corporation                      17.6%
     11         01/31/02      Coats American, Inc.                   10.0%
     12         08/31/03      Sage Enterprises, Inc.                 10.9%
     13         02/28/10      Integrated Information Systems         10.4%
     14         01/31/04      IKON Office Solutions, Inc.             8.8%
     15           NAP         NAP                                     NAP
     16         06/30/04      3 Arts Entertainment                    9.2%
     17           NAP         NAP                                     NAP
     18         08/28/05      Ciber-Eas Group                         7.5%
     19         06/01/08      Lake Champlain Chamber                  9.9%
     20         01/31/01      AG Edwards                              8.5%
     21         06/30/03      EMC Corporation                        10.3%
     22         04/22/06      Fashion Bug #3492                       4.5%
     23         03/09/03      Childtime Childcare Center              6.3%
     24         07/31/06      Sera Tech Biologicals                   8.5%
     25         08/31/11      Soccer Unlimited                        3.0%
     26         06/30/13      Arco Gas Station (Ahd Haddad)           6.4%
     27         07/31/13      Borders                                20.2%
     28         02/28/05      NAP                                     NAP
     29         11/30/04      The Premier Group                       3.5%
     30         01/31/02      Jeffrey L. Hooper                      13.6%
     31         08/31/04      Bank of America/Nationsbank            10.4%
     32         05/31/05      NAP                                     NAP
     33         02/28/02      Azteca Corporation (LaCarreta)         12.1%
     34         03/31/03      United Refrigeration, Inc.             10.5%
     35         05/31/06      Mariett, Inc (Padow's)                 24.9%
     36         09/15/04      Roger S. Williams Jr.                  15.9%
     37         08/01/04      Cigarette City, Inc.                   14.2%
     38         08/31/01      Progressive Gulf Insurance Co.         19.8%
     39         07/31/03      Burnham Pacific Pro                    11.1%
     40         06/30/01      Innovative Care Man                     9.6%
     41         06/30/03      Bolva International, Inc.               7.3%
     42         09/30/01      Ducros Electrical Design                6.4%
     43         11/30/02      Belford Patrick, Inc                    8.6%
     44         08/31/01      Howmedica Osteonics Corp.              50.0%
     45         04/30/02      Brown's Architectural                  12.5%
     46         03/31/08      Eckerd Drug (JC Penney)                 4.0%
     47           NAP         NAP                                     NAP
     48           NAP         NAP                                     NAP
     49           NAP         NAP                                     NAP
     50         04/30/05      Miller Mayer                           10.3%
     51         04/30/02      Lexington Investment                    9.5%
     52         05/14/04      Southcreek Properties                   9.0%
     53           NAP         NAP                                     NAP
     54         09/01/03      Ace Hardware                            7.2%
     55         02/28/08      Southern Engineering                    7.2%
     56         05/31/02      Jerry Zaldenberg                        2.7%
     57         07/31/04      National Imaging Associates            21.3%
     58         01/31/03      NAP                                     NAP
     59         10/31/02      NAP                                     NAP
     60           NAP         NAP                                     NAP
     61         01/31/03      NAP                                     NAP
     62         10/31/02      NAP                                     NAP
     63           NAP         NAP                                     NAP
     64         02/17/08      Goodyear                                5.7%
     65           NAP         NAP                                     NAP
     66         12/31/03      Stirling Properties, Inc.              12.9%
     67         05/31/06      Ikon Office Solutions, Inc.            17.1%
     68         10/31/02      Trustmark Insurance Company            11.1%
     69         02/28/02      CGA Computers Inc.                      9.3%
     70         07/31/02      Interstate Johnson Lane                 9.0%
     71           NAP         NAP                                     NAP
     72         10/31/05      Whittier Graphics                       5.8%
     73         11/30/01      Zero Subs                               3.1%
     74         01/15/05      Velio Communication                    10.4%
     75         10/31/07      Keegan's Grill and Taproom              4.3%
     76         09/30/06      NAP                                     NAP
     77         12/31/03      Doctors & Designers                    14.6%
     78         10/25/06      Private Consulting                     14.8%
     79         12/31/01      Pasta Shop                              9.2%
     80           NAP         NAP                                     NAP
     81           NAP         NAP                                     NAP
     82         08/31/03      Pioneer Standard                        9.8%
     83           NAP         NAP                                     NAP
     84         08/31/05      Fox and Hound                           5.6%
     85         06/30/04      Planet Blue                             9.4%
     86         06/30/03      Women in Community Service              8.6%
     87           NAP         NAP                                     NAP
     88         12/31/08      Eckerd #8607                           12.3%
     89           NAP         NAP                                     NAP
     90           NAP         NAP                                     NAP
     91         09/30/05      Davidson Assoc. Construction            9.6%
     92         05/31/03      NAP                                     NAP
     93         12/31/04      Movie Gallery                           6.2%
     94         08/31/09      Video Signals                          11.1%
     95           NAP         NAP                                     NAP
     96         09/30/08      Movie Time                              9.8%
     97           NAP         NAP                                     NAP
     98           NAP         NAP                                     NAP
     99           NAP         NAP                                     NAP
    100         08/14/01      NAP                                     NAP
    101         12/31/01      Direct Response Corp.                   8.2%
    102         06/15/03      Mid-America Aprtmt Communities         12.5%
    103         10/31/05      Regal Supply Company                   10.7%
    104         11/30/09      Shabab Oriental Rug Gallery             8.3%
    105         04/30/02      SunTrust Bank                          14.3%
    106           NAP         NAP                                     NAP
    107           NAP         NAP                                     NAP
    108         08/31/02      Trump Pest Control                      5.1%
    109           NAP         NAP                                     NAP
    110         03/31/03      Systech                                 9.5%
    111         12/01/17      NAP                                     NAP
    112         03/31/06      NAP                                     NAP
    113           NAP         NAP                                     NAP
    114           NAP         NAP                                     NAP
   Total/Weighted Average

---------------------------------------------------------------------------------------------------------------------------------

                                         INTEREST              RELATED                                                DATE OF
    LOAN        DUE         GRACE         ACCRUAL             BORROWER                              DATE OF         ENGINEERING
    NO.      DATE (12)   PERIOD (12)      METHOD             LOAN GROUPS         SEASONING(13)    PHASE I (14)      REPORT (15)
---------------------------------------------------------------------------------------------------------------------------------
     1           7            0           30/360                                      30            07/02/01         07/02/01
     2           1            10          30/360                2, 3                  27            08/03/01         03/31/99
     3           1            10          30/360                2, 3                  27            08/03/01         03/31/99
     4           1            0           30/360                                      67            07/11/01         07/11/01
     5           5            0           30/360                                      27            07/03/01         07/02/01
     6           10           0           30/360                6, 7                  9             12/29/00         11/17/00
     7           10           0           30/360                6, 7                  9             12/20/00         11/17/00
     8           1            5           30/360                                      39            12/16/91         11/26/97
     9           10           0           30/360                9, 26                 9             12/11/00         12/29/00
     10          10           0           30/360                                      74            06/26/01         06/13/95
     11          10           0           30/360                                      74            06/26/01         06/13/95
     12          10           0           30/360                                      74            06/26/01         06/13/95
     13          10           0           30/360                                      10            10/30/00         10/26/00
     14          10           0           30/360               14, 18                 25            07/02/01         07/02/01
     15          5            0           30/360                                      67            07/09/01         07/09/01
     16          1            0           30/360                                      57            11/28/96         12/02/96
     17          1            10          30/360                                      30            08/15/01         02/18/99
     18          10           0           30/360               14, 18                 25            07/11/01         07/11/01
     19          1            0           30/360                                      45            07/02/01         07/02/01
     20          1            0           30/360                                      45            07/02/01         07/02/01
     21          1            10        Actual/360                                    23            06/30/99         06/30/99
     22          10           0           30/360                                      65            07/03/01         07/02/01
     23          15           0           30/360               23, 64                 43            06/26/01         01/26/98
     24          1            0           30/360                                      39            04/07/98         04/07/98
     25          10           0           30/360                                      61            06/26/01         08/12/96
     26          10           0           30/360                9, 26                 9             12/06/00         12/29/00
     27          5            0           30/360               27, 73                 40            06/26/01
     28          1            0           30/360                                      5             04/16/01         03/07/01
     29          1            0           30/360                                      66            06/26/01         03/13/96
     30          1            7           30/360                                      38            07/02/98         09/27/98
     31          1            7           30/360                                      38            07/02/98         09/27/98
     32          1            7           30/360                                      38            07/02/98         09/27/98
     33          1            7           30/360                                      38            07/02/98         09/27/98
     34          1            7           30/360                                      38            07/02/98         09/27/98
     35          1            7           30/360                                      38            07/02/98         09/27/98
     36          1            7           30/360                                      38            07/02/98         09/27/98
     37          1            7           30/360                                      38            07/02/98         09/27/98
     38          1            7           30/360                                      38            07/02/98         09/27/98
     39          1            0           30/360               39, 40                 35            08/10/98         07/29/98
     40          1            0           30/360               39, 40                 35            08/10/98         07/29/98
     41          1            0           30/360       41, 42, 43, 44, 45, 108        44            12/10/97         12/10/97
     42          1            0           30/360       41, 42, 43, 44, 45, 108        44            12/10/97         12/10/97
     43          1            0           30/360       41, 42, 43, 44, 45, 108        44            12/10/97         12/10/97
     44          1            0           30/360       41, 42, 43, 44, 45, 108        44            12/03/97         12/10/97
     45          1            0           30/360       41, 42, 43, 44, 45, 108        44            12/03/97         12/10/97
     46          1            0           30/360                                      13            08/07/00         07/31/00
     47          1            5         Actual/360                                    9             11/10/00         11/14/00
     48          1            0           30/360                                      57            11/15/96         04/11/96
     49          1            0           30/360               49, 82                 65            06/26/01         03/11/96
     50          1            5           30/360                                      45            08/14/01         12/18/97
     51          1            5           30/360                                      45            08/14/01         12/18/97
     52          1            5           30/360                                      45            08/13/01         12/18/97
     53          1            0           30/360                                      66            02/06/96         02/02/96
     54          1            5         Actual/360                                    24            06/17/99         09/13/99
     55          1            5           30/360                                      45            11/13/97         11/13/97
     56          5            0           30/360                                     124            03/19/01         03/19/01
     57          1            0           30/360                                      25            07/13/99         06/02/99
     58          1            0           30/360       58, 59, 60, 61, 62, 63         42            02/24/98         02/25/98
     59          1            0           30/360       58, 59, 60, 61, 62, 63         42            02/24/98         02/25/98
     60          1            0           30/360       58, 59, 60, 61, 62, 63         42            06/16/00         06/19/00
     61          1            0           30/360       58, 59, 60, 61, 62, 63         14            02/24/98         02/25/98
     62          1            0           30/360       58, 59, 60, 61, 62, 63         14            02/24/98         02/25/98
     63          1            0           30/360       58, 59, 60, 61, 62, 63         14            06/16/00         06/19/00
     64          15           0           30/360               23, 64                 43            07/11/01         03/02/98
     65          1            7           30/360                                      57            10/08/96         10/01/96
     66          15           0           30/360                                      54            07/03/01         07/02/01
     67          15           0           30/360                                      54            07/03/01         07/02/01
     68          15           0           30/360                                      54            07/03/01         07/02/01
     69          10           0           30/360                                     122            01/31/01         02/13/01
     70          1            15          30/360                                      37            07/21/98         08/03/98
     71          1            5         Actual/360                                    8             12/14/99         08/29/00
     72          10           0           30/360                                      26            07/02/01         07/02/01
     73          10           0           30/360               27, 73                 58            06/26/01         11/01/96
     74          1            0           30/360                                      23            09/17/99         08/24/99
     75          5            0           30/360                                      50            06/26/01         05/14/97
     76          1            0           30/360                                      52            06/28/01         05/12/97
     77          1            0           30/360                                      37            05/20/98         06/10/98
     78          1            0           30/360                                      57            11/25/96         12/03/96
     79          1            0           30/360                                     134            01/10/97         12/30/96
     80          1            0           30/360               80, 109                62            06/24/96         05/28/96
     81          1            0           30/360                                      48            07/24/97         09/27/97
     82          1            0           30/360               49, 82                 65            06/26/01         03/08/96
     83          1            0           30/360               83, 107                45            08/05/97         09/15/97
     84          1            0           30/360                                      29            06/26/01         02/15/99
     85          1            0           30/360                                      43            01/14/98         01/14/98
     86          1            5           30/360                                      36            06/15/98         06/17/98
     87          10           0           30/360                                      63            06/26/01         07/08/96
     88          1            5           30/360                                      39            06/26/01         03/10/98
     89          1            15          30/360                                      36            08/12/98         08/04/98
     90          1            0           30/360                                      20            11/08/99         11/11/99
     91          1            5           30/360                                      46            09/15/97         09/09/97
     92          1            0           30/360                                      60            03/21/01         08/29/96
     93          10           0           30/360                                      70            06/26/01         10/01/95
     94          1            0           30/360                                      52            05/27/97         05/15/97
     95          1            0           30/360          95, 97, 113, 114            38            06/03/98         06/03/98
     96          1            7           30/360                                      34            06/26/01         10/20/98
     97          1            0           30/360          95, 97, 113, 114            38            06/04/98         06/04/98
     98          1            0           30/360                                      46            05/01/97         09/20/97
     99          1            10          30/360               99, 100                27            10/19/98         10/28/98
    100          1            10          30/360               99, 100                27            10/06/98         03/16/99
    101          1            0           30/360                                      44            12/26/97         12/26/97
    102          1            0           30/360                                      37            05/06/98         06/26/98
    103          1            0           30/360                                      44            12/09/97         10/09/97
    104          1            5           30/360                                      69            04/11/01         09/07/95
    105          1            0           30/360                                      45            11/24/97         11/24/97
    106          1            0           30/360                                      65            04/01/96         04/09/96
    107          1            0           30/360               83, 107                36            08/21/98         08/22/98
    108          1            0           30/360       41, 42, 43, 44, 45, 108        42            03/23/98         03/19/98
    109          1            0           30/360               80, 109                62            06/24/96         05/28/96
    110          1            7           30/360                                      63            01/26/96         05/06/96
    111          1            0           30/360                                      44            12/08/97         12/17/97
    112          1            5           30/360                                      56            11/26/96         12/18/96
    113          1            0           30/360          95, 97, 113, 114            38            07/01/98         07/14/98
    114          1            0           30/360          95, 97, 113, 114            38            07/01/98         07/14/98
   Total/Weighted Average                                                             40

-----------------------------------------------------------------------------------------------------------------------------------
                 PREPAYMENT CODE (16)
             ----------------------------------------------------------------------------------------------------------------------


    LOAN      LOCKOUT
    NO.       PERIOD     DEF       YM1       YM0.75       < YM3    < YM2   < YM1     YM     YM+1     10%     9%      8%      7%
-----------------------------------------------------------------------------------------------------------------------------------
     1          38                  81
     2          35                  42
     3          35                  42
     4          36                  77
     5          24                  92
     6          60        56
     7          60        56
     8          11                 102                                               6
     9          60        56
     10          0                             116
     11          0                             116
     12          0                             116
     13         59                  57
     14         36                  80
     15         24                  92
     16          0                 117
     17         11                  45
     18         36                  80
     19         36                  80
     20         36                  80
     21         23        93
     22         120                116
     23          0                 116
     24         11                 106
     25          0                 116
     26         60        56
     27          0                 176
     28          0                 116
     29          0                 236
     30          0                 166
     31          0                 166
     32          0                 166
     33          0                 166
     34          0                 166
     35          0                 166
     36          0                 166
     37          0                 166
     38          0                 166
     39         118
     40         118
     41         24                                                                                  12      12      12      12
     42         24                                                                                  12      12      12      12
     43         24                                                                                  12      12      12      12
     44         24                                                                                  12      12      12      12
     45         24                                                                                  12      12      12      12
     46          0                 116
     47         11                 106
     48         116
     49          0                 188
     50         11                                                                          165
     51         11                                                                          165
     52         11                                                                          165
     53          0                 238
     54         23        93
     55          0                 116
     56          0                 239
     57          0                 118
     58         71
     59         71
     60         71
     61          0                 118
     62          0                 118
     63          0                 118
     64          0                 116
     65          0                 116
     66         60                  56
     67         60                  56
     68         60                  56
     69          0                 232
     70         237
     71         10                 106
     72         23                  93
     73          0                 236
     74          0                 143                     12       12       9
     75          0                 176
     76          0                 116
     77          0                 116
     78         118
     79          0                 257
     80          0                 113
     81         201
     82          0                 116
     83          0                 117
     84          0                 128
     85          0                 143                                                                                      12
     86          0                 116
     87          0                 177
     88          0                 176
     89         11                 165
     90          0                 117
     91          0                 115
     92         117
     93          0                 236
     94          0                 116
     95          0                 117
     96          0                 116
     97          0                 117
     98          0                  60
     99         11                 105
    100         11                 105
    101          0                 179
    102          0                 176
    103         178
    104         60
    105          0                 117
    106          0                 118
    107          0                 117
    108         24                                                                                  12      12      12      12
    109          0                 113
    110         117
    111          0                 118
    112          0                 116
    113          0                 117
    114          0                 117
   TOTAL/WEIGHTED AVERAGE

-----------------------------------------------------------------------------------------------------------
                 PREPAYMENT CODE (16)
             --------------------------------------------------------------------
                                                                      YIELD       ADMINISTRATIVE

    LOAN                                                           MAINTENANCE      COST RATE       LOAN
    NO.      6%      5%      4%      3%      2%      1%    Open     Code (17)       (bps) (18)      No.
-----------------------------------------------------------------------------------------------------------
     1                                                       4          S                            1
     2                                                       7          L                            2
     3                                                       7          L                            3
     4                                                       7          M                            4
     5                                                       4          T                            5
     6                                                       4                                       6
     7                                                       4                                       7
     8                                                       1          X                            8
     9                                                       4                                       9
     10                                                      4          N                            10
     11                                                      4          N                            11
     12                                                      4          N                            12
     13                                                      4          U                            13
     14                                                      4          S                            14
     15                                                      4          S                            15
     16                                                      3          I                            16
     17                                                      4          L                            17
     18                                                      4          S                            18
     19                                                      4          S                            19
     20                                                      4          S                            20
     21                                                      4                                       21
     22                                                      4          S                            22
     23                                                      4          O                            23
     24                                                      4          W                            24
     25                                                      4          O                            25
     26                                                      4                                       26
     27                                                      4          O                            27
     28                                                      4          O                            28
     29                                                      4          O                            29
     30                                                      2          C                            30
     31                                                      2          C                            31
     32                                                      2          C                            32
     33                                                      2          C                            33
     34                                                      2          C                            34
     35                                                      2          C                            35
     36                                                      2          C                            36
     37                                                      2          C                            37
     38                                                      2          C                            38
     39                                                      2                                       39
     40                                                      2                                       40
     41      12      12      12      12      12      44      4                                       41
     42      12      12      12      12      12      44      4                                       42
     43      12      12      12      12      12      44      4                                       43
     44      12      12      12      12      12      44      4                                       44
     45      12      12      12      12      12      44      4                                       45
     46                                                      4          O                            46
     47                                                      3          V                            47
     48                                                      4                                       48
     49                                                      4          O                            49
     50                                                      4          K                            50
     51                                                      4          K                            51
     52                                                      4          K                            52
     53                                                      2          J                            53
     54                                                      4                                       54
     55                                                      4          A                            55
     56                                                      1          Q                            56
     57                                                      2          F                            57
     58                      12      12      12      12      1                                       58
     59                      12      12      12      12      1                                       59
     60                      12      12      12      12      1                                       60
     61                                                      2          F                            61
     62                                                      2          F                            62
     63                                                      2          F                            63
     64                                                      4          O                            64
     65                                                      3          C                            65
     66                                                      4          S                            66
     67                                                      4          S                            67
     68                                                      4          S                            68
     69                                                      4          R                            69
     70                                                      2                                       70
     71                                                      4          V                            71
     72                                                      4          S                            72
     73                                                      4          O                            73
     74                                                      4          B                            74
     75                                                      4          O                            75
     76                                                      4          O                            76
     77                                                      4          A                            77
     78                                                      2                                       78
     79                                                      1          G                            79
     80                                                      4          E                            80
     81                                                      2                                       81
     82                                                      4          O                            82
     83                                                      3          F                            83
     84                                                      4          O                            84
     85      12      12      12      12      12      12     13          F                            85
     86                                                      4          A                            86
     87                                                      3          P                            87
     88                                                      4          O                            88
     89                                                      4          H                            89
     90                                                      2          F                            90
     91                                                      4          A                            91
     92                                                      3                                       92
     93                                                      4          O                            93
     94                                                      4          A                            94
     95                                                      3          F                            95
     96                                                      4          O                            96
     97                                                      3          F                            97
     98              12      12      12      12       7      4          A                            98
     99                                                      4          V                            99
    100                                                      4          V                           100
    101                                                      1          E                           101
    102                                                      4          A                           102
    103                                                      2                                      103
    104              12      12      12      12       3      7                                      104
    105                                                      2          A                           105
    106                                                      1          E                           106
    107                                                      3          F                           107
    108      12      12      12      12      12      44      4                                      108
    109                                                      4          E                           109
    110                                                      3                                      110
    111                                                      2          F                           111
    112                                                      3          D                           112
    113                                                      3          F                           113
    114                                                      3          F                           114
   TOTAL/WEIGHTED AVERAGE

FOOTNOTES TO APPENDIX II

1. "Lincoln", "Allmerica", "Nationwide", "MONY", "TIAA" and "AEGON" denote Lincoln Realty Capital Corporation, First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company, Nationwide Life Insurance Company, MONY Life Insurance Company, Teachers Insurance and Annuity Association of America, and AEGON USA Realty Advisors, Inc. respectively, as Sellers.

2. Sets of Mortgage Loans that have identical alphabetical coding designate multiple loans that are cross collateralized and cross-defaulted, while Mortgage Loans that have identical Roman Numeral coding indicate multiple mortgaged properties securing one note. The following loan pools represent cross collateralized/cross-defaulted properties and are designated by identical alphabetical coding: Mortgage Loan Nos. 2-3, 6-7, and 39-40. Mortgage Loan Nos. 10-12, 19-20, 30-38, 41-45, 50-52, and 66-68 represent multiple properties securing a single note. For purposes of the statistical information set forth in this prospectus supplement, as to such multiple property loans, a portion of the aggregate Cut-off Date balance has been allocated to each property, based upon the Appraised Value or upon the Underwritable Cash Flows of each such property.

      With respect to Mortgage Loan Nos. 58-63, the Wubben Portfolio, the mortgage loan is evidenced by two notes, which have principal balances of $3,471,570 and $2,880,595, interest rates of 7.50 % and 8.45% and maturity dates of April 1, 2008 and August 1, 2010. The two notes are represented by Mortgage Loan Nos. 58-60 and 61-63 respectively. The mortgage and other loan documents covering all of the properties included in the Wubben Portfolio secure both notes.

3. The Cut-off Date is October 1, 2001, for any mortgage loan that has a Due Date on the first day of each month, and the date in October on which any mortgage loan that is not due on the first day of each month is due. For purposes of the information contained in this prospectus supplement, we present the Mortgage Loans as if scheduled payments due in October, 2001, were due on October 1, 2001, not the actual day on which such scheduled payments were due.

      RELEASE OF COLLATERAL:

      With respect to Mortgage Loan No. 2, Rainbow Promenade Shopping Center, the borrower is permitted to obtain a release of the mortgaged property upon the satisfaction of certain conditions. Please see Appendix III for the terms and conditions for this release.

      With respect to Mortgage Loan No. 3, San Dimas Marketplace, the borrower is permitted to obtain a release of the mortgaged property upon the satisfaction of certain conditions. Please see Appendix III for the terms and conditions for this release.

      With respect to Mortgage Loan No. 5, Marina Village, the borrower is permitted to obtain a release of one of the parcels included in the mortgaged property. Please see Appendix III for the description of terms and conditions for the release.

      With respect to Mortgage Loan Nos. 10-12, Colinas Industrial Portfolio, the borrower is permitted to obtain a release of a mortgaged property upon the satisfaction of certain conditions. Please see Appendix III for the terms and conditions for this release.

      With respect to Mortgage Loan Nos. 19-20, the Gateway Portfolio, two mortgaged properties secure one note with a Cut-off Date balance of $12,202,102. So long as no default or event of default exists, the borrower may after February 1, 2003, obtain a release of either of the mortgaged properties from the lien of the mortgage upon satisfaction of certain conditions, including, without limitation: (i) the reduction of the then outstanding principal balance of the note by fifty-five percent (55%) for release of the Gateway Tract (as such term is defined in the mortgage) or forty-five percent (45%) for release of the Park Plaza Tract (as such term is defined in the mortgage); (ii) payment of the applicable prepayment premium; (iii) payment of all costs and expenses relating to the release; and (iv) at the lender's option, after giving effect to the prepayment required above, the further reduction, without prepayment premium, of the remaining principal balance under the note to fifty percent (50%) of the fair market value of the remaining mortgaged property.

      With respect to Mortgage Loan Nos. 30-38, the Roslyn Portfolio, nine mortgaged properties secure one note with a Cut-off Date balance of $8,949,588. So long as no default or event of default exists, the borrower may obtain a release of any mortgaged property from the lien of the deed of trust upon satisfaction of certain conditions, including, without limitation: (i) after giving effect to said release, the debt service coverage ratio for the remaining mortgaged properties is not less than 1.20x; (ii) payment of a release amount equal to one hundred fifteen percent (115%) of the allocated loan amount applicable to the mortgaged property to be released; (iii) payment of the applicable yield maintenance charge; and (iv) the payment of all reasonable expenses incurred by the lender in connection with the release. Upon release of one or more mortgaged properties, the applicable allocated loan amounts for the remaining mortgaged properties shall be recalculated based on the ratio that the appraised value of each remaining mortgaged property as of the origination date bears to the total appraised value of all remaining mortgaged properties.

      With respect to Mortgage Loan Nos. 50-52, the South Creek Portfolio, three mortgaged properties secure one note with a Cut-off Date balance of $7,301,932. So long as no default or event of default exists, the borrower may obtain a release of any mortgaged property from the lien of the mortgage upon satisfaction of certain conditions, including, without limitation: (i) a principal payment equal to one hundred twenty-five percent (125%) of the allocated loan amount applicable to each mortgaged property to be released; (ii) payment of the applicable prepayment premium; (iii) the loan-to-value ratio of the mortgaged properties remaining after the release is not greater than 60% (if the loan-to-value ratio of the remaining mortgaged properties would be greater than 60%, the borrower must make a principal payment in the amount necessary to cause the loan-to-value ratio to be no more than 60%); (iv) the debt service coverage ratio of the remaining mortgaged properties is at least 1.5x; and
      (v) payment of all expenses incurred in connection with the release.

      With respect to Mortgage Loan Nos. 41-45, the Trico Portfolio, the five mortgaged properties secure one note with a Cut-off Date balance of $8,481,164. So long as no default or event of default exists, the borrower may obtain a release of any mortgaged property upon satisfaction of certain conditions, including without limitation: (i) payment of (a) an amount equal to one hundred ten percent (110%) of the allocated loan amount for the mortgaged property to be released, and (b) the applicable prepayment premium; (ii) the debt service coverage ratio, for the remaining mortgaged property is at least 1.15x; (iii) the monthly payments to be made by the borrower to the lender under the note are reduced by the loan percentage allocable to each mortgaged property to be released; and
      (iv) payment of all reasonable expenses incurred by the lender in connection with the release.

      SUBSTITUTION OF COLLATERAL:

      Mortgage Loan Nos. 2 and 3, Rainbow Promenade Shopping Center and San Dimas Marketplace, permit substitution of the related mortgaged property under certain circumstances. Please see Appendix III for terms and conditions of the substitution.

      Mortgaged Loan No. 5, Marina Village, permits substitution of one of the parcels included in the mortgaged property under certain circumstances. Please see Appendix III for the terms and conditions of the substitution.

      SECONDARY FINANCING:

      With respect to Mortgage Loan No. 4, Turtle Creek Mall, the borrower is permitted to incur additional secured subordinate financing. Please see Appendix III for the terms and conditions for this subordinate financing.

      With respect to Mortgage Loan No. 15, Courtland Park Apartments, the borrower is permitted to obtain additional secured subordinate financing upon satisfaction of certain conditions, including, without limitation:
      (i) the loan-to-value ratio for both the senior loan and the subordinate loan does not exceed 75%; (ii) the senior lender approves the subordinate financing documents; (iii) the debt service coverage ratio for both the senior loan and the subordinate loan is at least 1.20x; (iv) at the senior lender's option, a subordination and intercreditor agreement and (v) any default by the borrower under the subordinate financing also constitutes a default under the senior loan.

      With respect to Mortgage Loan No. 48, The Willows of Wheaton Apartments, the borrower is permitted to obtain additional secured subordinate financing upon satisfaction of certain conditions, including, without limitation: (i) the interest rate for such financing is fixed; (ii) the debt service coverage ratio for both the senior loan and the subordinate loan is at least 1.30x; (iii) the loan-to-value ratio for both the senior loan and the subordinate loan combined does not exceed 80%; (iv) the subordinate lender is acceptable to the senior lender; and (v) the senior lender is paid a fee equal to one percent (1%) of the principal balance of such financing. The borrower has issued a series of additional notes in the approximate aggregate principal balance of $3,875,000 to its limited partners, of which $600,000 is secured by a subordinate lien on the mortgaged property. The interest rate for these additional notes is 11% and their maturity date is the earlier of the sale of the mortgaged property or the maturity of the senior loan.

      Also with respect to Mortgage Loan No. 48, The Willows of Wheaton Apartments, the borrower is also permitted to provide subordinate purchase money financing upon an approved sale of the mortgaged property upon satisfaction of certain conditions, including, without limitation: (i) the loan-to- value ratio for both the senior and the subordinate loan does not exceed 80% and (ii) the debt service coverage ratio for both the senior and the subordinate loan combined is at least 1.30x.

      With respect to Mortgage Loan No. 55, Peachtree Palisades West Office Building, the borrower is permitted to obtain additional unsecured financing upon satisfaction of certain conditions, including without limitation: (i) the additional unsecured financing has a term of not more than ten years with the same maturity date as the senior loan and is interest-only during its term; (ii) the additional unsecured financing is subject and subordinate to the senior loan; (iii) a default by the borrower under the additional unsecured financing is a default under the senior loan; and (iv) the subordinate lender is a member of the Adler family.

      With respect to Mortgage Loan Nos. 66-68, the Northpark Portfolio, the borrower is permitted to obtain additional secured subordinate financing up to $500,000 in the aggregate upon satisfaction of certain conditions, including, without limitation: (i) at the senior lender's option, a subordination and intercreditor agreement; (ii) the senior lender approves the subordinate financing documents; and (iii) any default by borrower under any document relating to the subordinate financing also constitutes a default under the senior loan. The borrower has issued two notes to Whitney National Bank in the approximate amount of $500,000, which financings are secured by a subordinated lien on the mortgaged property. The interest rates on the subordinated notes are 8.25% and 7.75%, respectively, and the maturity dates are March 24, 2007 and April 1, 2002, respectively.

      With respect to Mortgage Loan No. 70, Providence Office Building, the borrower is permitted to obtain additional secured subordinate financing upon satisfaction of certain conditions, including without limitation: (i) the debt service coverage ratio for both the senior loan and the subordinate loan is at least 1.10x; (ii) the loan-to-value for both the senior and subordinate loan combined does not exceed 85%; (iii) any payments under the subordinate note are suspended if there is any default under the senior loan; and (iv) the subordinate lender is a recognized institutional lender.

      With respect to Mortgage Loan No. 72, Bell Ranch Business Park, the borrower is permitted to obtain additional secured subordinate financing upon satisfaction of certain conditions, including without limitation: (i) debt service coverage for both the senior loan and the subordinate loan is not less than 1.30x; (ii) the loan-to-value ratio for the senior loan and the subordinate loan combined does not exceed 75%; (iii) at the senior lender's option, a subordination and intercreditor agreement; (iv) the senior lender approves the subordinate financing documents; (v) any default by the borrower under the subordinate financing constitutes a default under the senior loan.

      With respect to Mortgage Loan No. 79, Rockridge Market Hall, the borrower is permitted to obtain additional secured subordinate financing from an institutional lender upon satisfaction of certain conditions, including without limitation: (i) the debt service coverage ratio for both the senior loan and the subordinated loan is at least 1.25x; (ii) the loan-to-value ratio for both the senior loan and the subordinate loan combined does not exceed 80%; (iii) any payment under the subordinate note is suspended if there is a monetary event of default under the senior loan; and (iv) payment of all expenses incurred by the senior lender in connection with the proposed subordinate financing and a processing fee of $1,000.00.

      With respect to Mortgage Loan No. 81, Federal Express Building, the borrower is permitted to obtain additional unsecured financing upon satisfaction of certain conditions, including without limitation: (i) the holder of the unsecured financing is Romulus Associates, L.L.C. ("Junior Lender") and (ii) the unsecured financing does not exceed $400,000. The borrower may make regularly scheduled payments of principal and interest on the unsecured financing before an event of default on the senior loan as long as the schedule of payments in any period does not exceed projected available cash flow after payment of installments of principal, interest and escrows due under the senior loan for such period.

      With respect to Mortgage Loan No. 82, Newmark Buildings VIII and IX, the borrower has additional secured subordinate financing in the amount of $1,200,000 made by Provident Bank. The interest rate for the subordinate financing is the prime rate plus one percent (1%) and the maturity date is May 1, 2006. No intercreditor agreement governing the relative rights of the senior lender and the subordinate lender has been executed. No other secured financing is permitted to be incurred by the borrower.

      With respect to Mortgage Loan No. 111, Crystal Lite Manufacturing Building, the borrower has additional secured subordinate financing in the original amount of $750,000 made by Northwest Small Business Finance Corp. A subordination agreement governing the relative rights of the senior lender and subordinate lender has been executed. No other additional secured financing is permitted to be incurred by the borrower.

      MODIFICATIONS

      With respect to Mortgage Loan Nos. 6 and 7, 1410, 1420 & 1430 State H'way Route 206 ("Bedminster") and Metro Office Center III, the loan was funded in two disbursements. For the Bedminster property, the initial disbursement of $11,600,000 was made on December 29, 2000, and the second disbursement, resulting in an aggregate loan amount of $15,430,000, was made on June 5, 2001. For Metro Office Center III, the initial disbursement of $5,700,000 and the second disbursement of $700,000 were made on the same dates.

      Mortgage Loan No. 69, Sorrento Square, was modified on March 15, 2001, wherein: (i) an additional advance of $2,856,752.08 was made; (ii) the monthly installment payment was increased to $46,525.52; (iii) the maturity date was extended to April 10, 2011; and (iii) the interest rate was reduced to 7.72%.

      Mortgage Loan No. 79, Rockridge Market Hall, was modified on January 30, 1997, wherein: (i) an additional advance of $110,712.33 was made; (ii) the monthly installment payment was increased to $53,842.79; (iii) the maturity date was extended to February 1, 2012; and (iv) the interest rate was reduced to 8.25%.

      Mortgage Loan No. 56, Slater Nichols Industrial Park, was modified on April 3, 2001, wherein (i) an additional advance of $214,548.45 was made;
      (ii) the monthly installment amount was increased to $48,034.43; (iii) the maturity date was extended to April 5, 2011; and (iv) the interest rate was modified to be 7.50%.

4. Certain ratios including Cut-off Date balance/Unit or SF, DSCR, Implied DSCR, Cut-off Date LTV and Balloon LTV are calculated on a combined basis for Mortgage Loans that are secured by multiple properties and Mortgage Loans that are cross-collateralized and cross-defaulted.

5. With respect to Mortgage Loan No. 6, 1410, 1420 & 1430 State H'way Route 206 ("Bedminster"), if the loan is not repaid on or prior to the maturity date, the loan will be in default and the lender will have the right (i) to declare all or any part of the debt immediately due and payable and to exercise any of its remedies, or (ii) to extend the maturity of the loan until the first anniversary of the maturity date. If the lender elects to extend the maturity of the loan, (i) all revenues from the mortgaged property thereafter will be deposited into a lockbox account and disbursed in accordance with the lockbox agreement, (ii) the fixed interest rate will be increased by three percent (3%), and (iii) the borrower will thereafter make monthly installments through the extended maturity date to be applied as follows: (A) first, to accrued interest on the principal at the fixed interest rate; (B) second, to principal, with the difference between the interest accruing on the principal at the fixed interest rate and the interest accruing on the principal at the adjusted fixed interest rate being added as of that date to the principal; and (C) third, to all amounts payable under the lockbox agreement.

      With respect to Mortgage Loan No. 7, Metro Office Center III, if the loan is not repaid on or prior to the maturity date, the loan will be in default and the lender will have the right (i) to declare all or any part of the debt immediately due and payable and to exercise any of its remedies, or (ii) to extend the maturity of the loan until the first anniversary of the maturity date. If the lender elects to extend the maturity of the loan, (i) all revenues from the mortgaged property thereafter will be deposited into a lockbox account and disbursed in accordance with the lockbox agreement, (ii) the fixed interest rate will be increased by three percent (3%), and (iii) the borrower will thereafter make monthly installments through the extended maturity date to be applied as follows: (A) first, to accrued interest on the principal at the fixed interest rate; (B) second, to principal, with the difference between the interest accruing on the principal at the fixed interest rate and the interest accruing on the principal at the adjusted fixed interest rate being added as of that date to the principal; and (C) third, to all amounts payable under the lockbox agreement.

      With respect to Mortgage Loan No. 9, Covina Town Square, if the loan is not repaid on or prior to the maturity date, the loan will be in default and the lender will have the right (i) to declare all or any part of the debt immediately due and payable and to exercise any of its remedies, or
      (ii) to extend the maturity of the loan until the first anniversary of the maturity date. If the lender elects to extend the maturity of the loan,
      (i) all revenues from the mortgaged property thereafter will be deposited into a lockbox account and disbursed in accordance with the lockbox agreement, (ii) the fixed interest rate will be increased by three percent (3%), and (iii) the borrower will thereafter make monthly installments through the extended maturity date to be applied as follows: (A) first, to accrued interest on the principal at the fixed interest rate; (B) second, to principal, with the difference between the interest accruing on the principal at the fixed interest rate and the interest accruing on the principal at the adjusted fixed interest rate being added as of that date to the principal; and (C) third, to all amounts payable under the lockbox agreement.

      With respect to Mortgage Loan No. 13, Pacifica Court, if the loan is not repaid on or prior to the maturity date, the loan will be in default and the lender will have the right (i) to declare all or any part of the debt immediately due and payable and to exercise any of the other remedies, or
      (ii) to extend the maturity of the loan until the first anniversary of the maturity date. If the lender elects to extend the maturity of the loan,
      (i) all revenues from the mortgaged property thereafter will be deposited into a lockbox account and disbursed in accordance with the lockbox agreement, (ii) the fixed interest rate will be increased by three percent (3%), and (iii) the borrower will thereafter make monthly installments through the extended maturity date to be applied as follows: (A) first, to accrued interest on the principal at the fixed interest rate; (B) second, to principal, with the difference between the interest accruing on the principal at the fixed interest rate and the interest accruing on the principal at the adjusted fixed interest rate being added as of that date to the principal; and (C) third, to all amounts payable under the lockbox agreement.

6. The Amortization Term shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.

7. With respect to Mortgage Loan No. 9, Covina Town Square, the mortgaged property is encumbered by both a fee and a leasehold interest. Please see Appendix III for the description of the ownership interest structure.

8.    Implied DSCR is based on an assumed constant of 9.0%, as defined herein.

9. The "Market Value" for the Mortgage Loans is derived either from an updated appraisal report or calculated by applying a capitalization rate from a recent third-party market study to the underwritten net operating income of such mortgaged property or properties. The "Source of Value" column indicates that the valuation is determined from an appraisal or a third party market study.

      With respect to Mortgage Loan Nos. 50 and 51, Southcreek Park Building I and Southcreek Park Building II, the appraisal indicated one combined value for the two mortgaged properties as represented by the value listed for Mortgage Loan. No. 50 in the amount of $12,200,000.

10. In general for each mortgaged property, "Percent Leased" was determined based on a rent roll provided by the related borrower. In certain cases, "Percent Leased" was determined based on an appraisal, executed lease, operating statement or occupancy report. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

11. "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same expiration date, and may not include minor spaces with different expiration dates.

12. With respect to Mortgage Loans that have a Due Date (inclusive of any grace periods) on or after the Determination Date, the master servicer is required to make advances of scheduled loan payments to the extent such payment is not received from the applicable borrower by the Determination Date. Advances made in respect of the aforementioned loans, will not begin to accrue interest until a date which is the later of the related Due Date or the expiration of any applicable grace period.

13. "Seasoning" represents the number of payments elapsed from the "First Payment Date (P&I)" to the Cut-off Date.

14. With respect to mortgaged properties with environmental site assessments dated prior to April 1, 2000, the related seller has represented to the Depositor that, subject to certain specified exceptions, no material adverse environmental condition exists.

15. With respect to mortgaged properties with property inspection reports dated prior to April 1, 2000, the related seller has represented to the Depositor that, subject to certain specified exceptions, no material adverse property condition exists.

16. The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "Lockout Period" represents the period in which the borrower is prohibited from prepaying the loan. "YM0.75" represents the greater of yield maintenance or 0.75%. "YM1" represents the greater of yield maintenance or 1%. "< YM3" represents the lesser of yield maintenance or 3%. "< YM2" represents the lesser of yield maintenance or 2%. "< YM1" represents the lesser of yield maintenance or 1%. "YM" represents yield maintenance. "YM+1" represents yield maintenance plus 1%. "10%", "9%", "8%", "7%", "6%", "5%", "4%", "3%", "2%", and "1%" represent the penalty percentages to be paid of the outstanding balance at the time the loan is prepaid. "Open" represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each Mortgage Loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies.

      With respect to Mortgage Loan No. 22, Union Square Shopping Center, the borrower made two partial prepayments of $360,000 each in connection with the lender's release and the borrower's subsequent sale of out lot 4 and lot 2. Beginning on January 10, 2001, the monthly installments due under the note were reduced to $105,746.01.

      With respect to Mortgage Loan No. 108, La Palma Business Park, provided no default or event of default exists, on the first day of each loan year, the borrower may prepay a portion of the note in an amount not to exceed $132,500 without premium.

17. Mortgage Loans with associated Yield Maintenance Charges are categorized according to twenty-four unique Yield Maintenance Formulas. These are represented by the Mortgage Loans, labeled as "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K", "L", "M", "N", "O", "P", "Q", "R", "S", "T",
      "U", "V", "W" and "X". Summaries for the 24 formulas are listed beginning on page II-9.

18. The "Administrative Cost Rate" indicated for each Mortgage Loan will be the sum of the master servicing fee rate, primary servicing fee rate and the trustee fee rate, and will be calculated based on the same interest calculation methodology applicable to each Mortgage Loan.

YIELD MAINTENANCE FORMULAS

A - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the publicly traded United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on a date on or closest in time prior to the date of prepayment plus 50 basis points. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

B - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the sum of (c) the annual yield on the publicly traded United States Treasury Security due on the maturity date (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) as of the close of the business day prior to the date of prepayment and (d) fifty (50) basis points. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

C - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (i) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (ii) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the U.S. Government general issue non-callable publicly traded Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on the date closest in time prior to the date of prepayment plus fifty (50) basis points. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

D - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the publicly traded United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on a date selected by lender during the first week ending not less than two full weeks before the date of prepayment plus fifty (50) basis points. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

E - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the publicly traded United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on a date selected by lender during the first week ending not less than two full weeks before the date of prepayment. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

F - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the publicly traded non-callable United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on the last business day prior to the date of prepayment. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

G - The "Yield Maintenance Amount" shall mean:
the sum of the present values, discounted on a monthly basis at the Discount Rate (as defined below), of each of the then remaining payments of principal and interest (including, without limitation, the principal and interest payment due on the maturity date) otherwise to be made pursuant to the Note. The "Discount Rate" shall be the annual yield as of the close of the business day prior to the date the prepayment is received by maker lender on the U.S. Government general issue non-callable Treasury Security having a maturity date on or closest to the maturity date of the loan (if there is more than one such Treasury Security, holder shall select the applicable Treasury Security).

H - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the sum of (x) the yield on the publicly traded, non-callable United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on a date selected by lender during the first week ending not less than two full weeks before the date of prepayment and (y)
 .50% (50/100%). If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

I - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the publicly traded non-callable United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on the last business day prior to the date of prepayment. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

J - The "Yield Maintenance Amount" shall mean:
the amount, not less than zero, equal to the sum of (a) the present value as of the date of prepayment of all remaining scheduled payments of principal and/or interest, including, without limitation, principal and interest due at the stated maturity, calculated by discounting such payments on a monthly basis at a rate equal to one-twelfth of the Treasury Yield (as defined below) less (b) the amount of principal then outstanding. The "Treasury Yield" shall equal the yield on the publicly traded non-callable United States Treasury Security due on the stated maturity (as such yield is reported in The Wall Street Journal or other similar business publication of general circulation selected by lender if The Wall Street Journal is no longer available or no longer publishes such information) on a date selected by lender during the first week ending not less than two full weeks before the date of prepayment, plus one-half of one percent (.50%), if the date of prepayment is before April 1, 2011. If the date of prepayment is on or after April 1, 2011, there shall be no adjustment to said yield. If there is more than one Treasury Security due on the stated maturity, or if there is no Treasury Security which is due on the stated maturity, the applicable Treasury Security for the purposes of this paragraph shall be the one selected by lender from those due on the stated maturity, or if there are none due on the stated maturity, from those having a maturity closest in time prior to and those having a maturity closest in time after the stated maturity.

K - The "Yield Maintenance Amount" shall mean:

an amount equal to the present value (using a discount factor equal to the interest rate on the Note) of a series of monthly payments payable from the date of such prepayment to the maturity date of the Note. Each monthly payment is equal to one-twelfth of the product of the annual yield differential multiplied by the outstanding principal amount of the Note that would have been outstanding on the date of each subsequent payment if the Note had not been prepaid. The "annual yield differential" for purposes of this paragraph is the excess, if any, of the interest rate on the Note over a rate which is fifty (50) basis points above the interest rate on the U.S. Treasury Constant Maturity having the closest matching maturity to the maturity date of the Note as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates for the week preceding such prepayment date.

L - The "Yield Maintenance Amount" is calculated as follows:

(a) first, the lender shall determine the annual percentage yield on U.S. Treasury securities maturing at the end of the term of the loan (the "Annual Treasury Instrument Yield"). The Annual Treasury Instrument Yield shall be determined as of ten (10) business days before the effective date of the prepayment. The lender shall base its determination of the Annual Treasury Instrument Yield on the yield on U.S. Treasury instruments, as published in The Wall Street Journal (or, if The Wall Street Journal is not then being published or if no such reports are then being published in The Wall Street Journal, as reported in another public source of information nationally recognized for accuracy in the reporting of the trading of governmental securities). If no such instruments mature on the exact maturity date of the Note, the lender shall interpolate the Annual Treasury Instrument Yield on a straight-line basis using the yield on the instrument whose maturity date most closely precedes that of the Note, and the yield on the instrument whose maturity date most closely succeeds that of the Note.

(b) second, the lender shall determine the hypothetical monthly interest-only payment (the "Monthly Reinvestment Payment"), based on a 360-day year and 30-day months, which would be payable on a promissory note having a principal balance equal to the prepaid amount and bearing interest at a rate (the "Reinvestment Rate") which, if converted to a "bond-equivalent" rate, would equal the Annual Treasury Instrument Yield.

(c) third, the lender shall determine the hypothetical monthly interest-only payment (based on a 360-day year and 30-day months) which would be payable on a promissory note having a principal balance equal to the prepaid amount and bearing interest at the mortgage rate (the "Monthly Coupon Rate Payment").

(d) fourth, the lender shall determine the present value of a series of monthly payments, each equal in amount to the amount by which the Monthly Coupon Rate Payment exceeds the Monthly Reinvestment Payment received on the first day of each calendar month from and including the first day of the first full calendar month immediately following the effective date of prepayment to and including the maturity date, using the Reinvestment Rate as the discount rate.

(e) the present value of that series of payments is the "Yield Maintenance Amount".

M - The "Yield Maintenance Amount" is:
the present value on the date of prepayment of the Monthly Interest Shortfall for the remaining term of the loan.

      The "Monthly Interest Shortfall" is the product of (i) the positive difference, if any, of the Semi-Annual Equivalent Rate less the Treasury Yield, divided by 12, times (ii) the outstanding principal balance of the loan on each monthly payment date for each full and partial month remaining in the term.

      The present value is then determined by discounting each Monthly Interest Shortfall at the Treasury Yield divided by twelve.

      The "Semi-Annual Equivalent Rate" is 7.515%.

      The "Treasury Yield" will be determined by reference to the Federal Reserve Statistical Release H.15 (519) of Selected Interest Rates (or any similar successor publication of the Federal Reserve) for the first week ending not less than two full weeks prior to the prepayment date. If the remaining term is less than one year, the Treasury Yield will equal the yield for 1-year Treasury Constant Maturities. If the remaining term is equal to one of the maturities of the Treasury Constant Maturities (e.g., 1-year, 2-year, etc.), then the Treasury Yield will equal the yield for the Treasury Constant Maturity with a maturity equalling the remaining term. If the remaining term is longer than one year, but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield will equal the yield for the Treasury Constant Maturity closest to, but not exceeding, the remaining Term.

N - The "Yield Maintenance amount" shall mean:
an amount equal to the sum of (a) the present value of the scheduled monthly payments due under the Note from the date of prepayment to the maturity date and
(b) the present value of the amount of principal and interest of the Note due on the maturity date (assuming all scheduled monthly payments due prior to the maturity date were made when due), minus (c) the outstanding principal balance of the Note as of the date of prepayment. The present values described in (a) and (b) shall be computed on a monthly basis as of the date of prepayment discounted at the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the maturity date of the Note as reported in the Wall Street Journal (or, if the Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by holder) on the fifth (5th) business day preceding the date of prepayment plus seventy-five basis points, and in the case of a partial prepayment of principal in connection with a permitted partial release, be adjusted for the fact that only a portion of the unpaid principal balance of the
Note is being prepaid.

O - The "Yield Maintenance Amount" shall mean:
an amount equal to the sum of (a) the present value of the scheduled monthly payments due under the Note from the date of prepayment to the maturity date and
(b) the present value of the amount of principal and interest of the Note due under the Note on the maturity date (assuming all scheduled monthly payments due prior to the maturity date were made when due), minus (c) the outstanding principal balance of the Note as of the date of prepayment. The present values described in (a) and (b) shall be computed on a monthly basis as of the date of prepayment discounted at the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the maturity date of the Note as reported in the Wall Street Journal (or, if the Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by holder) on the fifth (5th) business day preceding the date of prepayment.

P - The "Yield Maintenance Amount" shall mean:
the sum of (a) the present value of the scheduled monthly payments from the date of prepayment to the maturity date and (b) the present value of the amount of principal and interest due on the maturity date (assuming all scheduled monthly payments due prior to maturity were made when due); minus (c) the outstanding principal balance as of the date of prepayment. The present values described in
(a) and (b) shall be computed on a monthly basis as of the date of prepayment discounted at the rate of the U.S. Treasury Note or Bond closest in maturity to the remaining term of the Note (as reported in the Wall Street Journal on the fifth business day preceding the date of prepayment).

Q - The "Yield Maintenance Amount" shall mean:
the sum of (a) the present value of the scheduled monthly payments due under the Note from the date of prepayment to the maturity date and (b) the present value of the amount of principal and interest due under the Note on the maturity date (assuming all scheduled monthly payments due prior to the maturity date were made when due), minus (c) the unpaid principal balance of the Note as of the date of prepayment. The present values described in clauses (a) and (b) shall be computed on a monthly basis as of the date of prepayment discounted at the rate of the U.S. Treasury Note or Bond closest in maturity to the maturity date of the Note as reported in the Wall Street Journal (or, if the Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by holder) on the fifth (5th) business day preceding the date of prepayment.

R - The "Yield Maintenance Amount" shall mean:
the sum of (a) the present value of the scheduled monthly payments due under the Note from the date of prepayment to the maturity date and (b) the present value of the amount of principal and interest due under the Note on the maturity date (assuming all scheduled monthly payments due prior to such date were made when due), minus (c) the unpaid principal balance of the Note as of the date of prepayment. The present values described in clauses (a) and (b) shall be computed on a monthly basis as of the date of prepayment discounted at the rate of the U.S. Treasury Note or Bond closest in maturity to the maturity date as reported in the Wall Street Journal (or, if the Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by holder) on the fifth (5th) business day preceding the date of prepayment.

S - The "Yield Maintenance Amount" shall mean:
the present value discounted at the Treasury Rate (as hereinafter defined) of the excess (if any) obtained by subtracting the effective annual compounded yield (at the time of prepayment) of United States Treasury Issues (other than so-called "flower bonds") with maturity dates that match, as closely as possible, the maturity date of the loan (the "Treasury Rate") from the effective annual compounded yield of the Note, multiplied by the outstanding principal balance (at the time of prepayment) of the Note, multiplied by the number of years (and any fraction thereof) remaining between the date of prepayment and the maturity date of the loan (such amount shall be computed as if the amount determined in accordance with this provision were paid in equal monthly installments after the date of such prepayment through the maturity date of the loan).

T - The "Yield Maintenance Amount" shall mean:
the present value discounted at the Treasury Rate (as hereinafter defined) of the excess (if any) obtained by subtracting the effective annual compounded yield (at the time of prepayment) of United States Treasury Issues (other than so-called "flower bonds") with maturity dates that match, as closely as possible, the maturity date of the loan plus 50 basis points (the "Treasury Rate") from the effective annual compounded yield of the Note, multiplied by the outstanding principal balance (at the time of prepayment) of the Note, multiplied by the number of years (and any fraction thereof) remaining between the date of prepayment and the maturity date (such amount shall be computed as if the amount determined in accordance with this provision were paid in equal monthly installments after the date of such prepayment through the maturity date).

U - The "Yield Maintenance Amount" shall mean:
the amount by which the sum of the Discounted Values of the Note Payments, calculated using the Discount Rate, exceeds the Prepayment Date Principal. In order to calculate the foregoing, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together. For purposes of this provision, the following definitions shall be applicable.

      "Default Discount Rate" means the Discount Rate less 300 basis points.

      "Discount Rate" means the yield on a U.S. Treasury issue selected by lender, as published in The Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the maturity date, and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the mortgage rate.

      "Discounted Value" means the Discounted Value of a Note Payment based on the following formula:

           NP
      ----------- = Discounted Value
      (1+R/12)n,

Where NP = Amount of Note Payment
      R = Discount Rate or Default Discount Rate, as the case may be.
      n = The number of months between the date of prepayment and the scheduled date of the Note Payment being discounted rounded to the nearest integer.

      "Note Payments" means (i) the scheduled debt service payments for the period from the date of prepayment through the maturity date and (ii) the scheduled repayment of principal outstanding, if any, on the maturity date.

      "Prepayment Date Principal" means the principal outstanding on the date of prepayment.

V - The "Yield Maintenance Amount" shall mean:

the Aggregate Present Values of the Monthly Income Losses (as defined below) and shall be calculated on the date ("Calculation Date") which is ten (10) business days prior to the scheduled date of prepayment ("Prepayment Date"). For purposes of this paragraph, the "Aggregate Present Values of the Monthly Income Losses" shall be calculated as follows:

      (a) subtract the Discount Rate (as defined below) from the applicable interest rate to determine the "Rate Difference" (provided that the Rate Difference shall in no event be less than zero). Then divide the Rate Difference by twelve (12) to determine the "Monthly Rate Difference";

      (b) determine, as of the first day of each month during the Calculation Period (as defined below), what the principal amount would have been had the loan been paid pursuant to the regular installment terms of the note based on the amortization schedule then in effect on the loan (for each such month, the "Amortizing Monthly Balance");

      (c) multiply the Monthly Rate Difference by the Amortizing Monthly Balance of each month during the Calculation Period to determine the "Gross Monthly Income Loss" applicable to each month;

      (d) determine the present value of the Gross Monthly Income Loss for each month by discounting the Gross Monthly Income Loss for each month at the Monthly Discount Rate (as defined below); and

      (e) add the present value of the Gross Monthly Income Loss for each month during the Calculation Period to determine the Aggregate Present Values of the Monthly Income Losses.

As used in this provision, the following definitions shall apply:

      (i) the "Calculation Period" is the period from the Prepayment Date through the maturity date; and

      (ii) the "Discount Rate" shall be equal to the "ask yield" rate on the U.S. Treasury note or bond (not including "inflation indexed" issues) maturing closest in time to the maturity date as such "ask yield" is reported in The Wall Street Journal, or similar publication designated by lender, on the Calculation Date (and provided if there is more than one such applicable issue reported, lender shall select the one to be used for this purpose). If there is more than one U.S. Treasury note as so reported, maturing closest in time to the maturity date, lender shall determine, in its sole discretion, which one shall be utilized as the "Discount Rate." The Monthly Discount Rate" shall be equal to the Discount Rate divided by twelve (12).

W - The "Yield Maintenance Amount" shall mean:

and shall be calculated on the date ("Calculation Date") which is ten (10) business days prior to the scheduled date of prepayment ("Prepayment Date"). For purposes of this provision, the "Aggregate Present Values of the Monthly Income Losses" shall be calculated as follows:

      (a) subtract the Discount Rate (as defined below) from the applicable interest rate to determine the "Rate Difference" (provided that the Rate Difference shall in no event be less than zero). Then divide the Rate Difference by twelve (12) to determine the "Monthly Rate Difference";

      (b) determine, as of the first day of each month during the Calculation Period (as defined below), what the principal amount would have been had the loan been paid pursuant to the regular installment terms of the note based on the amortization schedule then in effect on the loan (for each such month, the "Amortizing Monthly Balance");

      (c) multiply the Monthly Rate Difference by the Amortizing Monthly Balance of each month during the Calculation Period to determine the "Gross Monthly Income Loss" applicable to each month;

      (d) determine the present value of the Gross Monthly Income Loss for each month by discounting the Gross Monthly Income Loss for each month at the Monthly Discount Rate (as defined below); and

      (e) add the present value of the Gross Monthly Income Loss for each month during the Calculation Period to determine the Aggregate Present Values of the Monthly Income Losses.

As used in this provision, the following definitions shall apply:

      (i) the "Calculation Period" is the period from the Prepayment Date through the maturity date; and

      (ii) the "Discount Rate" shall be equal to the current yield rate on the U.S. Treasury note maturing closest in time to the maturity date as such yield is reported in The Wall Street Journal, or similar publication designated by lender, on the Calculation Date. If there is more than one U.S. Treasury note as so reported, maturing closest in time to the maturity date, lender shall determine in its sole discretion, which one shall be utilized as the "Discount Rate."

X - The "Yield Maintenance Amount" shall mean:

an amount, calculated as of a date ("Calculation Date") which is ten (10) business days prior to the scheduled date of prepayment ("Prepayment Date"), equal to the sum of the present values, each as discounted at the Monthly Discount Rate (as defined below), of the Monthly Income Loss (as defined below) for each month between the Prepayment Date and the scheduled maturity date of the note ("Maturity Date"). For purposes of this paragraph, the following definitions shall apply:

      (a) the "Monthly Income Loss" for each month between the Prepayment Date and the Maturity Date shall be an amount determined by dividing by twelve (12) the product of (i) the difference (which shall in no event be less than zero) obtained by subtracting the Discount Rate (as defined below) from the mortgage rate; times (ii) the then unpaid principal balance of the note;

      (b) the "Monthly Discount Rate" shall be equal to the Discount Rate divided by twelve (12); and

      (c) the "Discount Rate" shall be equal to the then yield to maturity of the United States Treasury Note maturing closest in time to the Maturity Date as such yield reported in The Wall Street Journal, or similar publication, on the Calculation Date. If there is more than one United States Treasury Note maturing closest in time to the Maturity Date as so reported, the note having the current yield rate which differs least from the interest rate applicable to the note shall be used in the calculation.